AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2009APR01	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GLK-A
KEVIN GILMORE (309)782-3558
ROCK ISLAND IL 61299-7630

WEAPON SYSTEM: IFV XM2 /CFV XM3
EMAIL: KEVIN.GILMORE@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD B **PAS** NONE **ADP PT** HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

9B. Dated (See Item 11)

☒ **10A. Modification Of Contract/Order No.**
W52H09-09-D-0128/0001

10B. Dated (See Item 13)
2009MAR24

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) Payment will be made by Electronic Funds Transfer
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)

16A. Name And Title Of Contracting Officer (Type or print)
BRIAN W. SCHMIDT
BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
__________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2009APR01

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD 01	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. ADMINISTRATIVE MODIFICATION, 01, IS TO CHANGE THE SHIPPING DATE AND QUANTITY FOR CLIN 0002AA. THE CORRECTION IS AS FOLLOWS AND IS FOUND IN SCHEDULE B:

SHIP TO ADDRESS	CURRENT DATE	CURRENT QUANTITY	CORRECT DATE	CORRECT QUANTITY
W25G1U	14-AUG-2009	*	21-AUG-2009	*
W62G2T	06-OCT-2009		21-SEP-2009	

TOTAL CONTRACT QUANTITY ON CLIN 0002AA O* ACH REMAINS.

2. ALL OTHER TERMS AND CONDITIONS OF CONTRACT W52H09-09-D-0128 REMAIN THE SAME.

3. POC FOR THIS ACTION IS KEVIN GILMORE@US.ARMY.MIL

*** END OF NARRATIVE A0002 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD 01	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0002	NSN: 1240-01-319-8995 FSCM: 19200 PART NR: 12357792 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	EA	$*	$*
	NOUN: PERISCOPE,ARMORED V PRON: M191A478M1 PRON AMD: 01 ACRN: AA AMS CD: 070011MMTUR				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H09902… W25G1U J 1 DEL REL CD QUANTITY DEL DATE 001 * 21-AUG-2009 002 DELETED				
	FOB POINT: Destination				
	SHIP TO: (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 NORMANDY DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5002				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-09-D-0128/0001				
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 002 W52H09902 6H952 W62G2T J 1 DEL REL CD QUANTITY DEL DATE 001 * 21-SEP-2009				
	FOB POINT: Destination				
	SHIP TO: (W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN 25600 S CHRISMAN ROAD REC WHSE 16B PH 209 839 4307 TRACY CA 95304-5000				
	…IVERY ORDER NUMBER …09-D-0128/0001				

*

*Confidential Treatment Requested

W52H0909D0128/0001

*1 Current Qty

*2 Correct Qty

*3 Current Qty

*4 Correct Qty

*5 Total Contract Qty on CLIN 0002AA

*6 0002AA Qty

*7 0002AA Unit price

*8 0002AA Total amount

*9 Delivery 001 Qty

*10 Delivery 001 Qty

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
02		SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND CCTA-AR-FA MATTHEW KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL		DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC. 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2439 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0260/0002
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2006AUG18

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: $6,402.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 43.103(a)(1)

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror ________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By ________________ (Signature of Contracting Officer)	16C. Date Signed

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 02	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 02 to W52H09-05-D-0260 to DO 0002 is to:

1. Increase the unit price from* r a new unit price of*

2. For Administrative purposes, this increase will be represented on CLIN 1001AB.

3. Therefore, for each Panoramic Telescope shipped against CLIN 0001AB, the contractor shall bill against CLIN 0001AB and for a total unit price*

4. To date, the total left to deliver for CLIN 0001AB -* each for the Panoramic Telescope, NSN: 1240-01-483-6103, PN:12984713.

5. Revised the delivery schedule, see section B.

All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0003 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 02	

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: 2C6AH1261A PRON AMD: 01 ACRN: AA AMS CD: 32101366046 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	*	EA	*	$ *

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52HD96223T700	W52H1C	J	W52H1C	3

PROJ CD	BRK BLK PT
G19	

DEL REL CD	*QUANTITY	DEL DATE
001		20-AUG-2009
002		30-SEP-2009
003		30-OCT-2009
004		27-NOV-2009
005		31-DEC-2009
006		29-JAN-2010
007		26-FEB-2010
008		31-MAR-2010

FOB POINT: Destination

SHIP TO:
(W52H1C) XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU WOK8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

VERY ORDER NUMBER

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0002				
1001	SECURITY CLASS: Unclassified				
1001AB	UNIT PRICE INCREASE				$
	NOUN: PACKAGING FOR PANTELS PRON: W19ACW35M1 PRON AMD: 01 ACRN: AB AMS CD: 53459562147				
	Items shipped on CLIN 0001AB shall also billed against this CLIN 1001AB for each up to				
	THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPERATE DELIVERY REQUIRED.				
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance				

DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
001	0	30-SEP-2011

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 02	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
1001AB	W19ACW35M1 53459562147	AB	2 974W35	$ *	*	$ *

NET CHANGE $ *

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AB	21 92035000096D6D02P53459525FB S11116	W52H09	$ *

NET CHANGE $ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ *

ACRN	EDI ACCOUNTING CLASSIFICATION
AB	21 091120350000 S11116 96D6D02534595621472SFB 974W35S11116 W52H09

*

*Confidential Treatment Requested

W52H0905D0260/0002

*1 UNIT PRICE

*2 UNIT PRICE

*3 PRICE

*4 PRICE

*5 TOTAL UNIT PRICE

*6 QTY

*7 QTY

*8 UNIT PRICE

*9 AMOUNT

*10 DELIVERY QTYS

*11 UNIT PRICE INCREASE AMOUNT

*12 QTY

*13 QTY

*14 QTY

*15 PRIOR AMOUNT

*16 INCREASE/DECREASE AMOUNT

*17 CUMULATIVE AMOUNT

*18 NET CHANGE

*19 INCREASE/DECREASE AMOUNT

*20 NET CHANGE

*21 PRIOR AMOUNT OF AWARD

*22 INCREASE/DECREASE AMOUNT

*23 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 6

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
05		SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND CCTA-AR-FA MATTHEW KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL		DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC. 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2439		9B. Dated (See Item 11)
	[X]	10A. Modification Of Contract/Order No. W52H09-05-D-0260/0001
TYPE BUSINESS: Other Small Business Performing in U.S.		10B. Dated (See Item 13) 2005AUG03
Code 0BK64 Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AD NET INCREASE: $2,384.00

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

[X] C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 43.103 (a) (1)

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, [X] is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By ______ (Signature of Contracting Officer)	16C. Date Signed

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 05 to W52H09-05-D-0260 to DO 0001 is to:

1. Increase the unit price from * by * for a new unit price of *

2. For Administrative purposes, this increase will be represented on CLIN 1002AA.

3. Therefore, for each Panoramic Telescope shipped against CLIN 0002AA, the contractor shall bill against CLIN 0002AA* , and for a total unit price of *

4. To date, the total quantity left for delivery for CLIN 0002AA * each, Panoramic Telescope, NSN: 1240-01-483-6100, PN: 12984775. All other CLINS have been delivered in full.

5. Revised the delivery schedule, see section B.

All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0009 ***

***Confidential Treatment Requested**

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	*	$ *

NOUN: TELESCOPE,PANORAMIC
PRON: W15APC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041
CUSTOMER ORDER NO: 2C5AF1081ALF

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207T701	W52H1C	J	W52H1C	1

PROJ CD	RRK BLK ST
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002		30-NOV-2007
003		30-DEC-2007
004		30-JAN-2008
005		28-FEB-2008
006		30-MAR-2008
007		30-APR-2008
008		30-MAY-2008
009		30-JUN-2008

FOB POINT: Destination

SHIP TO:
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
AVE AND GILLESPIE

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 05	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AD	PRODUCTION QUANTITY NOUN: M119 HOWITZER M137 PRON: 2C8140221A PRON AMD: 02 ACRN: AC AMS CD: 32101366022 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	*	EA	$*	$*
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151F193M1 PRON AMD: 05 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H095205H983 W31G1Z J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-JUN-2010 002 DELETED 003 DELETED 004 DELETED 005 DELETED FOB POINT: Destination SHIP TO: (W31G1Z) ... ANNISTON MUNITIONS CTR CR 256 235 6837 CL V	*	EA	*	$*

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	7 FRANKFORD AVE BLDG #380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 002 W52H095205H984 W62G2T J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-JUL-2010 002 DELETED 003 DELETED 004 DELETED 005 DELETED FOB POINT: Destination SHIP TO: (W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN 25600 S CHRISMAN ROAD REC WHSE 16B PH 209 839 4387 TRACY, CA, 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
1002	SECURITY CLASS: Unclassified				
1002AA	UNIT PRICE INCREASE NOUN: PACKAGING FOR PANTELS PRON: W19ADW35M1 PRON AMD: 01 ACRN: AD AMS CD: 53459562147 Items shipped on CLIN 0002AA * shall also billed against this CLIN 1002AA for * each up to * units THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPERATE DELIVERY REQUIRED. (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-SEP-2011				$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/5001 MOD/AMD 05	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT	INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
1002AA	W19ADW35M1 53459562147	AD	2 974W35	$	*	*	$	*

NET CHANGE $ *

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AD	21 92035000096D6D02P53459525FB S11116	W52H09	$ *

NET CHANGE $ *

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *		$	*	$	*

ACRN	EDI ACCOUNTING CLASSIFICATION			
AD	21 091120350000	S11116 96D6D02534595621472SFB	974W35S11116	W52H09

*

*Confidential Treatment Requested

W52H0905D0260/0001

*1 UNIT PRICE

*2 UNIT PRICE

*3 UNIT PRICE

*4 PRICE

*5 PRICE

*6 TOTAL UNIT PRICE

*7 QTY

*8 QTY

*9 UNIT PRICE

*10 AMOUNT

*11 DELIVERY QTYS

*12 QTY

*13 UNIT PRICE

*14 AMOUNT

*15 QTY

*16 UNIT PRICE

*17 AMOUNT

*18 DELIVERY QTY

*19 DELIVERY QTYS

*20 UNIT PRICE INCREASE AMOUNT

*21 QTY

*22 QTY

*23 DELIVERY QTYS

*24 PRIOR AMOUNT

*25 INCREASE/DECREASE AMOUNT

*26 CUMULATIVE AMOUNT

*27 NET CHANGE

*28 INCREASE/DECREASE AMOUNT

*29 NET CHANGE

*30 PRIOR AMOUNT OF AWARD

*31 INCREASE/DECREASE AMOUNT

*32 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
02	2006AUG06	SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-GPA-A MATTHEW KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL		DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0260/0003
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2007JUN15

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror ________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006AUG06

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 02 to W52H09-05-D-0260 DO 0003 is to:

1) Divert Shipments o[redacted]

From: W31G1Z
XR W0L7 Anniston Munitions Center
Trans Officer 256 235 6837 CL V
7 Frankford Ave Bldg 380
Anniston AL 36201-4199

W62G2T
XU DEF DIST DEPOT San Joaquin
25600 S Chrisman Road
Rec Whse 10 PH 209 839 4307
Tracy CA 95304-5000

W25G1U
SU Transportation Officer
DDSP New Cumberland Facility
2001 Mission Drive Door 113 134
New Cumberland PA 17070-5001

To: W52H1C
XU W0K8 USA Rock Island Arsenal
Bldg 299 Gillespie Av and Beck Lane
Rock Island IL 61299-5000

2) For administrative purposes, the diverted shipments from Anniston, Tracy, and New Cumberland (CLIN 0001AB DOC REL CODE 001, 002, 003) to Rock Island will be under Clin 0001AC.

3) The total dollar value of CLIN 0001AB is decreased b[redacted] fro[redacted] [redacted] CLIN 0001AC is added for

4) All other terms and conditions remain the same.

*** END OF NARRATIVE A0003 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M171R213M1 PRON AMD: 02 ACRN: AA AMS CD: 060011 NSN: 1240-01-483-6103 (End of narrative B001)	*	EA	$ *	$ *

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097151H975	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097151H976	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-NOV-2008
002	DELETED	

FOB POINT: Destination

SHIP TO:
DIST DEPOT SAN JOAQUN
MAN ROAD

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	REC WHSE 16B PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0003 DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 003 DELETED Ship To: (W52H1C) XU W0K8 USA Rock Island Arsenal Bldg 299 Gillespie Av and Beck Lane Rock Island IL 61299-5000 (End of narrative F001)				
0001AC	PRODUCTION QUANTITY NOUN: M119 HOWITZER M137 PRON: 2C8150221A PRON AMD: 01 ACRN: AB AMS CD: 32101366022 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W15BW982073345 Y00000 M 3 DEL REL CD QUANTITY DEL DATE 001 * 30-NOV-2008 002 30-DEC-2008 003 30-JAN-2009 004 28-FEB-2009 005 30-MAR-2009 FOB POINT: Destination SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO SCHEDULED DELIVERY DATE FOR ITEM PRODUCTION DELIVERY SCHEDULE, REQUIRED UNDER THIS REQUISITION. CONTRACT/DELIVERY ORDER NUMBER 05-D-0260/0003	*	EA	*	*

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	FROM/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	M171R213M1 060011	AA	2	$ *	*	$ *
0001AC	2C8150221A 32101366022 A18P30222R2C	AB	2 8RM223	$ *	$ *	*
			NET CHANGE		$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION				ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	97	X4930AC9G 6D	26KB	S11116	W52H09	$ *
Army	AB	21	82033000085R5R13P32101331E1		S28017	W52H09	$ *
						NET CHANGE	$ 0.00

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	*	$ *	$ *

ACRN	EDI ACCOUNTING CLASSIFICATION					
AA	97	0X0X4930AC9G	S11116	76D000006001100000026KB	S11116	W52H09
AB	21	081023330000	S28017	85R5R1332101366022231E1	8RM223S28017	W52H09

*

*Confidential Treatment Requested

W52H0905D0260

AMEND 02

*1 DIVERTED SHIPMENTS

*2 DECREASE DOLLAR AMT FOR CLIN 0001AB

*3 DOLLAR AMT FROM…

*4 DOLLAR AMT TO…

*5 0001AB QTY

*6 0001AB UNIT PRICE

*7 0001AB TOTAL AMT

*8 DEL QTYS

*9 0001AC QTY

*10 0001AC UHIT PRICE

*11 0001QC TOTAL AMT

*12 DEL QTYS

*13 0001AB PRIOR AMT

*14 0001AB INCREASE/DECREASE AMT

*15 0001AB CUMULATIVE AMT

*16 0001AC PRIOR AMT

*17 0001AC INCREASE/DECREASE AMT

*18 0001AC CUMULATIVE AMT

*19 NET CHANGE

*20 INCREASE/DECREASE AMT

*21 INCREASE/DECREASE AMT

*22 PRIOR AMT OF AWARD

*23 INCREASE/DECREAE AMT

*24 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2007OCT18	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0003

10B. Dated (See Item 13)
2007JUN15

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $4,616.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
____________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2007OCT18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H0905D0260 DO 0003 IS TO:

1) TO INCREASE THE UNIT PRICE OF 000* EACH, DUE TO INCORPORATION OF ECP H07A2020 INTO BASIC AWARD. THIS IS A TOTAL INCREASE TO DELIVERY ORDER 0003 * FROM *) TO *

2) TO REVISE THE DELIVERY SCHEDULE. SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0002 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 01

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M171R213M1 PRON AMD: 02 ACRN: AA AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H097151H975 W31G1Z J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-NOV-2008 FOB POINT: Destination SHIP TO: (W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0003 DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 002 W52H097151H976 W62G2T J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-NOV-2008 002 30-DEC-2008 FOB POINT: Destination SHIP TO: (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000 [CONTRACT/DELI]VERY ORDER NUMBER	*	EA	*	*

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 01	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0003				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
003	W52H0971S1H977	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-NOV-2008
002		30-DEC-2008
003		30-JAN-2009
004		28-FEB-2009
005		30-MAR-2009
006	DELETED	

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	M171R213M1 060011	AA	2	$ *	$ *	$ *
			NET CHANGE		$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ *

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	97 0X0X4930AC9G S11116 76D00000600110000026KB S11116

*

*Confidential Treatment Requested

W52H0905D0260

AMEND 01

*1 INCREASE UNIT PRICE

*2 TOTAL INCREASE FROM AMT.

*3 TOTAL INCREASED TO AMT

*4 0001AB QTY

*5 0001AB UNIT PRICE

*6 0001AB TOTAL AMT

*7 DEL QTYS

*8 DEL QTYS

*9 DEL QTYS

*10 0001AB PRIOR AMT

*11 0001AB INCRASE/DECREASE AMT

*12 0001AB CUMULATIVE AMT

*13 0001AB NET CHANGE

*14 INCREASE/DECR4EASE AMT

*15 NET CHANGE

*16 PRIOR AMT OF AWARD

*17 INCREASE/DECREASE AMT

*18 CUMULATIVE OBLIG AMT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0260	0003	2007JUN15	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOR
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BX64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER
DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________, furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN /SIGNED/
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL

26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP. NO.	29. D.O. VOUCHER NO.	30. INITIALS
	[ ] PARTIAL [ ] FINAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

34. CHECK NUMBER

35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.	
a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

PREVIOUS EDITION IS OBSOLETE.

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. DELIVERY ORDER 0003 IS ISSUED * EACH M137A2 PANORAMIC TELESCOPE, NSN 1240-01-483-6103, PN 12984713.

2. THE UNIT PRICE OF * EACH REFLECTS THE UNIT PRICE FOR CLIN 0001 FOR ORDERING PERIOD 02, 1 JUL 2006 THROUGH 30 JUN 2007. TH TOTAL VALUE OF THIS DELIVERY ORDER $*

3. THE MAXIMUM ALLOWABLE QUANTITY UNDER THE LONG TERM CONTRACT IS [redacted] EACH OF M137A2 AND [redacted] EACH M137A3. TO DATE, THE TOTAL QUANTITY OBLIGATED UNDER THE CONTRACT IS * EACH M137A2 AND * EACH M137A3.

4. THE DELIVERY SCHEDULE IS ESTABLISHED IN SECTION B. EARLY DELIVERY IS AUTHORIZED IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5. THIS DELIVERY ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF CONTRACT W52H09-05-D-0260.

*** END OF NARRATIVE A0001 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	*	*

NOUN: M137A2 TELESCOPE,PANORAMIC
PRON: M171R213M1   PRON AMD: 01   ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin   ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097151H975	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-AUG-2008

FOB POINT: Destination

SHIP TO:
(W31G1Z)   XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097151H976	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-SEP-2008
002		30-NOV-2008

FOB POINT: Destination

SHIP TO:
(W62G2T)   XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY   CA 95304-5000

VERY ORDER NUMBER

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0003				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
003	W52H0971511H977	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-OCT-2008
002		30-DEC-2008
003		30-JAN-2009
004		28-FEB-2009
005		30-MAR-2009
006		30-APR-2009

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION				JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0001AB	M171R213M1 060011	AA	2	97	X4930AC9G 6D	26KB	S11116		W52H09	$ *
									TOTAL	$ *

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION				ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	97	X4930AC9G 6D	26KB	S11116	W52H09	$ *
						TOTAL	$ *

ACRN	EDI ACCOUNTING CLASSIFICATION				
AA	97	0X0X4930AC9G	S11116	76D000006001100000026KB	S11116

*

*Confidential Treatment Requested

W52H0905D0260

DELIVERY ORDER 0003

*1 TOTAL AMT

*2 QTY

*3 UNIT PRICE

*4 TOTAL VALUE OF DEL ORDER

*5 QTY

*6 QTY

*7 QTY

*8 QTY

*9 0001AB QTY

*10 0001AB UNIT PRICE

*11 0001AB TOTAL AMT

*12 DEL QTY

*13 DEL QTY

*14 DEL QTY

*15 0001AB OBLIGATED AMT

*16 0001AB TOTAL OBLIGATED AMT

*17 OBLIGATED AMT

*18 TOTAL OBLIGATED AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 4
2. Amendment/Modification No. 01	3. Effective Date 2007OCT18	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-GAWC-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769		9B. Dated (See Item 11)
TYPE BUSINESS: Other Small Business Performing in U.S.	[X]	10A. Modification Of Contract/Order No. W52H09-05-D-0260/0002
Code 0BK64	Facility Code	10B. Dated (See Item 13) 2006AUG18

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $3,508.16

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

[X] D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, [X] is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007OCT18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 01	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H0905D0260 DO 0002 IS TO:

1) TO INCREASE THE UNIT PRICE OF 0001AB BY * EACH, DUE TO INCORPORATION OF ECP H07A2020 INTO BASIC AWARD. THIS IS A TOTAL INCREASE TO DELIVERY ORDER 0002 OF * * FROM *

2) TO REVISE THE DELIVERY SCHEDULE. SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0002 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 01	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	*	$ *

NOUN: TELESCOPE,PANORAMIC
PRON: 2C6AH1261A PRON AMD: 01 ACRN: AA
AMS CD: 32101366046

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H096223T700	W52H1C	J	W52H1C	3
	PROJ CD	BRK BLK PT			
	G19				

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JUL-2008
002	*	30-AUG-2008
003	*	30-SEP-2008
004	*	30-OCT-2008
005	DELETED	
006	DELETED	
007	DELETED	

FOB POINT: Destination

SHIP TO:
(W52H1C) XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU WOK8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0002

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD 01	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	2C6AH1261A 32101366046 A16P30462R2C	AA	2 6RM169	$ *	$ *	$ *
			NET CHANGE		$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	21 62033000065R5R13P32101326KB S28017	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ *

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	21 060820330000 S28017 65R5R133210136604626KB 6RM169S28017 W52H09

*

*Confidential Treatment Requested

W52H0905D0260

AMEND 01

*1 INCREASE UNIT PRICE AMT

*2 NEW UNIT PRICE

*3 OLD UNIT PRICE

*4 0001AB QTY

*5 0001AB UNIT PRICE

*6 0001AB TOTAL AMT

*7 DEL QTYS

*8 0001AB PRIOR AMT

*9 0001AB INCREASE/DECREASE AMT

*10 0001AB CUMULATIVE AMT

*11 0001AB NEW CHANGE

*12 INCREASE/DECREASE AMT

*13 NET CHANGE

*14 PRIOR AMT OF AWARD

*15 INCREASE/DECREASE AMT

*16 CUMULATIVE OBLIG AMT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0260	0002	2006AUG18	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________ furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN /SIGNED/
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
28. SHIP. NO.
29. D.O. VOUCHER NO.
30. INITIALS

f. TELEPHONE NUMBER
g. E-MAIL ADDRESS
[ ] PARTIAL
[ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL
34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER
35. BILL OF LADING NO.

37. RECEIVED AT
38. RECEIVED BY (Print)
39. DATE RECEIVED (YYYYMMMDD)
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

*Confidential Treatment Requested

PREVIOUS EDITION IS OBSOLETE.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0002 MOD/AMD	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. DELIVERY ORDER 0002 IS ISSUED FOR * EACH, M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103.

2. THE UNIT PRICE * EACH REFLECTS THE UNIT PRICE FOR CLIN 0001 FOR ORDERING PERIOD 02, 1 JULY 2006 THROUGH 30 JUNE 2007. THE TOTAL VALUE OF THIS DELIVERY ORDER IS $*

3. THE MAXIMUM ALLOWABLE QUANTITY UNDER THE LONG TERM CONTRACT IS * EACH. TO DATE, THE TOTAL QUANTITY OBLIGATED UNDER THE CONTRACT IS * EACH.

4. THE DELIVERY SCHEDULE IS ESTABLISHED IN SECTION B. EARLY DELIVERY IS AUTHORIZED IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5. THIS DELIVERY ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF BASIC CONTRACT W52H09-05-D-0260.

*** END OF NARRATIVE A 001 ***

*

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	*	$*
	NOUN: TELESCOPE,PANORAMIC PRON: 2C6AH1261A PRON AMD: 01 ACRN: AA AMS CD: 32101366046				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H096223T700	W52H1C	J	W52H1C	3

PROJ CD	BRK BLK PT
019	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-AUG-2007
002	*	30-SEP-2007
003	*	30-OCT-2007
004	*	30-NOV-2007
005	*	30-DEC-2007
006	*	30-JAN-2008
007	*	28-FEB-2008

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU WOK8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
'-D-0260/0002

*

***Confidential Treatment Requested**

CONTINUATION SHEET	**Reference No. of Document Being Continued** **PIIN/SIIN** W52H09-05-D-0260/0002 **MOD/AMD**	**Page** 4 **of** 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0001AB	2C6AH1261A 32101366046 A16P30462R2C	AA	2	21 62033000065R5R13P32101326KB S28017	6RM169	W52H09	$ *
						TOTAL	$ *

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	21 62033000065R5R13P32101326KB S28017	W52H09	$ *
			TOTAL	$ *

*

***Confidential Treatment Requested**

W52H0905D0260

DELIVERY ORDER 0002

*1 TOTAL AMT

*2 QTY

*3 UNIT PRICE

*4 TOTAL VALUE OF DEL ORDER

*5 QTY

*6 QTY

*7 0001AB QTY

*8 0001AB UNIT PRICE

*9 0001AB TOTAL AMT

*10 DEL QTYS

*11 0001AB OBLIGATED AMT

*12 0001AB TOTAL AMT

*13 OBLIGATED AMT

*14 TOTAL OBLIGATED AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
04	2008AUG06	SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-GFA-A MATTHEW KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL		DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0260/0001
Code 0BK64 / Facility Code		10B. Dated (See Item 13) 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008AUG06

NSN 7540-01-152-8070 30-105-02 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

The Purpose of this Modification 04 to W52H09-05-D-0260 DO 0001 is to:

1) Divert Shipments of *

From : W31G1Z
XR W0L7 Anniston Munitions Center
Trans Officer 256 235 6837 CL V
7 Frankford Ave Bldg 380
Anniston AL 36201-4199

W62G2T
XU DEP DIST Depot San Joaquin
25600 S Chrisman Road
Rec Whse 10 PH 209 839 4307
Tracy CA 95304-500

To: W52H1C
XU W0K8 USA Rock Island Arsenal
Bldg 299 Gillespie Av and Beck Lane
Rock Island IL 61299-5000

2) For Administrative purposes, the diverted shipments from Tracy and Anniston (CLIN 0001AC DOC REL CODE 001 and 002) to Rock Island will be under CLIN 0001AD.

3) CLIN 0001AC is being deleted and being replaced with CLIN 0001AD.

4) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0006 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 9999-99-999-9999 NOUN: M119 HOWITZER M137 SECURITY CLASS: Unclassified				
0001AC	DELETED NSN: 1240-01-483-6103 (End of narrative B001)				
0001AD	PRODUCTION QUANTITY NOUN: M119 HOWITZER M137 PRON: 2C8140221A PRON AMD: 01 ACRN: AC AMS CD: 32101366022		EA		$

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W15BW982073342	Y00000	M		3

DEL REL CD	QUANTITY	DEL DATE
001		30-OCT-2007
002		30-NOV-2007
003		30-DEC-2007
004		30-JAN-2008
005		28-FEB-2008
006		30-MAR-2008

FOB POINT: Destination

SHIP TO:
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO SCHEDULED DELIVERY DATE FOR ITEM PRODUCTION DELIVERY SCHEDULE, REQUIRED UNDER THIS REQUISITION.

Y ORDER NUMBER

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-05-D-0260/0001 SHIP TO: (W52H1C) XU W0K8 USA Rock Isl Arsenal BLDG 299 Gillespie Av and Beck Lane Rock Island IL 61299-5000 (End of narrative F001)				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 04	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AC	M151F192M1 060011	AB	2	$	*	$	*	$	*
0001AD	2C8140221A 32101366022 A18P30222R2C	AC	2 8RM223	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
Army	AC	21 82033000085R5R13P32101331E1 S28017	W52H09	$	*
			NET CHANGE	$	*

	PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$	*	$	*

ACRN	EDI ACCOUNTING CLASSIFICATION				
AB	97	0X0X4930AC9G	S11116	56D00000600110000026KB	S11116 W52H09
AC	21	081020330300	S28017	85R5R13321013660223 1E1	8RM223S28017 W52H09

*

*Confidential Treatment Requested

W52H0905D0260

AMEND 04

*1 AMT OF DIVERTED SHIPMENTS

*2 0001AD QTY

*3 0001AD UNIT PRICE

*4 0001AD TOTAL AMT

*5 DEL QTYS

*6 0001AC PRIOR AMT

*7 0001AC INCREASE/DECREASE AMT

*8 0001AC CUMULATIVE AMT

*9 0001AD PRIOR AMT

*10 0001AD INCREASE/DECREASE AMT

*11 0001AD CUMULATIVE AMT

*12 NET CHANGE AMT

*13 INCREASE/DECREASE AMT

*14 NEW CHANGE AMT

*15 PRIOR AMT OF AWARD

*16 INCREASE/DECREASE AMT

*17 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 7

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
03	2007OCT12	SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-GAWC-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769	[ ]	
		9B. Dated (See Item 11)
TYPE BUSINESS: Other Small Business Performing in U.S.	[X]	10A. Modification Of Contract/Order No. W52H09-05-D-0260/0001
Code 0RK64 Facility Code		10B. Dated (See Item 13) 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

[ ]	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
[ ]	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
[ ]	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
[X]	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007OCT12

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H0905D0260 DO 0001 IS TO:

1) TO INCREASE THE UNIT PRICE OF 0001AB, 0001AC, AND 0002AA BY * EACH. DUE TO INCORPORATION OF ECP H07A2020 INTO BASIC AWARD. THIS IS A TOTAL INCREASE TO DELIVERY OREDER 0001 OF *

2) TO REVISE THE DELIVERY SCHEDULE. SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0004 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	Page 3 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	

NOUN: TELESCOPE,PANORAMIC
PRON: W15AFC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041
CUSTOMER ORDER NO: 2C5AF1081ALF

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0952077T701	W52H1C	J	W52H1C	1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002		30-NOV-2007
003		30-DEC-2007
004		30-JAN-2008
005		28-FEB-2008
006		30-MAR-2008
007		30-APR-2008
008		30-MAY-2008
009		30-JUN-2008

FOB POINT: Destination

SHIP TO:
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

MARK FOR: XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
AVE AND GILLESPIE

*

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AC	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151F192M1 PRON AMD: 03 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	*	EA	*	*

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207H963	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002		30-NOV-2007
003		30-DEC-2007
004		30-JAN-2008
005		28-FEB-2008
006	-	30-MAR-2007
007	DELETED	

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095207H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2007
002		30-NOV-2007
003		30-DEC-2007

*

***Confidential Treatment Requested**

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	Page 5 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	004 30-JAN-2008 005 28-FEB-2008 006 30-MAR-2008 007 DELETED FOB POINT: Destination SHIP TO: (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151P193M1 PRON AMD: 03 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H095205H983 W31G1Z J 1 DEL REL CD QUANTITY DEL DATE 001 30-JAN-2008 002 28-FEB-2008 003 30-MAR-2008 004 30-APR-2008 005 30-MAY-2008 FOB POINT: Destination		EA		

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 03	Page 6 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0952058984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-JAN-2008
002		28-FEB-2008
003		30-MAR-2008
004		30-APR-2008
005		30-MAY-2008

FOB POINT: Destination

SHIP TO:
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	W15APC06M1 33104540041 2C5AF1081ALF	AA	2 576C06	$ *	*	$ *
0001AC	M151F192M1 060011	AB	2	$ *	*	$ *
0002AA	M151F193M1 060011	AB	2	$ *	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$ *
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *		$ *

ACRN	EDI ACCOUNTING CLASSIFICATION				
AA	21	050720330000	S11116	56D6D023310454004126KB	576C06S11116 W52H09
AB	97	0X0X4930AC9G	S11116	56D000006001100000026KB	S11116

*Confidential Treatment Requested

W52H0905D0260

AMEND 03

*1 UNIT PRICE INCREASE AMT

*2 TOTAL PRICE INCREASE

*3 0001AB QTY

*4 0001AB UNIT PRICE

*5 0001AB TOTAL AMT

*6 DEL QTYS

*7 0001AC QTY

*8 0001 AC UNIT PRICE

*9 0001AC TOTAL AMT

*10 0001AC DEL QTYS

*11 DEL QTYS

*12 0002AA QTY

*13 0002AA UNIT PRICE

*14 0002AA TOTAL AMT

*15 0002AA DEL QTYS

*16 DEL QTYS

*17 0001AB PRIOR AMT

*18 0001AB INCREASE/DECREASE AMT

*19 0001AB CUMULATIVE AMT

*20 0001AC PRIOR AMT

*21 0001AC INCREASE/DECREASE AMT

*22 0001AC CUMULATIVE AMT

*23 0002AA PRIOR AMT

*24 0002AA INCREASE/DECREASE AMT

*25 0002AA CUMULATIVE AMT

*26 INCREASE/DECREASE AMT

*27 INCREASE/DECREASE AMT

*28 PRIOR AMOUNT OF AWARD

*29 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 6
2. Amendment/Modification No. 02	3. Effective Date 2007JAN08	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-GAWC-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S. Code 0BK64 Facility Code		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0260/0001 10B. Dated (See Item 13) 2005AUG03	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 4

☒ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007JAN08

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 02 TO W52H0905D0260 DELIVERY ORDER 0001 IS TO REVISE THE DELIVERY SCHEDULE. THIS SCHEDULE REVISION IS NECESSARY BECAUSE OF ONGOING TECHNICAL DATA ISSUES, ENGINEERING CHANGE PROPOSALS, ETC. THEREFORE, THE SCHEDULE REVISION IS DONE AT NO COST TO EITHER PARTY.

SEE SCHEDULE B FOR REVISED DELIVERY DATES.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0003 ***

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AA	FIRST ARTICLE	1	LO	$ ** NSP **	$ ** NSP **
	NOUN: FIRST ARTICLE TEST REPORT				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30				
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 DEL REL CD QUANTITY DEL DATE 001 1 09-MAR-2007				
	FOB POINT: Destination				
	SHIP TO: (Z55555) CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
	SHIP TO: TACOM-ROCK ISLAND ATTN: AMSTA-LC-GANC CHRISTINE CARSON BLDG 104, 2ND FLR, SE ROCK ISLAND IL 61299-7630				
	MARK FOR ATTN: CHRISTINE CARSON				
	(End of narrative F001)				
0001AB	PRODUCTION QUANTITY	*	EA	*	*
	NOUN: TELESCOPE,PANORAMIC PRON: W15AFC06M1 PRON AMD: 02 ACRN: AA AMS CD: 33104540041 CUSTOMER ORDER NO: 2C5AF1081ALF				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H095207T701 W52H1C J W52H1C 1 PROJ CD BRK BLK PT G19 DEL REL CD QUANTITY DEL DATE 001 30-MAR-2007 002 30-APR-2007 003 30-MAY-2007 004 30-JUN-2007 005 30-JUL-2007 006 30-AUG-2007 007 30-SEP-2007 008 30-OCT-2007 009 DELETED 010 DELETED 011 DELETED FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000 MARK FOR: CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AC	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151F192M1 PRON AMD: 02 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H095207M983 W31G1Z J 1 DEL REL CD QUANTITY DEL DATE 001 30-MAY-2007 002 30-JUN-2007		EA		$

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	003 30-JUL-2007 004 30-AUG-2007 005 30-SEP-2007 006 30-OCT-2007 007 30-NOV-2007 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H095207N984 W62G2T J 1 DEL REL CD / QUANTITY / DEL DATE 001 30-MAY-2007 002 30-JUN-2007 003 30-JUL-2007 004 30-AUG-2007 005 30-SEP-2007 006 30-OCT-2007 007 30-NOV-2007 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0002AA	PRODUCTION QUANTITY NOUN: TELESCOPE, PANORAMIC PRON: M151F193M1 PRON AMD: 02 ACRN: AB AMS CD: 060011		EA	$	$

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 02	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095205H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-JUN-2007
002		30-JUL-2007
003		30-AUG-2007
004		30-SEP-2007
005		30-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095205H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-JUN-2007
002		30-JUL-2007
003		30-AUG-2007
004		30-SEP-2007
005		30-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 833 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

*

*Confidential Treatment Requested

W52H0905D0260

AMEND 02

*1 0001AB QTY

*2 0001AB UNIT PRICE

*3 0001AV TOTAL AMT

*4 DEL QTYS

*5 0001AC QTY

*6 UNIT PRICE

*7 TOTAL AMT

*8 DEL QTYS

*9 DEL QTYS

*10 0001AA QTY

*11 0002AA TOTAL AMT

*13 DEL QTYS

*14 DEL QTYS

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 7
2. Amendment/Modification No. 01	3. Effective Date 2006MAY25	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339		
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0260/0001 10B. Dated (See Item 13) 2005AUG03		
Code 0BK64	Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: 5

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror ____________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006MAY25

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 01	Page 2 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H09-05-D-0260 DELIVERY ORDER 0001 IS TO:

1) AS A RESULT OF INCORPORATING ECPS H04A2076, H04A5007, H04A5012, THE UNIT PRICE OF CLINS 0001AB, 0001AC, AND 0002AA HAVE BEEN INCREASED B R UNIT.

2) THIS IS A TOTAL INCREASE TO DELIVERY ORDER 0001 OF

3) AS A RESULT OF CORRECTIONS TO THE TECHNICAL DATA PACKAGE, THE DUE DATE FOR THE FIRST ARTICLE TEST REPORT IS REVISED FROM: 01-JUN-2006 TO: 28-JUL-2006.

4) ALLOW FOR THE PURCHASE OF LONG LEAD ITEMS PRIOR TO FIRST ARTICLE APPROVAL TO FACILITATE ON-TIME DELIVERY, IN ACCORDANCE WITH CLAUSE I-78 OF THE CONTRACT, FAR 52.209-3, FIRST ARTICLE APPROVAL - CONTRACTOR TESTING, ALTERNATE I AND ALTERNATE II.

THE FOLLOWING ITEMS ARE HEREBY AUTHORIZED AS LONG LEAD ITEMS. THE COST ASSOCIATED WITH THESE ITEMS MAY INCLUDE THE PURCHASE OF MATERIALS AS WELL AS PRODUCTION TO THE EXTENT ESSENTIAL TO MEET THE DELIVERY SCHEDULE.

MATERIAL PO AMOUNT

IN ACCORDANCE WITH THE DOD PROGRESS PAYMENTS CLAUSE, DFARS 252.232-7004, BY REFERENCE CLAUSE I-65 OF THE CONTRACT, PAYMENT REQUESTS MAY BE SUBMITTED FOR NO MORE THAN 90% OF THE ABOVE AMOUNT, OR ACCOMPANIED BY SUPPORTING DOCUMENTATION.

5) AS A RESULT OF NUMBER 4 ABOVE, FAR 52.232-4506 PROGRESS PAYMENT LIMITATION, IS HEREBY SUPERCEDED BY THE ABOVE.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AA	FIRST ARTICLE NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC REL CD MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD 001 DEL REL CD QUANTITY DEL DATE 001 1 28-JUL-2006 FOB POINT: Destination SHIP TO: (Z55555) CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001 SHIP TO: TACOM-ROCK ISLAND ATTN: AMSTA-LC-CPA CHRISTINE CARSON ROCK ISLAND IL 61299-7630 (End of narrative F001)	1	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANTITY NOUN: TELESCOPE, PANORAMIC PRON: W15AFC06M1 PRON AMD: 02 ACRN: AA AMS CD: 33104540041 CUSTOMER ORDER NO: 2CSAF1081ALF Packaging and Marking		EA	$	

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance				
	DOC REL CD: 001 · MILSTRIP: W52H095207T701 · SUPPL ADDR: W52H1C · SIG CD: J · MARK FOR: W52H1C · TP CD: 1				
	PROJ CD: G19 · BRK BLK PT:				
	DEL REL CD / QUANTITY / DEL DATE				
	001 — 30-OCT-2006				
	002 — 30-NOV-2006				
	003 — 29-DEC-2006				
	004 — 30-JAN-2007				
	005 — 28-FEB-2007				
	006 — 30-MAR-2007				
	007 — 30-APR-2007				
	008 — 30-MAY-2007				
	009 — 29-JUN-2007				
	010 — 30-JUL-2007				
	011 — 30-AUG-2007				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000				
	MARK FOR: XU W0K8 USA ROCK ISL ARSENAL TRANSPORTATION OFFICE BLDG 102 RODMAN AVE AND GILLESPIE ROCK ISLAND IL 61299-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AC	PRODUCTION QUANTITY		EA	$	
	NOUN: TELESCOPE,PANORAMIC PRON: M151F192M1 PRON AMD: 01 ACRN: AB AMS CD: 060011				
	Packaging and Marking				

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Origin ACCEPTANCE: Origin				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-OCT-2006
002		30-NOV-2006
003		29-DEC-2006

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095207H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001		29-DEC-2006
002		30-JAN-2007
003		28-FEB-2007
004		30-MAR-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002	NSN: 1240-01-483-6100 FSCM: 19200 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	*		$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 01	Page 6 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NOUN: TELESCOPE,PANORAMIC PRON: M151F193M1 PRON AMD: 01 ACRN: AB AMS CD: 060011				

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095205H963	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-OCT-2006
002		30-NOV-2006
003		29-DEC-2006

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095205H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001		29-DEC-2006
002		30-JAN-2007
003		28-FEB-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD 01	Page 7 of 7

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	W15AFC06M1 33104540041 2C5AF1081ALF	AA	2 576C06	$ *	$ *	$ *
0001AC	M151F192M1 060011	AB	2	$ *	$ *	$ *
0002AA	M151F193M1 060011	AB	2	$ *	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$ *
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ *

*Confidential Treatment Requested

W52H0905D0260

AMEND 01

*1	UNIT PRICE INCREASE
*2	INCREASED PRICE AMT
*3	MATERIAL PO AMTS
*4	COST
*5	0001AB QTY
*6	0001AB UNIT PRICE
*7	0001AB TOTAL QTY
*8	DEL QTYS
*9	0001AC QTY
*10	0001AC UNIT PRICE
*11	0001AC TOTAL AMT
*12	001 DELIVERY QTY
*13	002 DEL QTY
*14	003 DEL QTY
*15	001 DEL QTY
*16	002 DEL QTY
*17	003 DEL QTY
*18	004 DEL QTY
*19	002AA QTY
*20	0002AA UNIT PRICE
*21	0002AA TOTAL AMT
*22	001 DEL QTY
*23	002 DEL QTY
*24	003 DEL QTY

*25 001 DEL QTY

*26 002 DEL QTY

*27 003 DEL QTY

*28 0001AB PRIOR AMT

*29 0001AB INCREASE/DECREASE AMT

*30 0001AB CUMULATIVE AMT

*31 0001AC PRIOR AMT

*32 0001AC INCREASE/DECREASE AMT

*33 0001AC CUMULATIVE AMT

*34 0002AA PRIOR AMT

*35 INCREASE/DECREASE AMT

*36 CUMULATIVE AMT

*37 NET CHANGE

*38 INCREASE/DECREASE AMT

*39 INCREASE/DECREASE AMT

*40 NET CHANGE

*41 PRIOR AMOUNT OF AWARE

*42 INCREASE/DECREASE AMT

*43 CUMULATIVE OBLIG AMT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0260	0001	2005AUG03	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CPA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD: 2 PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
☐ DESTINATION
☒ OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY
NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769
TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
☒ SMALL
☐ SMALL DISADVANTAGED
☐ WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER
DELIVERY/CALL: X — THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
PURCHASE: Reference your ☐ Oral ☐ Written Quotation ____________, Dated ____________ furnish the following on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

☐ If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
VICKI AHLGRIM /SIGNED/
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED ____________

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO.
☐ PARTIAL
☐ FINAL
29. D.O. VOUCHER NO.
30. INITIALS
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
31. PAYMENT
☐ COMPLETE
☐ PARTIAL
☐ FINAL
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT
38. RECEIVED BY (Print)
39. DATE RECEIVED (YYYYMMMDD)
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

*Confidential Treatment Requested

PREVIOUS EDITION IS OBSOLETE.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 2 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. THIS DELIVERY ORDER * 0001, TO CONTRACT W52H09-05-D-0260 IS FOR * EACH M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103 FOR CLINS 0001A* AND 0001AC* AND 50 EACH M137A3 PANORAMIC TELESCOPE, NSN: 1240-01-483-6100 FOR CLIN 0002AA.

2. UNIT PRICES HAVE BEEN ADJUSTED ON THIS DELIVERY ORDER TO AMORTIZE FIRST ARTICLE TEST COSTS. FUTURE DELIVERY ORDERS WILL USE UNIT PRICES PROPOSED BY THE CONTRACTOR FOR THE APPROPRIATE QUANTITY RANGES AND ORDERING PERIOD, AS SUBMITTED BY THE CONTRACTOR 8 JULY 2005.

3. THIS ORDER IS ISSUED DURING ORDERING PERIOD 1 (DATE OF AWARD - 30 JUN 2006) FOR A TOTAL PRICE OF *

4. FIRST ARTICLE TEST (FAT) IS REQUIRED. FOR CLIN 0001AA, FAT INCLUDES * EACH M137A2 PANORAMIC TELESCOPES. FAT REPORT IS DUE 1 JUN 2006 (300 DAYS AFTER AWARD).

5. FOR CLINS 0001AB AND 0001AC, DELIVERY OF THE INITIAL QUANTITY OF * EACH IS DUE 30 OCT 06 (450 DAYS AFTER AWARD), FOB DESTINATION, AND * EACH PER MONTH THEREAFTER.
FOR CLIN 0002AA, DELIVERY OF THE INITIAL QUANTITY OF * EACH IS DUE 30 OCT 06 (450 DAYS AFTER AWARD), FOB DESTINATION, AND * PER MONTH THEREAFTER.

6. EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST TO THE GOVERNMENT.

7. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 001 ***

*

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AA	<u>FIRST ARTICLE</u> NOUN: FIRST ARTICLE TEST REPORT <u>Packaging and Marking</u> <u>Inspection and Acceptance</u> INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 <u>Deliveries or Performance</u> DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 DEL REL CD QUANTITY DEL DATE 001 1 01-JUN-2006 FOB POINT: Destination SHIP TO: (Z55555) TACOM-ROCK ISLAND ATTN AMSTA-LC-CFA ROCK ISLAND IL 61299-7630 <u>CONTRACT/DELIVERY ORDER NUMBER</u> W52H09-05-D-0260/0001	1	LO	$ ** NSP **	$ ** NSP **
0001AB	<u>PRODUCTION QUANTITY</u> NOUN: TELESCOPE,PANORAMIC PRON: W15AFC06M1 PRON AMD: 01 ACRN: AA AMS CD: 33104540041 CUSTOMER ORDER NO: 2C5AF1081ALF <u>Packaging and Marking</u> <u>Inspection and Acceptance</u> INSPECTION: Origin ACCEPTANCE: Origin	*	EA	* 10	$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 4 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Deliveries or Performance DOC REL CD: 001 — MILSTRIP: W52H0952077701 — SUPPL ADDR: W52H1C — SIG CD: J — MARK FOR: W52H1C — TP CD: 1 PROJ CD: G19 — BRK BLK PT: DEL REL CD / QUANTITY / DEL DATE 001 * 30-OCT-2006 002 * 30-NOV-2006 003 * 29-DEC-2006 004 * 30-JAN-2007 005 * 28-FEB-2007 006 * 30-MAR-2007 007 * 30-APR-2007 008 * 30-MAY-2007 009 * 29-JUN-2007 010 * 30-JUL-2007 011 * 30-AUG-2007 FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W52K1C) XU W0K8 USA OSC ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000 MARK FOR: XU W0K8 USA OSC ROCK ISL ARSENAL TRANSPORTATION OFFICE BLDG 102 RODMAN AVE AND GILLESPIE ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0260/0001				
0001AC	PRODUCTION QUANTITY NOUN: TELESCOPE,PANORAMIC PRON: M151F192M1 PRON AMD: 01 ACRN: AB AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	*	EA *		$ *

*

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 5 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095207H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001		30-OCT-2006
002		30-NOV-2006
003		29-DEC-2006

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095207H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001		29-DEC-2006
002		30-JAN-2007
003		28-FEB-2007
004		30-MAR-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 833 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

0002 NSN: 1240-01-483-6100
FSCM: 19203
PART NR: 12984775
SECURITY CLASS: Unclassified

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AA	PRODUCTION QUANTITY		EA		$

NOUN: TELESCOPE,PANORAMIC
PRON: M1512193M1 PRON AMD: 01 ACRN: AB

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	Page 6 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095205H983	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-OCT-2006
002		30-NOV-2006
003		29-DEC-2006

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095205H984	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	29-DEC-2006
002		30-JAN-2007
003		28-FEB-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003	DATA ITEM			$ ** NSP **	$ ** NSP **

NOUN: CONTRACT DATA REQ LIST
...ed

*

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	CONTRACTOR WILL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LISTS (DD FORM 1423), EXHIBIT A. IT IS REQUIRED THAT DATA ITEMS BE DELIVERED USING ELECTRONIC MEDIA. REFER TO THE DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC DELIVERY INFORMATION A DD250 IS NOT REQUIRED (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0001 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0001AB	W15AFC06M1 33104540041 2C5AF1081ALF	AA	2	21 520330000S6D6D02P33104526KB S11116	576C06	W52H09	$ *
0001AC	M151F192M1 060011	AB	2	97 X4930AC9G 6D 26KB S11116		W52H09	$ *
0002AA	M151F193M1 060011	AB	2	97 X4930AC9G 6D 26KB S11116		W52H09	$ *
						TOTAL	$ *

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	21 520330000S6D6D02P33104526KB S11116	W52H09	$ *
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
			TOTAL	$ *

*Confidential Treatment Requested

W52H0905D0260

DELIVERY 0001

*1 TOTAL COST

*2 DEL 0001 QTY

*3 0001AB QTY

*4 0001AC QTY

*5 TOTAL PRICE

*6 FAT QTY

*7 0001AB AND 0001AC DELIARY QTY

*8 QTY EACH MONTH

*9 0002AA DELIVERY QTY

*10 0002AA QTY PER MONTH

*11 0001AB QTY

*12 0001AB UNIT PRICE

*13 0001AB TOTAL AMT

*14 DEL QTYS

*15 0001AC QTY

*16 0001AC UNIT PRICE

*17 0001AC TOTAL AMT

*18 DEL QTYS

*19 DEL QTYS

*20 0002AA QTY

*21 0001AA UNIT PRICE

*22 0002AA TOTAL AMT

*22 DEL QTY

*23 DEL QTY

*24 0001AC OBLIGATED AMT

*25 0001AC OBLIGATED AMT

*26 0002AA OBLIGATED AMT

*27 TOTAL AMT

*28 OBLIGATED AMT

*29 OBLIGATED AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 3
2. Amendment/Modification No. P00006	3. Effective Date 2009AUG20	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND CCTA-AR-FA MATTHEW KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402AS703APC ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC. 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2439 TYPE BUSINESS: Other Small Business Performing in U.S. Code 0BK64 Facility Code		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0260 10B. Dated (See Item 13) 2005AUG03	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority) 43.103(a) (3)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2009AUG20

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00006	

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. The purpose of this modification is to incorporate the following Engineering Change Proposal for Packaging changes:

    H09A2003, 9 pgs

2. As a result of the incorporation of the Packaging ECP, the unit prices for CLINS 0001 and 0002 have increase by * and *.
Revised pricing spreadsheet is attached as pg 2a.

3. All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0010 ***

*

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0038	ECP H09A2003	03-MAR-2009	009	

W52H0905D0260

AMEND P0006

*1 UNIT PRICE INCREASE

*2 UNIT PRICE INCREASE

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 3
2. Amendment/Modification No. P00003	3. Effective Date 2006AUG18	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	Code W52H09	7. Administered By (If other than Item 6) DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5703APC ADP PT HQ0339	Code S4402A

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769	☐	9B. Dated (See Item 11)
TYPE BUSINESS: Other Small Business Performing in U.S.	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0260
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006AUG18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00003	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00003 TO W52H09-05-D-0260 IS TO:

1) INCORPORATE THE ECPS H05A5003, H05A2035, H06A2018, H06A2027 (NORS 1-7 ONLY), H06A5003

2) INCORPORATE REQUESTS FOR DEVIATION (RFD)s H06A7022,

3) INCORPORATE THE FOLLOWING VERBIAGE IN REGARDS TO THE TECHNICAL DATA PACKAGE:

a) On THE TOP VIEW OF drawing 8587347, the ".144 +.005/-.001 dia" should read ".144 +.005/-.001 dia, .32+.01 deep, 2 holes."

b) For P/N 13012648 (Singlet):
-Note 3. Equivalent F.L. (NOMINAL) = 2.484"
-Note 4. Back Focal Length = 2.403" +/-0.009"

For P/N 13012649 (Doublet):
-Note 5. Equivalent Focal Length (NOMINAL) = 5.986"
-Back Focal Length was not specified in the original, and as such, may be left unstated.

THE ABOVE IS ACCOMPLISHED AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 007 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00003	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 010	ECP H05A5003			
Attachment 011	ECP H05A2035			
Attachment 012	ECP H06A2018			
Attachment 013	ECP H06A2027			
Attachment 014	ECP H06A5003			
Attachment 015	RFD H06A7022			

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

2. Amendment/Modification No.: P00004

3. Effective Date: 2007JUN15

4. Requisition/Purchase Req No.: SEE SCHEDULE

5. Project No. (If applicable):

6. Issued By — Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) — Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.: W52H09-05-D-0260

10B. Dated (See Item 13): 2005AUG03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)

16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror
____
(Signature of person authorized to sign)

15C. Date Signed

16B. United States Of America
By /SIGNED/
(Signature of Contracting Officer)

16C. Date Signed: 2007JUN15

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00004	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICTION P00004 IS TO:

1) INCORPORATE ECPS H06A2031, H06A2064, H07A2001, H06A2091, H07A5002.

2) INCORPORATE REQUESTS FOR WAIVERS (RFWs) H06A6051, H06A6052, H06A6053, H06A6061, H06A6083, H06A6084, H06A7060, H06A7061, H06A7063, H07A6011, H07A6032, H07A6033, H07A6034, H07A6035, H07A6036, H07A6037.

3) THE DODAAC FOR SHIPMENT OF FIRST ARTICLE TEST REPORT IS CORRECTED TO W52H09.

THE ABOVE IS INCORPORATED AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0008 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00004	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0016	H06A6051			
Attachment 0017	H06A2064			
Attachment 0018	H06A2091			
Attachment 0019	H07A2001			
Attachment 0020	H07A5002			
Attachment 0021	H06A6051			
Attachment 0022	H06A6052			
Attachment 0023	H06A6053			
Attachment 0024	H06A6061			
Attachment 0025	H06A6083			
Attachment 0026	H06A6084			
Attachment 0027	H06A7060			
Attachment 0028	H06A7061			
Attachment 0029	H06A7053			
Attachment 0030	H07A6011			
Attachment 0031	H07A6032			
Attachment 0032	H07A6033			
Attachment 0033	H07A6034			
Attachment 0034	H07A6035			
Attachment 0035	H07A6036			
Attachment 0036	H07A6037			

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 3

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00005	2007OCT12	SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-GAWC-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5703APC ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769	☐	
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0260
TYPE BUSINESS: Other Small Business Performing in U.S.		10B. Dated (See Item 13) 2005AUG03
Code 0BK64 Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007OCT12

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00005	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00005 TO W52H0905D0260 IS TO:

1) INCORPORATE ECP H07A2020.

2) AS A RESULT OF THE ABOVE CHANGE THE UNIT PRICE IS INCREASED B[redacted]R UNIT. SEE ATTACHED REVISED PRICING SPREADSHEET.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0009 ***

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0037	ECP H07A2020			

W52H0905D0260

AMEND P0005

*1 UNIT PRICE INCREASE

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOAS	Page 1 Of 5

2. Contract (Proc. Inst. Ident) No.: W52H09-05-D-0260

3. Effective Date: 2005AUG03

4. Requisition/Purchase Request/Project No.: SEE SCHEDULE

5. Issued By — Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309) 782-4301
ROCK ISLAND IL 61299-7630

e-mail address: CHRISTINE.CARSON@US.ARMY.MIL

6. Administered By (If Other Than Item 5) — Code S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5703APC ADP PT HQ0339

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 | Facility Code

8. Delivery
☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For — Code
SEE SCHEDULE

12. Payment Will Be Made By — Code HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			

Contract Expiration Date: 2010JUN30

15G. Total Amount Of Contract: $0.00

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
		Part I - The Schedule				Part II - Contract Clauses	
X	A	Solicitation/Contract Form	1		I	Contract Clauses	
X	B	Supplies or Services and Prices/Costs	3			Part III - List Of Documents, Exhibits, And Other Attachments	
	C	Description/Specs./Work Statement		X	J	List of Attachments	5
	D	Packaging and Marking				Part IV - Representations And Instructions	
	E	Inspection and Acceptance			K	Representations, Certifications, and Other Statements of Offerors	
	F	Deliveries or Performance					
	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors	
	H	Special Contract Requirements			M	Evaluation Factors for Award	

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement (Contractor is required to sign this document and return ______ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W52H0905R0051 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

19B. Name of Contractor
By ______________________
(Signature of person authorized to sign)

19c. Date Signed

20B. United States Of America
By /SIGNED/
(Signature of Contracting Officer)

20C. Date Signed: 2005AUG03

NSN 7540-01-152-8069
PREVIOUS EDITIONS UNUSABLE

25-106
GPO : 1985 0 – 478-632

Standard Form 26 (Rev. 4-85)
Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

1. CONTRACT W52H09-05-D-0260 IS AWARDED TO OPTEX SYSTEMS, INC. THIS CONTRACT IS A 5-YEAR, FIRM FIXED PRICE, INDEFINITE QUANTITY (IDI CONTRACT (SEE FAR 16.504) FOR THE FOLLOWING ITEMS:

CLIN 0001, M137A2 PANORAMIC TELESCOPE, NSN: 1240-01-483-6103, P/N: 12984713

CLIN 0002, M137A3 PANORAMIC TELESCOPE, NSN: 1240-01-483-6100, P/N: 12984775

2. THIS CONTRACT CONTAINS A REQUIREMENT FOR FIRST ARTICLE TESTING (SEE CLAUSES ES6016 AND IF7116). INSPECTION/ACCEPTANCE FOR THE FIR ARTICLE TEST REPORT WILL BE ORIGIN/DESTINATION; FOB IS DESTINATION.

3. DELIVERY PRODUCTION RATES SHALL BE AS FOLLOWS:

CLIN 0001AA - FIRST ARTICLE TEST (FAT) REPORT:	300 ADA (AFTER DATE OF AWARD)
CLIN 0001AB - PRODUCTION QTY WITH FAT:	450 ADA, INITIAL PRODUCTION OF 25, WITH 25 PER MONTH THEREAFTER
DELIVERY ORDERS SUBSEQUENT TO THE MINIMUM GUARANTEED QTY AND TO FAT APPROVAL:	270 ADA, INITIAL PRODUCTION OF 25, WITH 25 PER MONTH THEREAFTER
CLIN 0002AA - PRODUCTION QTY WITHOUT FAT:	450 ADA, INITIAL PRODUCTION OF 10, WITH 10 PER MONTH THEREAFTER
DELIVERY ORDERS ISSUED SUBSEQUENT TO DELIVERY ORDER 0001:	270 ADA, INITIAL PRODUCTION OF 10, WITH 10 PER MONTH THEREAFTER

EARLIER DELIVERY IS ACCEPTABLE IF ACCOMPLISHED AT NO ADDITIONAL COST TO THE GOVERNMENT.

4. FOR ADMINISTRATIVE PURPOSES, WHEN MULTIPLE APPROPRIATION/FUND TYPES ARE USED ON THE SAME DELIVERY ORDER, THE CLIN STRUCTURE SHALL I AS FOLLOWS:

CLIN 0001AB - PRODUCTION QTY WITH FAT
CLIN 0001AC - PRODUCTION QTY WITH FAT
CLIN 0001AD - PRODUCTION QTY WITH FAT

CLIN 0002AA - PRODUCTION QTY WITHOUT FAT
CLIN 0002AB - PROCUDTION QTY WITHOUT FAT
CLIN 0002AC - PRODUCTION QTY WITHOUT FAT, ETC.

5. THE PERIOD OF PERFORMANCE UNDER THIS IDIQ CONTRACT IS FIVE YEARS. THE ORDERING PERIODS (OP) ARE AS FOLLOWS:

ORDERING PERIOD (OP) 1: AWARD DATE - 30 JUN 2006
ORDERING PERIOD (OP) 2: 1 JUL 2006 - 30 JUN 2007
ORDERING PERIOD (OP) 3: 1 JUL 2007 - 30 JUN 2008
ORDERING PERIOD (OP) 4: 1 JUL 2008 - 30 JUN 2009
ORDERING PERIOD (OP) 5: 1 JUL 2009 - 30 JUN 2010

6. THE FIRM FIXED PRICES FOR ALL PERFORMANCE PERIODS ARE REFLECTED ON ATTACHMENT 001, DATED JULY 8, 2005, AS PROVIDED BY THE CONTRACTO IN RESPONSE TO SOLICITATION W52H09-05-R-0051, AS AMENDED.

7. ALL DELIVERIES ARE TO BE FOB DESTINATION. EACH DELIVERY ORDER WILL PROVIDE THE SHIPPING DESTINATIONS. EACH DELIVERY ORDER WILL REFLECT THE PRICE FOR THE QUANTITY RANGE THAT APPLIES. ALL DELIVERY ORDERS WILL BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES.

8. THE GOVERNMENT'S PROJECTED MINIMUM QUANTITY, IDENTIFIED IN SOLICITATION W52H09-05-R-0051, WAS AMENDED BY DISCUSSION LETTER DATED JUNE 30, 2005, AS FOLLOWS: ACH, FOR CLIN 0001. THE GOVERNMENT'S ONLY LIABILITY UNDER THIS CONTRACT IS FOR THE MINIMUM QUANTITY IDENTFIED ABOVE FOR THE FIRST PERFORMANCE PERIOD. THE GUARANTEED MINIMUM QUANTITY WILL BE OBLIGATED AT TIME OF AWARD OF THIS IDIQ CONTRACT AS DELIVERY ORDER 0001.

9. ALL TERMS AND CONDITIONS OF REQUEST FOR PROPOSAL W52H09-05-R-0051, AMENDMENTS THERETO, AND THE CONTRACTOR'S FINAL PROPOSAL REVISION, DATED JULY 8, 2005, ARE HEREBY INCORPORATED.

*** END OF NARRATIVE A 003 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	SECURITY CLASS: Unclassified				
0001AA	DATA ITEM NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 3 DEL REL CD QUANTITY DAYS AFTER AWARD 001 1 0300 FOB POINT: Destination SHIP TO: (Z55555) TACOM-ROCK ISLAND ATTN AMSTA-LC-CFA ROCK ISLAND IL 61299-7630	1	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QTY W/FAT NOUN: M137A2 PANORAMIC TELESCOPE Description/Specs./Work Statement TOP DRAWING NR: 12384713 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W52H1C) XU WOK8 USA OSC ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000		EA	$ ** N/A **	

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	MARK FOR: ATTN: DAVE HERRERA				
0002	FSCM: 1240 PART NR: 12984775 SECURITY CLASS: Unclassified				
0002AA	PROD QTY W/O FAT NOUN: M137A3 PANORAMIC TELESCOPE Description/Specs./Work Statement TOP DRAWING NR: 12984775 DATE: 04-NOV-2004 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin FOB POINT: Destination		EA	$ ** N/A **	
0003	DATA ITEM NOUN: CONTRACT DATA REQ LIST SECURITY CLASS: Unclassified CONTRACTOR WILL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LISTS (DD FORM 1423), EXHIBIT A. IT IS REQUIRED THAT DATA ITEMS BE DELIVERED USING ELECTRONIC MEDIA. REFER TO THE DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC DELIVERY INFORMATION A DD250 IS NOT REQUIRED (End of narrative A001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination			$ ** NSP **	$ ** NSP **

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 001	PRICING EVALUATION SHEET		001	

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. Contract ID Code Firm-Fixed-Price	Page 1 Of 4
2. Amendment/Modification No. P00001	3. Effective Date 2006APR25	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)	
6. Issued By — Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-CPA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	7. Administered By (If other than Item 6) — Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5703APC ADP PT HQ0339			
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0260 10B. Dated (See Item 13) 2005AUG03			
Code 0BK64 — Facility Code				

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006APR25

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00001	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION TO BASIC AWARD W52H09-05-D-0260 IS TO:

1) INCORPORATE AN ASSIGNMENT OF CLAIMS PER FAR 32.801

2) DELETE ALL REFERENCE TO TRITIUM THROUGHOUT THIS AWARD, MIL SPEC, TDP, OR ANY OTHER ATTACHMENT ASSOCIATED WITH THIS AWARD.

3) DELETE REFERENCE TO QAPS AND AIE. THEY DO NOT APPLY.

4) INCORPORATE THE FOLLOWING ECPS AT NO COST TO THE GOVERNMENT:

H04A2062, H04A5016, H04A5005, H04A2074, H05A2044.

5) Incorporate the following verbiage in regards to the TDP, ECPs, ect.:

"On all drawings where Finish 4.10 is called out as a cleaning operation, any method of vapor degreasing or solvent cleaning that leaves a clean and water break free surface, and removes any organic contaminants or other interfering films is acceptable."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 005 ***

CONTINUATION SHEET	**Reference No. of Document Being Continued** **PIIN/SIIN** W52H09-05-D-0260 **MOD/AMD** P00001	**Page** 3 **of** 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date
I-1	ADDED	52.232-23	ASSIGNMENT OF CLAIMS	JAN/1986

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260 MOD/AMD P00001	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 002	ECP H04A2062			
Attachment 003	ECP H04A2074			
Attachment 004	ECP H04A5005			
Attachment 005	ECP H04A5016			
Attachment 006	ECP H05A2044			

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 3
2. Amendment/Modification No. P00002	3. Effective Date 2006MAY18	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5703APC ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.		[ ] 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) [X] 10A. Modification Of Contract/Order No. W52H09-05-D-0260 10B. Dated (See Item 13) 2005AUG03	
Code 0BK64	Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: B

[ ] A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

[ ] B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

[ ] C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

[X] D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror ______________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006MAY18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 3
	PIIN/SIIN W52H09-05-D-0260	MOD/AMD P00002	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION IS TO:

1) INCORPORATE ECPS H04A2076, H04A5007, H04A5012.

2) AS A RESULT OF THE INCORPORATION THE THE ECPS, THE UNIT PRICES FOR CLINS 0001 AND 0002 HAVE INCREASED BY * PER UNIT. REVISED PRICING SHEET IS ATTACHED.

3) CORRECT VERBIAGE IN MIL-T-48554:

a) In paragraph 3.6.2, "...3.5.8 through 3.5.9.2 inclusive..." should be replaced by "...3.11.6 through 3.11.7.2 inclusive and 3.11.2.5..."

b) In paragraph 3.6.3, the sentence "15 in each direction of 3 mutually perpendicular axes" and the word "each" at the end of the sentence: "Vertical: +50g half sine wave .010 sec. +/- .001 sec. duration, 15 each" should be removed.

c) In paragraph 3.6.4.2, in the last sentence "...shall exhibit no evidence of damage or physical failure and shall meet the requirements of this specification."" the word "the" should be replaced with the word "all".

d) In the table heading "At -50 degrees F and +160 degrees F" in paragraph 3.11.6, "+150" should be replaced with "+145"

e) In paragraph 4.2, the last sentence should read "The 3 telescopes shall be tested in accordance with, and meet the requirements of, Tables I and II and paragraphs 4.9.2 and 4.9.3."

f) In Table I, the requirement for Vibration "B" should be changed from "3.6.5" to "3.6.4.2" and the Test procedure for Collimation Change should be changed from "4.7.2" to "4.7.3".

g) The reliability assurance testing, if performed, will be done by the government

h) In paragraph 4.9.1, "3.7.1" should be changed to "3.6.1", also "3.12" should be changed to "3.11.6 through 3.11.7.2 inclusive"" and "3.7.6" should be changed to "3.7 through 3.14 inclusive".

i) In paragraph 4.9.3, the first sentence should read "This test is applicable to the Reliability Assurance Samples and First Article Samples only."

j) In paragraph 4.9.4, the two references to "3.6.5" should both be changed to "3.6.4.2"

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 006 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 3
	PIIN/SIIN W52H09-05-D-0260	MOD/AMD P00002	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 007	ECP H04A2076			
Attachment 008	ECP H04A5007			
Attachment 009	ECP H04A5012			

W52H0905D0260

AMEND P0002

*1 INCREASED UNIT PRICE

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2008JUL17	SEE SCHEDULE	

6. Issued By Code W52H09	7. Administered By (If other than Item 6) Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-IBC CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0248/0004
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2007JUN25

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $292,147.50

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008JUL17

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD 01	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0002 IS TO:

1) INCREASE THE UNIT PRICE FROM [redacted] TO A NEW UNIT PRICE [redacted]

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THI: MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETI AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0002 ***

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]
	NOUN: M187 MOUNT,TELESCOPE AND PRON: M171R560M1 PRON AMD: 01 ACRN: AA AMS CD: 060011				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H0971502900 W25G1U J 1 DEL REL CD QUANTITY DEL DATE 001 [redacted] 30-JUL-2010 002 30-AUG-2010 003 30-SEP-2010 004 30-OCT-2010 005 30-NOV-2010				
	FOB POINT: Destination				
	SHIP TO: (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 NORMANDY DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5001				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0004				
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 002 W52H0971502901 W31G1Z J 1 DEL REL CD QUANTITY DEL DATE 001 [redacted] 30-JUL-2010 002 30-AUG-2010 003 30-SEP-2010				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD 01	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

```
    004      [redacted]         30-OCT-2010

    005                         30-NOV-2010

FOB POINT: Destination

SHIP TO:
(W31G1Z)    XR W0L7 ANNISTON MUNITIONS CENTER
            TRANS OFFICER 256 235 6837 CL V
            7 FRANKFORD AVE BLDG 380
            ANNISTON  AL 36201-4199

            CONTRACT/DELIVERY ORDER NUMBER
              W52H09-05-D-0248/0004

DOC                      SUPPL
REL CD   MILSTRIP        ADDR    SIG CD  MARK FOR  TP CD
 003  W52H0971502902  W62G2T   J                  1
DEL REL CD        QUANTITY         DEL DATE
    001          [redacted]        30-JUL-2010

    002                            30-AUG-2010

    003                            30-SEP-2010

    004                            30-OCT-2010

    005                            30-NOV-2010

FOB POINT: Destination

SHIP TO:
(W62G2T)    XR W1BG DEF DIST DEPOT SAN JOAQUIN
            25600 S CHRISMAN ROAD
            REC WHSE 16B  PH 209 839 4307
            TRACY                     CA 95304-5000

            CONTRACT/DELIVERY ORDER NUMBER
              W52H09-05-D-0248/0004
```

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	M171R580M1 060011	AA	2	$ [redacted]	$ [redacted]	$ [redacted]
				NET CHANGE	$ [redacted]	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$ [redacted]
			NET CHANGE	$ [redacted]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ [redacted]	$ [redacted]	$ [redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION			
AA	97 0X0X4930AC9G	S11116 76D0000006001100000026KB	S11116	W52H09

*Confidential Treatment Requested

W52H0905D0248

AMEND 01

*1 INCREASED UNIT PRICE FROM…

*2 NEW UNIT PRICE OF….

*3 0001AB QTY

*4 0001AB UNIT PRICE

*5 0001AB TOTAL AMOUNT

*6 DELIVERY QTY

*7 DELIVERY QTY

*8 DELIVERY QTY

*9 0001AB PRIOR AMOUNT

*10 INCREASE/DECREASE AMOUNT

*11 0001AB CUMULATIVE AMOUNT

*12 NET CHANGE

*13 INCREASE/DECREASE AMOUNT

*14 NET CHANGE

*15 PRIOR AMOUNT OF AWARD

*16 INCREASE/DECREASE AMOUNT

*17 CUMULATIVE OBLIG AMT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0248	0004	2007JUN25	SEE SCHEDULE	DOA5

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAMC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER
DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ______, Dated ______ furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL [redacted]
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP. NO.	29. D.O. VOUCHER NO.	30. INITIALS
	[ ] PARTIAL [ ] FINAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER / g. E-MAIL ADDRESS	31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL		34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.

a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	35. BILL OF LADING NO.

37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

*Confidential Treatment Requested

PREVIOUS EDITION IS OBSOLETE.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. Delivery Order 0004 to contract W52H09-05-D-0248 is fo[redacted]87 Telescope Mount, NSN: 1240-01-483-5324, PN 12984689.

2. The unit price of [redacted] reflects the unit price of CLIN 0001 issued during Ordering Period 02 (1 JULY 2006 thru 30 JUNE 2007), for a total delivery order price of [redacted]

3. Delivery is shown in Schedule B, Supplies/Services.

4. FOB is Destination.

5. Early deliveries are authorized if at no additional cost to the Government.

6. The Maximum Quantity over the Five Ordering Periods is 1250 each. To date, the Total Quantity Ordered under this contract [redacted] each.

7. This delivery order is subject to the terms and conditions of contract W52H09-05-D-0248.

*** END OF NARRATIVE A0001 ***

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-493-5324 FSCM: 19200 PART NR: 12584689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY NOUN: M187 MOUNT,TELESCOPE AND PRON: M171R580M1 PRON AMD: 01 ACRN: AA AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	[redacted]	EA	[redacted]	[redacted]

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097150Z900	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-AUG-2008
002		30-SEP-2008
003		30-OCT-2008
004		30-NOV-2008
005		30-DEC-2008

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0004

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097150Z901	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-AUG-2008
002		30-SEP-2008
[illegible]		30-OCT-2008

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	004 [redacted] 30-NOV-2008				
	005 30-DEC-2008				
	FOB POINT: Destination				
	SHIP TO: (W31G1Z) XR W0L7 ANNISTON MUNITIONS CENTER TRANS OFFICER 256 235 6837 CL V 7 FRANKFORD AVE BLDG 380 ANNISTON AL 36201-4199				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0004				
	DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 003 W52H097150Z902 W62G2T J 1				
	DEL REL CD / QUANTITY / DEL DATE 001 [redacted] 30-AUG-2008 002 30-SEP-2008 003 30-OCT-2008 004 30-NOV-2008 005 30-DEC-2008				
	FOB POINT: Destination				
	SHIP TO: (W62G2T) XU DEF DIST DEPOT SAN JOAQUIN 25600 S CHRISMAN ROAD REC WHSE 10 PH 209 839 4307 TRACY CA 95304-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0004				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0601AB	M171R580M1 060011	AA	2	97 X4930AC9G 6D 26KB S11116		W52H09	$ [redacted]
						TOTAL	$ [redacted]

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$ [redacted]
			TOTAL	$ [redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	97 0X0X4930AC9G S11116 76D000006001100000026KB S11116

*Confidential Treatment Requested

W52H0905D0248

DELIVERY ORDER 0004

*1 TOTAL AMOUNT

*2 QTY

*3 UNIT PRICE

*4 TOTAL DELIVERY ORDER PRICE

*5 TOTAL QTY ORDERED

*6 0001AB QTY

*7 0001AB UNIT PRICE

*8 0001AB TOTAL AMOUNT

*9 DELIVERY QTYS\

*10 DELIVERY QTYS

*11 DELIVERY QTYS

*12 0001AB OBLIGATED AMOUNT

*13 0001AB TOTAL OBLIGATED AMOUNT

*14 OBLIGATED AMOUNT

*15 TOTAL OBLIGATED AMOUNT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2008JUL17	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0003

10B. Dated (See Item 13)
2007MAY01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: $296,042.80

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008JUL17

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H09-05-F-D-0248 DO 0003 IS TO:

1) INCREASE THE UNIT PRICE FROM [redacted], FOR A NEW UNIT PRICE OF [redacted]

2) FOR ADMINISTRATIVE PURPOSES, THIS INCREASE WILL BE REPRESENTED ON CLIN 1001AB.

3) THEREFORE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AB, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AB [redacted] AND 1001AB [redacted] FOR A TOTAL UNIT PRICE OF [redacted]

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0003 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: W16AMC37M1 PRON AMD: 02 ACRN: AA
AMS CD: 31303334015

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0971077732	W52H1C	J		3
	PROJ CD	BRK BLK PT			
	G19				

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-MAR-2010
002		30-APR-2010
003		30-MAY-2010
004		30-JUN-2010
005		30-JUL-2010

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001	SECURITY CLASS: Unclassified				
1001AB	UNIT PRICE INCREASE				$[redacted]

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NOUN: UNIT PRICE INCREASE PRON: 2C8110221A PRON AMD: 01 ACRN: AB AMS CD: 32101366022 ITEMS Shipped ON CLIN 0001AB SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB FOR [redacted] CH UP [redacted] [redacted] THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPARATE DELIVERY REQUIRED. (End of narrative B001)				

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
001	0	30-DEC-2010

[redacted]

*Confidential Treatment Requested

CONTINUATION SHEET	**Reference No. of Document Being Continued** PIIN/SIIN W52H09-05-D-0248/0003 **MOD/AMD** 01	**Page** 5 **of** 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
1001AB	2C8110221A 32101366022 A18P30222R2C	AB	2 8RM223	$ 0.00	$ [redacted]	$ [redacted]
				NET CHANGE	$ [redacted]	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AB	21 8203300008SR5R13P32101331E1 S28017	W52H09	$ [redacted]
			NET CHANGE	$ [redacted]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ [redacted]	$ [redacted]	$ [redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION			
AB	21 081020330000	S28017 8SR5R13321013660223IE1	8RM223S28017	W52H09

*Confidential Treatment Requested

W52H0905D0248

AMEND 01

*1 INCREASE UNIT PRICE FROM...

*2 NEW UNIT PRICE

*3 UNIT PRICE

*4 UNIT PRICE

*5 TOTAL UNIT PRICE

*6 0001AB QTY

*7 0001AB UNIT PRICE

*8 0001AB TOTAL AMOUNT

*9 DELIVERY QTY

*10 UNIT PRICE INCREASE TOTAL

*11 UNIT PRICE

*12 UNIT PRICE

*13 DELIVERY

*14 1001AB INCREASE/DECREASE AMOUNT

*15 1001AB CUMULATIVE AMOUNT

*16 NET CHANGE

*17 INCREASE/DERCREASE AMOUNT

*18 NET CHANGE

*19 PRIOR AMOUNT OF AWARD

*19 INCREASE/DECREASE AMOUNT

*20 CUMULATIVE OBLIG AMT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0248	0003	2007MAY01	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAMC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOR
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY
NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2765
TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________
furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN /SIGNED/
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL [redacted]
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO.
[ ] PARTIAL
[ ] FINAL
29. D.O. VOUCHER NO.
30. INITIALS
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL
34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER
35. BILL OF LADING NO.

37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED (YYYYMMMDD)
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. Delivery Order 0003 to contract W52H09-05-D-0248 is fo[redacted]M187 Telescope Mount, NSN: 1240-01-483-5324, PN 12984689..

2. The unit price o[redacted] reflects the unit price of CLIN 0001 issued during Ordering Period 02 (1 JULY 2006 thru 31 JUNE 2007), for a total delivery order price of [redacted]

3. Delivery is shown in Schedule B, Supplies/Services.

4. FOB is Destination.

5. Early deliveries are authorized if at no additional cost to the Government.

6. The Maximum Quantity over the Five Ordering Periods is 1250 each. To date, the Total Quantity Ordered under this contract [redacted] each.

7. This delivery order is subject to the terms and conditions of contract W52H09-05-D-0248.

*** END OF NARRATIVE A 0001 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: W16AMC37M1 PRON AMD: 02 ACRN: AA
AMS CD: 31303334015

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097107T732	W52H1C	J		3

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QU[redacted]TY	DEL DATE
001	[redacted]	28-FEB-2008
002	[redacted]	30-MAR-2008
003	[redacted]	30-APR-2008
004	[redacted]	30-MAY-2008
005	[redacted]	30-JUN-2008

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0003

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION		OBLIGATED AMOUNT
0101AB	W16AMC37M1 31303334015 W16M3755M108	AA	2	21	62033000066D6D02P31303326KB	S11116	676C37	W52H09	$	[redacted]
								TOTAL	$	[redacted]

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	21	62033000066D6D02P31303326KB	S11116	W52H09	$	[redacted]
					TOTAL	$	[redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION					
AA	21	060820330000	S11116	66D6D023130333401526KB	676C37S11116	W52H09

*Confidential Treatment Requested

W52H0905D0248

DELIVERY ORDER 0003

*1 TOTAL COST

*2 QTY

*2 UNIT PRICE

*3 TOTAL DELIVERY ORDER COST

*4 QTY

*5 0001AB QTY

*6 0001AB UNIT PRICE

*7 0001AB TOTAL AMOUNT

*8 DELIVERY QTY

*9 OBLIGATED AMOUNT

*10 TOTAL OBLIGATED AMOUNT

*11 OBLIGATED AMOUNT

*12 TOTAL OBLIGATED AMOUNT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
03	2008JUL17	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0002

10B. Dated (See Item 13)
2006FEB03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $97,382.50

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008JUL17

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0002 IS TO:

1) INCREASE THE UNIT PRICE FROM* [redacted] TO A UNIT PRICE OF* [redacted]

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0005 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 03	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY NOUN: MOUNT,TELESCOPE AND PRON: M161F756M1 PRON AMD: 05 ACRN: AA AMS CD: 060011 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H0960248304 W25G1U J 1 DEL REL CD QUANTITY DEL DATE 001 [redacted] 30-JAN-2010 FOB POINT: Destination SHIP TO: (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 NORMANDY DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5001 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0002 DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 002 W52H0960248905 W62G2T J 1 DEL REL CD QUANTITY DEL DATE 001 [redacted] 28-FEB-2010 FOB POINT: Destination SHIP TO: (W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN TRANSPORTATION OFFICER PO BOX 960001 STOCKTON CA 95296-0130 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0002	[redacted]	EA	[redacted]	[redacted]

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	M161F756M1 060311	AA	2	$ [redacted]	$ [redacted]	$ [redacted]
				NET CHANGE	$ [redacted]	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D	26KB	S11116	W52H09	$ [redacted]
					NET CHANGE	$ [redacted]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ [redacted]	$ [redacted]	$ [redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION			
AA	97 0X0X4930AC9G	S11116	66D000006001100000026KB	S11116

*Confidential Treatment Requested

W52H0905D0248

AMEND 03

*1 INCREASED UNIT PRICE FROM...

*2 INCREASED UNIT PRICE TO...

*3 0001AB QTY

*4 0001AB UNIT PRICE

*5 0001AB TOTAL AMOUNT

*6 DELIVERY QTY

*7 DELIVERY QTY

*8 0001AB PRIOR AMOUNT

*9 0001AB INCREASE/DECREASE AMOUNT

*10 0001AB CUMULATIVE AMOUNT

*11 INCREASE/DECREASE AMOUNT

*12 NET CHANGE

*13 PRIOR AMOUNT OF AWARD

*14 INCREASE/DECREASE AMOUNT

*15 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 4
2. Amendment/Modification No. 02	3. Effective Date 2007APR26	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-GPA-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248/0002 10B. Dated (See Item 13) 2006FEB03	
Code 0BK64	Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $38,700.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007APR26

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

AS A RESULT OF THE INCORPORATION OF ECP H07A2006:

1) THE UNIT PRICE ON DELIVERY ORDER 0002 IS INCREASED [redacted] FOR A TOTAL PRICE [redacted]

~~2) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.~~

*** END OF NARRATIVE A 0003 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 02	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M161P756M1 PRON AMD: 04 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0960242904	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	25-SEP-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0960242905	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	25-OCT-2007

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
TRANSPORTATION OFFICER
PO BOX 960001
STOCKTON CA 95296-0130

CONTRACT/DELIVERY ORDER NUMBER
...-D-0248/0002

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 02	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AB	M161F756M1 060811	AA	2	$	[redacted]	$	[redacted]	$	[redacted]
					NET CHANGE	$	[redacted]		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION		ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D	26KB S11116	W52H09	$	[redacted]
				NET CHANGE	$	[redacted]

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	[redacted]	$	[redacted]	$	[redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION			
AA	97 0X0X4930AC9G	S11116	66D000006001100000026KB	S11116

*Confidential Treatment Requested

W52H0905D0248

AMEND 02

*1 INCREASED AMOUNT

*2 TOTAL PRICE PER UNIT

*3 0001AB QTY

*4 0001AB UNIT PRICE

*5 0001AB TOTAL AMOUNT

*6 DELIVERY QTY

*7 DELIVERY QTY

*8 0001AB PRIOR AMOUNT

*9 0001AB INCREASE/DECREASE AMOUNT

*10 CUMULATIVE AMOUNT

*11 INCREASE/DECREASE AMOUNT

*12 NET CHANGE

*13 PRIOR AMOUNT OF AWARD

*14 INCREASE/DECREASE AMOUNT

*15 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 4
2. Amendment/Modification No. 01	3. Effective Date 2006JUL26	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0248/0002
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2006FEB03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $11,027.00

KIND MOD CODE: B

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☒	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006JUL26

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 01 TO W52H09-05-D-0248 DELIVERY ORDER 0002 IS TO:

1) INCREASE THE UNIT PRICE OF CLINS 0001AB B[redacted]ACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048). THIS ECP INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCT[redacted]

2) THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER [redacted]

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 01	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	$ [redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M161P756M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0960242904	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	25-SEP-2007

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0960242905	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	25-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 01	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	M161F756M1 060011	AA	2	$ * [redacted]	$ * [redacted]	$ * [redacted]
				NET CHANGE	$ * [redacted]	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	97 X4930AC9G 6D 26KB S11116	W52H09	$ * [redacted]
			NET CHANGE	$ * [redacted]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ * [redacted]	$ * [redacted]	$ * [redacted]

*

*Confidential Treatment Requested

W52H0905D0248

AMEND 01

*1 UNIT PRICE INCREASE

*2 QTY

*3 DELIVERY ORDER INCREASE AMOUNT

*4 0001AB QTY

*5 0001AB UNIT PRICE

*6 0001AB TOTAL AMOUNT

*7 DELIVERY QTY

*8 DELIVERY QTY

*9 0001AB PRIOR AMOUNT

*10 0001AB INCREASE/DECREASE AMOUNT

*11 0001AB CUMULATIVE AMOUNT

*12 NET CHANGE

*13 INCREASE/DECREASE AMOUNT

*14 NET CHANGE

*15 PRIOR AMOUNT OF AWARD

*16 INCREASE/DECREASE AMOUNT

*17 CUMULATIVE OBLIG AMT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0248	0002	2006FEB03	SEE SCHEDULE	DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE — Reference your [ ] Oral [ ] Written Quotation ________, Dated ________ furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
VICKI AHLGRIM /SIGNED/
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL [redacted]
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP. NO.	29. D.O. VOUCHER NO.	30. INITIALS
	[ ] PARTIAL [ ] FINAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER / g. E-MAIL ADDRESS	31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL		34. CHECK NUMBER
36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT. a. DATE (YYYYMMMDD) / b. SIGNATURE AND TITLE OF CERTIFYING OFFICER			35. BILL OF LADING NO.

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

*Confidential Treatment Requested

PREVIOUS EDITION IS OBSOLETE.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. This Delivery Order 0002 against basic award W52H09-05-D-0248 is for the following items:

CLIN 0001AA [redacted] M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit pric[redacted] ta[redacted]

2. See Section B for delivery schedule.

3. All terms and conditions of the Basic Contract W52H09-05-D-0248 apply.

*** END OF NARRATIVE A 001 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M161F756M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H096024Z904	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	25-SEP-2007

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) XU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
BUILDING MISSION DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H096024Z905	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	25-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION				JOB ORDER NUMBER	ACCOUNTING STATION		OBLIGATED AMOUNT
0001AB	M161F756M1 060011	AA	2	97	X4930AC9G 6D	26KB	S11116		W52H09	$	[redacted]
									TOTAL	$	[redacted]

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION				ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	97	X4930AC9G 6D	26KB	S11116	W52H09	$	[redacted]
						TOTAL	$	[redacted]

*Confidential Treatment Requested

W52H0905D0248

DELIVERY ORDER 0002

*1 TOTAL COST

*2 QTY

*3 UNIT PRICE

*4 TOTAL PRICE

*5 0001AB QTY

*6 0001AB UNIT PRICE

*7 0001AB TOTAL AMOUNT

*8 DELIVERY QTY

*9 DELIVERY QTY

*10 0001AB OBLIGATED AMOUNT

*11 0001AB TOTAL AMOUNT

*12 OBLIGATED AMOUNT

*13 TOTAL OBLIGATED AMOUNT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page
Firm-Fixed-Price	1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
14	2009MAY18	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402AS601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	**15C. Date Signed**	**16B. United States Of America**	**16C. Date Signed**
____________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2009MAY18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND CLINS 001AC.

SEE SCHEDULE B FOR SCHEDULE.

EARLIER DELIVERIES ARE ACCEPTABLE, IF NO ADDITIONAL COST TO THE GOVERNMENT.

THE SHIPPING DESTINATION FOR CLIN 0001AC HAS BEEN REVISED. ALL SHIPMENTS ON CLIN 0001AC SHALL BE SHIPPED TO RIA. SEE SCHEDULE.

PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAILS.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0016 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52X1C	J		1
	PROJ CD G19	BRK BLK PT			

DEL REL CD	QUANTITY	DEL DATE
004	[redacted]	30-APR-2007
005		30-MAY-2007
006		30-SEP-2009
007		30-OCT-2009
008		30-NOV-2009
009		30-DEC-2009
010		30-JAN-2010
011		28-FEB-2010
012		30-MAR-2010
013		30-APR-2010

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	$ [redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M1S1R095M1 PRON AMD: 10 ACRN: AB
AMS CD: 040011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	[redacted]	30-JUL-2008
005		30-SEP-2008
006		30-OCT-2008
007		30-NOV-2008
008		30-MAR-2009
009		30-APR-2009

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-MAY-2009
002		30-JUN-2009
003		30-JUL-2009
004		30-AUG-2009

[illegible] Destination

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SHIP TO: (W52H1C) XU USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				

W52H0905D0248

AMEND 14

*1 0001AB QTY

*2 0001AB UNIT PRICE

*3 0001AB TOTAL AMOUNT

*4 DELIVERY QTYS

*5 0001AC QTY

*6 0001AC UNIT PRICE

*7 0001AC TOTAL AMOUNT

*8 DELIVERY QTYS

*9 DELIVERY QTYS

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 11	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
2001AB	W16AKC37M1 31303334015 W16M3755M108	AC	1 676C37	$	[redacted]	$	[redacted]	$	0.00
					NET CHANGE	$	[redacted]		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AC	21 62033000066D6D02P31303326KB S11116	W52H09	$	[redacted]
			NET CHANGE	$	[redacted]

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	[redacted]	$	[redacted]	$	[redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION				
AC	21 060820330000	S11116	66D6D025130333401526KB	676C37S11116	W52H09

*Confidential Treatment Requested

W52H0905D0248

AMEND 11

*1 PRODUCT

*2 UNIT PRICE EACH

*3 DECREASED UNIT PRICE

*4 INCREASED UNIT PRICE

*5 TOTAL UNIT PRICE INCREASE

*6 2001AB PRIOR AMOUNT

*7 2001AB INCREASE/DECREASE AMOUNT

*8 NET CHANGE

*9 INCREASE/DECREASE AMOUNT

*10 NET CHANGE

*11 PRIOR AMOUNTOF AWARD

*12 INCREASE/DECREASE AMOUNT

*13 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code Firm-Fixed-Price		**Page** 1 **Of** 4	
2. Amendment/Modification No. 10	**3. Effective Date** 2008MAY02	**4. Requisition/Purchase Req No.** SEE SCHEDULE	**5. Project No. (If applicable)**

6. Issued By **Code** W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) **Code** S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A **PAS** S4402AS601APC **ADP PT** HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

9B. Dated (See Item 11)

☒ **10A. Modification Of Contract/Order No.** W52H09-05-D-0248/0001

10B. Dated (See Item 13) 2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AR NET INCREASE: $542,539.89

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		**16A. Name And Title Of Contracting Officer (Type or print)** LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ________ (Signature of person authorized to sign)	**15C. Date Signed**	**16B. United States Of America** By /SIGNED/ (Signature of Contracting Officer)	**16C. Date Signed** 2008MAY02

NSN 7540-01-152-8070 30-105-02 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 10 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

[redacted]

2) THE ABOVE AMOUNT IS ADDED TO CLIN 0004AB FOR A TOTAL CLIN PRICE OF [redacted]

3) THIS LUMP SUM PAYMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. TO FOLLOW WILL BE UNIT PRICE ADJUSTMENTS ON ALL CURRENT DELIVERY ORDERS ON THIS CONTRACT. This entire equitable adjustment amount represents a full and complete settlement of all claims, demands, and causes of action raised in and associated with its Request for Equitable Adjustment dated 4 March 2008. In addition, because Optex' REA was submitted on a Total Cost basis, the parties intend this Modification to address all of the past issue on this contract as of 4 March 2008. Therefore, this Modification represents a complete and full settlement of all claims, demands, an causes of action that Optex may raise for any incidents, directed/constructive changes, and any other matters, occurring on or before 4 March 2008, including any claims for delay, unrealized overhead, attorney's fees, and any other causes of action, known or unknown to Optex, whether asserted at this time or not, arising under this contract and any Delivery Orders issued against it.

This Modification will not affect any claims or causes of action pertaining to incidents, directed/constructive changes, and other matters which occur after 4 March 2008. The parties also contemplate a subsequent Modification to this Contract, which will increase unit prices for all current and future Delivery Orders on this Contract, as stated above.

A MODIFICATION ESTABLISHING A CONTRACTOR/GOVERNMENT AGREED UPON DELIVERY SCHEDULE ADJUSTMENT WILL ALSO BE FOLLOWED MY THIS MODIFICATION

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0011 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0004	SECURITY CLASS: Unclassified				
0004AB	EQUITABLE ADJUSTMENT SUSTAINMENT				$ [redacted]
	NOUN: M187A1 MOUNT PRON: M181F694M1 PRON AMD: 03 ACRN: AB AMS CD: 060011				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	Deliveries or Performance DLVR SCH REL CD 001 QUANTITY 0 PERF COMPL DATE 30-JAN-2008 $ [redacted] DLVR SCH REL CD 002 QUANTITY 0 PERF COMPL DATE 01-MAY-2008 $ [redacted]				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

Special Payment procedures for progress payments:

Please pay progress payments from the oldest funds first. Once oldest funds are depleted, utilize the remaining obligated funds for all other disbursements. This is retroactive to the beginning of the order.

*** END OF NARRATIVE G0001 ***

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0004AA	2C6090461A 32101366046 A16P30462R2C	AD	2 6RM169	$	0.00	$ [redacted]	$ [redacted]
0004AB	M181P694M1 060011	AB	2	$	0.00	$ [redacted]	$ [redacted]
					NET CHANGE	$ [redacted]	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ [redacted]
Army	AD	21 6203300006585R13P32101325SX S28017	W52H09	$ [redacted]
			NET CHANGE	$ [redacted]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ [redacted]	$ [redacted]	$ [redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION				
AB	97 0X0X4930AC9G	S11116	86D0000060011000002 6KB	S11116	
AD	21 060820330000	S28017	65R5R1332101366046255X	6RM169S28017	W52H09

*Confidential Treatment Requested

W52H0905D0248

AMEND 09

*1 EQUITABLE ADJUSTMENT AMOUNT

*2 UNIT PRICE

*3 EQUITABLE ADJUSTMENT

*4 0004AA TOTAL AMOUNT

*5 DOLLAR AMOUNT

*6 0004AB TOTAL AMOUNT

*7 DOLLAR AMOUNT

*8 0004AA INCREASE/DECREASE AMOUNT

*9 0004AA CUMULATIVE AMOUNT

*10 0004AB INCREASE/DECREASE AMOUNT

*11 0004AB CUMULATIVE AMOUNT

*12 NET CHANGE

*13 INCREASE/DECREASE AMOUNT

*14 INCREASE/DECREASE AMOUNT

*15 NET CHANGE

*16 PRIOR AMOUNT OF AWARD

*17 INCREASE/DECREASE AMOUNT

*18 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price		Page 1 Of 3	
2. Amendment/Modification No.: U6	3. Effective Date: 2007MAY22	4. Requisition/Purchase Req No.: SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By — Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-GAWC-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) — Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No.: W52H09-05-D-0248/0001 10B. Dated (See Item 13): 2005AUG01	
Code 0BK64	Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 1

☒ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007MAY22

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD U6	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION U6 TO W52H0905D0248 DO 0001 IS TO:

1) CHANGE THE SHIPPING DESTINATION OF * EACH M187 ON CLIN 0001AB

FROM:
DODAAC - W52H1C
XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

TO:
DODAAC - W905MY
Commander
US Army Yuma Proving Ground
ATTN: CSTE-DTC-YP-YT-MW-A(Clede O'Neal 928-328-7101)
KOFA Firing Range (KFR) Aberdeen Road Entrance Building 3490N
Yuma, Arizona 85365-9498

2) PROVIDE 1 EACH OF PART NUMBER * TEX IN ORDER TO PREVENT PRODUCTION LINES FROM SHUTTING DOWN. REPLACEMENT PARTS WILL BE RETURNED TO THE GOVERNMENT, ONCE THE SUPPLIER DELIVERS TO OPTEX.

GFM TO BE SHIPPED TO:
DODAAC - CMA0DE
ATTN: ANGUS LATHAM
XR OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081-2439

GFM SHALL BE RETURNED TO:
DODAAC - W52H1C
XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0007 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 06	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	* [redacted]	EA	* $ [redacted]	* $ [redacted]
	NOUN: MOUNT,TELESCOPE AND PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA AMS CD: 33104540041				
	* [redacted] UNITS UNDER THIS CLIN 0001AB SHALL BE SHIPPED DIRECTLY TO:				
	DODAAC: W905MY Commander US Army Yuma Proving Ground ATTN: CSTE-DTC-YP-YT-MW-A(Cleda O'Neal 928-328-7101) KOFA Firing Range (KFR) Aberdeen Road Entrance Building 3490N Yuma, Arizona 85365-9498				
	REMAINING ITEMS, * [redacted] SHALL BE SHIPPED AS DIRECTED ON MOD 05 TO THIS DELIVERY ORDER.				
	(End of narrative B002)				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				

*

*Confidential Treatment Requested

W52H0905D0248

AMEND U6

*1 QTY

*2 QTY

*3 PART NUMBER

*4 0001AB QTY

*5 0001AB UNIT PRICE

*6 0001AB TOTAL AMOUNT

*7 QTY

*8 QTY

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(End of narrative A001)				
2001AC	MAINTENANCE AND OVERHAUL: DELIVERABLE	[redacted]	EA	$ [redacted]	$ [redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 06 ACRN: AB
AMS CD: 060011

THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN PREVIOUSLY SHIPPED AGAINST CLIN 0001AC AND RETURNED TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP [redacted]07A2006. THESE ITEMS SHALL BE BILLED AT A PRICE OF [redacted], UP TO A QUANTITY [redacted] UPON DELIVERY [redacted] TO THE GOVERNMENT.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951802900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-JUN-2006

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0952082901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-MAY-2006

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
[illegible] DRIVE DOOR 113 134
D PA 17070-5001

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 10 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AC	M151R095M1 060011	AB	2	$	[redacted]	$	[redacted]	$	[redacted]
1001AB	W16ALC37M1 31303334015	AC	2 676C37	$	0.00	$	[redacted]	$	[redacted]
1001AC	M151R095M1 060011	AB	2	$	0.00	$	[redacted]	$	[redacted]
2001AB	W16AKC37M1 31303334015 W16M3755M108	AC	2 676C37	$	0.00	$	[redacted]	$	[redacted]
2001AC	M151R095M1 060011	AB	2	$	0.00	$	[redacted]	$	[redacted]
					NET CHANGE	$	[redacted]		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	[redacted]
Army	AC	21 62033000066D6D02P31303326KB S11116	W52H09	$	
			NET CHANGE	$	[redacted]

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	[redacted]	$	[redacted]	$	[redacted]

ACRN	EDI ACCOUNTING CLASSIFICATION				
AB	97 0X0X4930AC9G	S11116	56D000006001100000026KB	S11116	
AC	21 060620330000	S11116	66D6D023130333401526KB	676C37S11116	W52H09

*Confidential Treatment Requested

W52H0905D0248

AMEND 05

*1 ADDITIONAL COST PER UNIT

*2 TOTAL UNIT PRICE

*3 ORIGINAL PRICE

*4 ADDITIONAL PRICE PER UNIT

*5 COST

*6 ADDITIONAL COST PER UNIT

*7 0001AB QTY

*8 0001AB UNIT PRICE

*9 0001AB TOTAL AMOUNT

*10 0001AB PRICE PER EACH

*11 DELIVERY QTYS

*12 0001AC QTY

*13 0001AC UNIT PRICE

*14 0001AC TOTAL AMOUNT

*15 DELIVERY QTYS

*16 DELIVERY QTYS

*17 1001AB TOTAL AMOUNT

*18 COST

*19 COST

*20 DELIVERY QTY

*21 1001AC QTY

*22 1001AC UNIT PRICE

*23 1001AC TOTAL AMOUNT

*24 DELIVERY QTY

*25 DELIVERY QTY

*26 2001AB QTY

*27 2001AB UNIT PRICE

*28 2001AB TOTAL AMOUNT

*29 EACH PRICE

*30 QTY

*31 DELIVERY QTY

*32 2001AC QTY

*33 2001AC UNIT PRICE

*34 2001AC TOTAL AMOUNT

*35 COST

*36 QTY

*37 DELIVERY QTY

*38 DELIVERY QTY

*39 0001AC PRIOR AMOUNT

*40 0001AC INCREASE/DECREASE/AMOUNT

*41 0001AC CUMULATIVE AMOUNT

*42 1001AB INCREASE/DECREASE AMOUNT

*43 1001AB CUMULATIVE AMOUNT

*44 1001AC INCREASE/DECREASE AMOUNT

*45 1001AC CUMULATIVE AMOUNT

*46 2001AB INCREASE/DECREASE AMOUNT

*47 2001AB CUMULATIVE AMOUNT

*48 2001AC INCREASE/DECREASE AMOUNT

*49 2001AC CUMULATIVE AMOUNT

*50 NET CHANGE

*51 INCREASE/DECREASE AMOUNT

*52 INCREASE/DECREASE AMOUNT

*53 NET CHANGE

*54 PRIOR AMOUNT OF AWARD

*55 INCREASE/DECREASE AMOUNT

*56 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page
Firm-Fixed-Price	1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
04	2007APR02	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
(Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2007APR02

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

TOHE PURPOSE OF THIS MODIFICATION 04 TO W52H09-05-D-0248 DO 0001, IS TO REVISE THE DELIVERY SCHEDULE. SEE SCHEDULE B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0005 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AB	PRODUCTION QUANTITY	[redacted]	EA	[redacted]	[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951817700	W52H1C	J		1
	PROJ CD	BRK BLK PT			
	G19				

DEL REL CD	QUANTITY	DEL DATE
004	[redacted]	30-APR-2007
005		30-MAY-2007
006		30-JUN-2007
007		30-JUL-2007
008		30-AUG-2007
009		30-SEP-2007
010		30-OCT-2007
011		30-NOV-2007
012		30-DEC-2007
013		30-JAN-2008

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	[redacted]	EA	$ [redacted]	$ [redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 04 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951802900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	[redacted]	30-MAY-2007
005		30-JUN-2007
006		30-JUL-2007
007		30-AUG-2007
008		30-SEP-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	30-JUN-2007
002		30-JUL-2007
003		30-AUG-2007
004		30-SEP-2007
005		30-OCT-2007
006		30-NOV-2007

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 MISSION DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5001 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				

AMEND 04

*1 0001AB QTY

*2 0001AB UNIT PRICE

*3 0001AB TOTAL AMOUNT

*4 DELIVERY QTYS

*5 0001AC QTY

*6 0001AC UNIT PRICE

*7 0001AC TOTAL AMOUNT

*8 DELIVERY QTYS

*9 DELIVERY QTYS

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code Firm-Fixed-Price	**Page** 1 **Of** 8		
2. Amendment/Modification No. 03	**3. Effective Date** 2006NOV28	**4. Requisition/Purchase Req No.** SEE SCHEDULE	**5. Project No. (If applicable)**

6. Issued By Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A **PAS** S4402A5601APC **ADP PT** HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

9B. Dated (See Item 11)

☒ **10A. Modification Of Contract/Order No.**
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		**16A. Name And Title Of Contracting Officer (Type or print)** LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ________________ (Signature of person authorized to sign)	**15C. Date Signed**	**16B. United States Of America** By /SIGNED/ (Signature of Contracting Officer)	**16C. Date Signed** 2006NOV28

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03	Page 2 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE GOVERNMENT FURNISHED MATERIAL (GFM) TO BE USED TOWARDS FIRST ARTICLE TESTING, IF THE CONTRACTOR DESIRES, CONSISTING OF THE FOLLOWING:

1. FOUR (4) EACH HOUSING P/N [redacted] WILL BE PROVIDED AS GFM.

2. GFM SHALL BE SHIPPED TO: OPTEX SYSTEMS INC
   1420 PRESIDENTIAL DR.
   RICHARDSON, TX 75081

3. AS A RESULT OF THE ABOVE, THE DUE DATE FOR THE FIRST ARTICLE TEST REPORT (CLIN 0001AA) IS REVISED
   FROM: 30 AUG 2006 TO: 12 Jan 2007

4. FIRST ARTICLE INSPECTION, TEST AND ENVIRONMENTAL, SHALL BE RECONDUCTED UPON RECEIPT OF CONTRACTOR PRODUCED PART [redacted] NO DELIVERIES OF M187A1 MOUNTS SHALL BE ACCEPTED BY THE GOVERNMENT USING CONTRACTOR MANUFACTURED PART, PN [redacted] UNLESS FIRST ARTICLE TESTING IS CONDUCTED ON BOTH THE PART AND THE ENTIRE M187A1 MOUNT SYSTEM.

4. THE PRODUCTION SCHEDULES ARE ALSO REVISED ACCORDINGLY. SEE SCHEDULE B.

5. THIS IS DONE AT NO COST TO EITHER PARTY, DUE TO ONGOING TECHNICAL CLARIFICATIONS AND OMISSIONS THAT HAVE BEEN ENCOUNTERED UP TO THI POINT.

6. REPLACEMENT PARTS WILL BE RETURNED TO THE GOVERNMENT, UPON RECEIPT BY OPTEX OF ACCEPTABLE PARTS FROM THEIR SUPPLIER. THE REPLACEMENT PARTS SHALL BE RETURNED TO:
   TACOM - ROCK ISLAND
   ATTN: AMSTA-LC-QAWC-B/CHRIS CARSON
   BLDG 104, 2ND FLOOR SE
   1 ROCK ISLAND ARSENAL
   ROCK ISLAND, IL 61299-7630

7. The contractor hereby waives all rights and claims for equitable adjustment to such facts and circumstances giving rise to the incorporation of the above stated changes. The contractor specifically waives andy and all types of claims which it has or may have against the government related to any delay resulting from the incorporation of the stated changes in the contract.

8. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0004 ***

*Confidential Treatment Requested

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AA	DATA ITEM NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 3 DEL REL CD QUANTITY DEL DATE 001 1 12-JAN-2007 FOB POINT: Destination SHIP TO: (Z55555) CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001	1	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANTITY NOUN: MOUNT,TELESCOPE AND PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA AMS CD: 33104540041 Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	[redacted]	EA	[redacted]	[redacted]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1

PROJ CD: G19 BRK BLK PT:

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	
002	DELETED	
003	DELETED	
004	[redacted]	28-JAN-2007
005		28-FEB-2007
006		28-MAR-2007
007		28-APR-2007
008		28-MAY-2007
009		28-JUN-2007
010		28-JUL-2007
011		28-AUG-2007
012		28-SEP-2007
013		28-OCT-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	[redacted]	EA	$[redacted]	$[redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 04 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03	Page 5 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

```
DOC               SUPPL
REL CD  MILSTRIP        ADDR    SIG CD  MARK FOR  TP CD
001   W52H0951808Z900   W52H1C    J                 1
DEL REL CD      QUANTITY         DEL DATE
   001          DELETED
   002          DELETED
   003          DELETED
   004          [redacted]       28-FEB-2007
   005                           28-MAR-2007
   006                           28-APR-2007
   007                           28-MAY-2007
   008                           28-JUN-2007
```

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

```
DOC               SUPPL
REL CD  MILSTRIP        ADDR    SIG CD  MARK FOR  TP CD
002   W52H0952082901    W25G1U    J                 1
DEL REL CD      QUANTITY         DEL DATE
   001          [redacted]       28-MAR-2007
   002                           28-APR-2007
   003                           28-MAY-2007
   004                           28-JUN-2007
   005                           28-JUL-2007
   006                           28-AUG-2007
```

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date
I-1	ADDED	52.245-19	GOVERNMENT PROPERTY FURNISHED "AS IS"	APR/1984
I-2	ADDED	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)	MAY/2004

a. Government-furnished property. (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data an information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as "Government-furnished property").

(2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished "as is" will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

(3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contracto shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

b. Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contract in accordanc with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any:

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use this property, if provided under any other contract or lease.

c. Title in Government property.

(1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Governmen property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse th Contractor as a direct item of cost under this contract -

(i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material and

(ii) Title to all other material shall pass to and vest in the Government upon -

(A) Issuance of the material for use in contract performance;

(B) Commencement of processing of the material or its use in contract performance; or

(C) Reimbursement of the cost of the material by the Government, whichever occurs first.

d. Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

e. Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under thi contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

f. Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

g. Risk of loss. Unless otherwise provided in this contract, the Contractor assume the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Governmen under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

h. Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision i accordance with the procedures of the Change clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for -

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Government property disposal. Except as provided in paragraphs (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1) Scrap (to which the Government has obtained title under paragraph (c) of this clause).

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposa schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted fo scrap aircraft or aircraft parts and scrap that:

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to whic the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i) May purchase the property at the acquisition cost.

(ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restocking fee that is consistent with the supplier's customary practices).

(iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify:

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause that is no longer required for performance of that contract.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory dispose schedules, the Contractor shall prepare separate inventory disposal schedules for:

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Computers, components thereof, peripheral equipment, and related equipment;

(E) Precious Metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment's intended use.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later thar

(i) Thirty days following the Contractor's determination that a Government property item is no longer required for performance of the contract;

(ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a

W52H0905D0248

AMEND 03

*1	PART NUMBER
*2	PART NUMBER
*3	PART NUMBER
*4	0001AB QTY
*5	0001AB UNIT PRICE
*6	0001AB TOTAL AMOUNT
*7	DELIVERY QTYS
*8	0001AC QTY
*9	0001AC UNIT PRICE
*10	0001AC TOTAL AMOUNT
*11	DELIVERY QTYS
*12	DELIVERY QTYS

schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shal be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8) Disposition instructions.

(i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer's direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.

(10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j) Abandonment of Government property.

(1) The Government will not abandon sensitive Government property without the Contractor's written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

k. Communications. All communications under this clause shall be in writing.

1. Overseas contracts. If this contract is to be performed outside of the United States and its outlying areas, the words "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

(IF7117) (End of Clause)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 6
2. Amendment/Modification No. 02	3. Effective Date 2006JUL26	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S. Code 0BK64 Facility Code		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001 10B. Dated (See Item 13) 2005AUG01	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: B

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☒	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ___________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006JUL26

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 02 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1) INCREASE THE UNIT PRICE OF CLINS 0001AB AND 0001AC B[redacted]ACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048). THIS ECP INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCTION (329), BUT ALLOWING FIRST ARTICLE TO BE APPROVE WITH THE ORIGINAL CONFIGURATION.

2) THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER O[redacted]

3) REVISE THE DELIVERY DATE FOR THE FIRST ARTICLE TEST REPORT FROM 30-MAY-2006 TO 30-AUG-2006. THIS IS DONE AT NO COST DUE TO TECHNICAL REVISIONS WHICH WERE NO FAULT OF THE CONTRACTOR.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 003 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 3 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AA	DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

NOUN: FIRST ARTICLE TEST REPORT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Destination
Government Approval/Disapproval Days: 30

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001					3

DEL REL CD	QUANTITY	DEL DATE
001	1	30-AUG-2006

FOB POINT: Destination

SHIP TO:
(Z55555) CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB	PRODUCTION QUANTITY	[redacted]	EA	$ [redacted]	$ [redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 02 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951817700	W52H1C	J		1
	PROJ CD G19	BRK BLK PT			

QTY	DEL DATE
[redacted]	25-OCT-2006

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

002 [redacted] 27-NOV-2006
003 27-DEC-2006
004 25-JAN-2007
005 26-FEB-2007
006 26-MAR-2007
007 25-APR-2007
008 25-MAY-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K4 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	[redacted]	EA	$ [redacted]	$ [redacted]

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 02 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951...	W52H1C	J		1

DEL REL CD QUANTITY DEL DATE
001 [redacted] 25-OCT-2006
002 27-NOV-2006
003 27-DEC-2006
004 25-JAN-2007
26-FEB-2007

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 5 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0952088901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	[redacted]	26-FEB-2007
002		26-MAR-2007
003		25-APR-2007
004		25-MAY-2007
005		25-JUN-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0001AB	W15AAC06M1 33104540041 W15M378791M1	AA	2 576C06	$ [redacted]	$ [redacted]	$ [redacted]
0001AC	M151R095M1 060011	AB	2	$ [redacted]	[redacted]	$ [redacted]
				NET CHANGE	$ [redacted]	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$ [redacted]
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ [redacted]
			NET CHANGE	$ [redacted]

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ [redacted]	$ [redacted]	$ [redacted]

*Confidential Treatment Requested

W52H0905D0248

AMEND 02

*1 INCREASED PRICE AMOUNT

*2 TOTAL INCREASED PRICE AMOUNT

*3 0001AB QTY

*4 0001AB UNIT PRICE

*5 0001AB TOTAL AMOUNT

*6 DELIVERY QTYS

*7 0001AC QTY

*8 0001AC UNIT PRICE

*9 0001AC TOTAL AMOUNT

*10 DELIVERY QTYS

*11 DELIVERY QTYS

*12 0001AB PRIOR AMOUNT

*13 0001AB INCREASE/DECREASE AMOUNT

*14 0001AB CUMULATIVE AMOUNT

*15 0001AC PRIOR AMOUNT

*16 0001AC INCREASE/DECREASE AMOUNT

*17 00012AC CUMULATIVE AM OUNT

*18 NEW CHANGE

*19 INCREASE/DECREASE AMOUNT

*20 INCREASE/DECREASE AMOUNT

*21 NET CHANGE

*22 PRIOR AMOUNT OF AWARD

*23 INCREASE/DECREASE AMOUNT

*24 CUMULATIVE OBLIG AMT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 2

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2006MAY18	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006MAY18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
45						20-FEB-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 45 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
46						20-MAR-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 46 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
47						20-APR-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 47 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
48						20-MAY-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 48 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
49						20-JUN-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 49 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
50						20-JUL-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 50 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
51						20-AUG-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 51 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*Confidential Treatment Requested

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
52*						20-AUG-2009		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 52: * ject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
53*						20-SEP-2009		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 53* t ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
54*						20-OCT-2009		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 5* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
55*						20-NOV-2009		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 55* oject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
56*						20-DEC-2009		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 56* oject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
57*						20-JAN-2010		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 57:* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
58*						20-FEB-2010		Open
SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 58* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating							
59						20-MAR-2010		Open
SHIP TO	TEXT							

*

***Confidential Treatment Requested**

ns
and Systems website at
rms and conditions.

MARY DONOHUE

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 59 , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
60						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 60 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
61						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 61 oject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
62						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 62 oject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
63						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 63: roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
64						20-JUN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 64: Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
65						20-JUL-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 65 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
66				40		20-AUG-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

*Confidential Treatment Requested

ons
and Systems website at
rms and conditions.

MARY DONOHUE

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 66* Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
67*						20-SEP-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 67:* Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
68*						20-OCT-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 68* , Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
69*						21-JUL-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 1:* oject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

End of Contract

*

*Confidential Treatment Requested

ions
.and Systems website at
erms and conditions.

MARY DONOHUE

PCL860001 REV 7

*1 TOTAL PO VALUE

*2 QTY

*3 QTY

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*5 QTYS

*6 UNIT PRICE

*7 UNIT PRICE

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*7 DISTRIBUTION QTY

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GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 5

Bill to: 1161 Buckeye Road Lima, OH 45804-1815 United States Payment Terms: NET30 PO Currency: USD This PO is subject to ERS/Pay on Receipt	PO Creation Date: **09-JUL-2008** Revision Date: **18-AUG-2008** PO Status: **APPROVED** Freight Terms: **FCA SP** Freight Carrier: **REFER TO GDLS ROUTING GUI** Total PO Value: PO Award Code: **2A** PO Description: **Material Change Notice**

SUPPLIER	BUYER	PLANNER
Company: Optex Systems Inc Site: RICHARDSON Address: 1420 Presidential Drive Richardson, TX United States Attn: VCN 23230 - OPTEX SY	MARY DONOHUE Phone: 586/825-4060 Email: donohuem@gdls.com	Phone: Email:

ORACLE REVISION 5 ISSUED 8/18/08 TO PROVIDE CORRECT CHANGE DOCUMENTATION FOR 8/12/08 MCN (GDMY3096).

ORACLE REVISION 4 ISSUED 8/18/08 FOR INTERNAL CHANGE TO PROJECT INFO ONLY.

ORACLE REVISION 3 ISSUED 8/12/08 TO PROVIDE CHANGE DOCUMENTATION. CHANGE WILL NOT BE INCORPORATED ON PURCHASE ORDER UNTIL RESPONSE IS RECEIVED FROM SUPPLIER.

ORACLE REVISION 2 ISSUED 7/28/08 TO REFLECT RELEASE OF GDMY3104. COPY OF ENGINEERING CHANGE SENT TO SUPPLIER 7/28/08 VIA VENDOR FREE FORM.

ORACLE REVISION 1 ISSUED 7/25/08 TO ADD PROGRESS PAYMENTS CLAUSE BACK ONTO THE ORDER PER VENDOR REQUEST.

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY B PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.

SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.

SUPPLMENT 003 ISSUED 04-30-08 TO INCREASE RELEASE QTY BY PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.

SUPPLEMENT 004 ISSUED 05-12-08 TO MODIFY DELIVERY SCHEDULE TO HELP VENDOR MEET SCHEDULE.

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RP00	
G0006 RQ00	
G0006 RT00	
G0006 RU00	
G0006 RV00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS

***Confidential Treatment Requested**

ditions
s Land Systems website at
r terms and conditions.

MARY DONOHUE

PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

LINE	PART	REV	DESCRIPTION	UoM	QA CLAUSE / ITEM TEXT	CONTRACT	MSDS	NOTE TO SUPPLIER	STATUS
1	12548774		PERISCOPE ASSEMBLY	Each	1. ADDITIONAL PROCUREMENT DATA: NONE 2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008 WITH GDLV4616, GDMY3077 ** QUALITY REQUIREMENTS: QY11 WEB QG5 QJ21 QP93 QP6 QK11 MIL-STD-171 QY2 (205) QY3 QL31 12548769 QJ8 QG2A QK9 4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773) SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM EA TO THE NEGOTIATED PRICE OF EACH. THIS IS NO LONGER AN NTE ORDER, IT HAS BEEN CHANGED TO FFP.				Open

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
1						12-APR-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
2						13-JUN-2008		Closed

*

***Confidential Treatment Requested**

ditions
s Land Systems website at
r terms and conditions.

MARY DONOHUE

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 2, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
3						08-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
4						15-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4, Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
						15-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 5, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
						20-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 6, Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
7						20-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 7, Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
8						20-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 8, Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
9						27-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division	

*Confidential Treatment Requested

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 9: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
10						22-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 10: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
11						22-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 11: Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
12						14-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 12: Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating					
13						29-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 13: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
14						18-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 14: Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating					
15						15-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 15: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
16						15-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815		TEXT: Distribution 16: Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating					

*

***Confidential Treatment Requested**

ons
and Systems website at
erms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	United States							
17 *						25-JUL-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 17: * Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating						
18 *						22-JUL-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 18: * Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating						
19 *						01-AUG-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 19: * Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating						
20 *						29-JUL-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 20: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
21 *						29-JUL-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 21: * oject ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating						
22 *						08-AUG-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 22: * Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating						
23 *						07-AUG-2008		Open
	SHIP TO	TEXT						
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 23: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*

***Confidential Treatment Requested**

ons
and Systems website at
erms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
24*						15-AUG-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 24* Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating				
25*						14-AUG-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 25* Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating				
26*						22-AUG-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 26* Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating				
27*						21-AUG-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 27* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating				
28*						29-AUG-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 28* Project ABRAM SPARES BOA 07-12, Task M1A2 SEP/HAB SPARES, Contract Number W52H09-07-G-0001, DPAS Rating				
29*						28-AUG-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 29* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating				
30*						05-SEP-2008		Open
	SHIP TO			TEXT				
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States			Distribution 30* Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating				
31*						05-SEP-2008		Open
	SHIP TO			TEXT				

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 31/k roject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
32						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 32 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
33						18-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 33 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
34						25-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 34 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
35						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
36						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 36 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
37						09-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 37 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
38						16-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

***Confidential Treatment Requested**

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 38 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
39						23-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 39 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
40						30-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 40 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
41						07-NOV-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 41 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
42						14-NOV-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 42 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
43						21-NOV-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 43 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
44				6		21-DEC-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 44 oject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
45						20-FEB-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 45 , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

*

***Confidential Treatment Requested**

ditions
s Land Systems website at
r terms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	United States							
46 *						20-MAR-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 46, * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating						
47 *						20-APR-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 47, * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating						
48 *						20-MAY-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 48 * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating						
49 *						20-JUN-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 49 * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating						
50 *						20-JUL-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 50 * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating						
51 *						20-AUG-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 51 * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating						
52 *						20-AUG-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 52 * Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating						
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*

***Confidential Treatment Requested**

ions
Land Systems website at
erms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
53						20-SEP-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 53 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
54						20-OCT-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 54 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
55						20-NOV-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 55 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

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56						20-DEC-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 56 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56H -0006, DPAS Rating

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57						20-JAN-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 57 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

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58						20-FEB-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 58 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

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59						20-MAR-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 59 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

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60						20-APR-2010		Open

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MARY DONOHUE

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

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61						20-APR-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 61 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56H -0006, DPAS Rating

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62						20-MAY-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 6 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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63						20-MAY-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 63 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

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64						20-JUN-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 64 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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65						20-JUL-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 65 oject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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66						20-AUG-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 66 J, Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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67						20-SEP-2010		Open

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General Dynamics Land Systems Division	

***Confidential Treatment Requested**

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MARY DONOHUE

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1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution * Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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68	*					20-OCT-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 68/* , Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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*						21-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution * Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

End of Contract

*Confidential Treatment Requested

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and Systems website at
rms and conditions.

MARY DONOHUE

PCL860001 REV. 5

*1 TOTAL PO VALUE

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GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

Bill to:	1161 Buckeye Road Lima, OH 45804-1815 United States
Payment Terms:	NET30
PO Currency:	USD
	This PO is subject to ERS/Pay on Receipt

PO Creation Date: **09-JUL-2008**
Revision Date: **15-AUG-2008**
PO Status: **APPROVED**
Freight Terms: **FCA SP**
Freight Carrier: **REFER TO GDLS ROUTING GUI**
Total PO Value: *
PO Award Code: **2A**
PO Description: **Material Change Notice**

SUPPLIER

Company:	Optex Systems Inc
Site:	RICHARDSON
Address:	1420 Presidential Drive Richardson, TX United States
Attn:	VCN 23230 - OPTEX SY

BUYER
MARY DONOHUE
Phone: 586/825-4060
Email: donohuem@gdls.com

PLANNER
Phone:
Email:

ORACLE REVISION 4 ISSUED 8/18/08 FOR INTERNAL CHANGE TO PROJECT INFO ONLY.
****

ORACLE REVISION 3 ISSUED 8/12/08 TO PROVIDE CHANGE DOCUMENTATION. CHANGE WILL NOT BE INCORPORATED ON PURCHASE ORDER UNTIL RESPONSE IS RECEIVED FROM SUPPLIER.
****

ORACLE REVISION 2 ISSUED 7/28/08 TO REFLECT RELEASE OF GDMY3104. COPY OF ENGINEERING CHANGE SENT TO SUPPLIER 7/28/08 VIA VENDOR FREE FORM.
****

ORACLE REVISION 1 ISSUED 7/25/08 TO ADD PROGRESS PAYMENTS CLAUSE BACK ONTO THE ORDER PER VENDOR REQUEST.
****

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.
****

SUPPLMENT 003 ISSUED 04-30-08 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 004 ISSUED 05-12-08 TO MODIFY DELIVERY SCHEDULE TO HELP VENDOR MEET SCHEDULE.

****

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RP00	*
G0006 RQ00	
G0006 RT00	
G0006 RU00	
G0006 RV00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

*

***Confidential Treatment Requested**

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s Land Systems website at
r terms and conditions.

MARY DONOHUE

LINE	PART	REV	DESCRIPTION	UoM	QA CLAUSE / ITEM TEXT	CONTRACT	MSDS	NOTE TO SUPPLIER	STATUS
1	12548774		PERISCOPE ASSEMBLY	Each	1. ADDITIONAL PROCUREMENT DATA: NONE 2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008 WITH GDLV4616, GDMY3077 ** QUALITY REQUIREMENTS: QY11 WEB QG5 QJ21 QP93 QP6 QK11 MIL-STD-171 QY2 (205) QY3 QL31 12548769 QJ8 QG2A QK9 4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773) SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM * A TO THE NEGOTIATED PRICE OF * EACH. THIS IS NO LONGER AN NTE ORDER, IT HAS BEEN CHANGED TO FFP.				Open

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
1 *						12-APR-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 1: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
2 *						13-JUN-2008		Closed

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General Dynamics Land Systems Division	

*

***Confidential Treatment Requested**

ions
Land Systems website at
erms and conditions.

MARY DONOHUE

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 4

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1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 1, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
3		--				08-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 2 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
4						15-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
						15-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
						20-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 6 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
7						20-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
8						20-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
						27-JUN-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 9 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

*Confidential Treatment Requested

ons
and Systems website at
erms and conditions.

MARY DONOHUE

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
10						22-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 10 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
11						22-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 11 oject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
12						14-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 12 Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
13						29-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 13 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
14						18-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 14 roject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
15						15-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 15 , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
16						15-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 16 Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

***Confidential Treatment Requested**

ons
Land Systems website at
erms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
17						25-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 17, Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating					
18						22-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 18, Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating					
19						01-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 19, Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating					
20						29-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 20, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
21						29-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 21, Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating					
22						08-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 22, Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating					
23						07-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT	Distribution 23, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
24						15-AUG-2008		Open
SHIP TO		TEXT						

*Confidential Treatment Requested

itions
Land Systems website at
terms and conditions.

MARY DONOHUE

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 24 * Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
25 *						14-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 25 * Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
26 *						22-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 26 * roject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
27 *						21-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 27 * roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
28 *						29-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 28 * roject ABRAM SPARES BOA 07-12, Task M1A2 SEP/HAB SPARES, Contract Number W52H09-07-G-0001, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
29 *						28-AUG-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 29 * , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
30 *						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 30 * roject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
31 *						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3 Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
32						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 32 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
33						18-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 33: roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
34						25-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 34 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
35						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 35: Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
36						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 36 . Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
37						09-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 37 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
38						16-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 38 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	United States							
39	*					23-OCT-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution * roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
40	*					30-OCT-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution 40* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
41	*					07-NOV-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution 4* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
42	*					14-NOV-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution 4* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
43	*					21-NOV-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution 43* roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
44	*					21-DEC-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution 44* roject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating					
45	*					20-FEB-2009		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States		TEXT: Distribution 45* roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

* ***Confidential Treatment Requested**

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
46*						20-MAR-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 46:* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
47*						20-APR-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 47* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
48*						20-MAY-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 48* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
49*						20-JUN-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 49* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
50*						20-JUL-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 50* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
51*						20-AUG-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 51* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
52*						20-AUG-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 52* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating					
53*				75		20-SEP-2009		Open
	SHIP TO		TEXT					

*

***Confidential Treatment Requested**

ions
Land Systems website at
erms and conditions.

MARY DONOHUE

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 53, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
54						20-OCT-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 54, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
55				5		20-NOV-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 55, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
56						20-DEC-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 56, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
57						20-JAN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 57, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
58						20-FEB-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 58, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
59						20-MAR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 59, Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
60						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

*Confidential Treatment Requested

itions
Land Systems website at
terms and conditions.

MARY DONOHUE

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 60. Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
61						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 61. , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
62						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 62. Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
63						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 63. Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
64						20-JUN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 64. Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
65						20-JUL-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 65. Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
66						20-AUG-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 66. Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
67						20-SEP-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 67. Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

***Confidential Treatment Requested**

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
68 [redacted]	[redacted]					20-OCT-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 68[redacted]roject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
69 [redacted]	[redacted]					21-JUL-2008		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution [redacted] Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					

End of Contract

***Confidential Treatment Requested**

tions
Land Systems website at
terms and conditions.

MARY DONOHUE

PCL860001 REV 4

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*146 DISTRIBUTION QTY

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 3

Bill to: 1161 Buckeye Road Lima, OH 45804-1815 United States Payment Terms: NET30 PO Currency: USD This PO is subject to ERS/Pay on Receipt	PO Creation Date: **09-JUL-2008** Revision Date: **12-AUG-2008** PO Status: **APPROVED** Freight Terms: **FCA SP** Freight Carrier: **REFER TO GDLS ROUTING GUI** Total PO Value: * PO Award Code: **2A** PO Description: **Material Change Notice**

SUPPLIER	**BUYER**	**PLANNER**
Company: Optex Systems Inc Site: RICHARDSON Address: 1420 Presidential Drive Richardson, TX United States Attn: VCN 23230 - OPTEX SY	MARY DONOHUE Phone: 586/825-4060 Email: donohuem@gdls.com	Phone: Email:

Purchase order Revision 001 issued 8/12/08 to provide change documentation. Change will not be incorporated on purchase order until response is received from supplier.
ORACLE REVISION 3 ISSUED 8/12/08 TO PROVIDE CHANGE DOCUMENTATION. CHANGE WILL NOT BE INCORPORATED ON PURCHASE ORDER UNTIL RESPONSE IS RECEIVED FROM SUPPLIER.
****

ORACLE REVISION 2 ISSUED 7/28/08 TO REFLECT RELEASE OF GDMY3104. COPY OF ENGINEERING CHANGE SENT TO SUPPLIER 7/28/08 VIA VENDOR FREE FORM.
****

ORACLE REVISION 1 ISSUED 7/25/08 TO ADD PROGRESS PAYMENTS CLAUSE BACK ONTO THE ORDER PER VENDOR REQUEST.
****

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY BY * PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.
****

SUPPLMENT 003 ISSUED 04-30-08 TO INCREASE RELEASE QTY BY * PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 004 ISSUED 05-12-08 TO MODIFY DELIVERY SCHEDULE TO HELP VENDOR MEET SCHEDULE.

****

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RP00	*
G0006 RQ00	
G0006 RT00	
G0006 RU00	
G0006 RV00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

Terms and Conditions ...ics Land Systems website at ...er terms and conditions.	MARY DONOHUE

*

*Confidential Treatment Requested

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 3

LINE	PART	REV	DESCRIPTION	UoM	QA CLAUSE / ITEM TEXT	CONTRACT	MSDS	NOTE TO SUPPLIER	STATUS
1	12548774		PERISCOPE ASSEMBLY	Each	1. ADDITIONAL PROCUREMENT DATA: NONE 2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008 WITH GDLV4616, GDMY3077 ** QUALITY REQUIREMENTS: QY11 WEB QG5 QJ21 QP93 QP6 QK11 MIL-STD-171 QY2 (205) QY3 QL31 12548769 QJ8 QG2A QK9 4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773) SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM 3499.86 EA TO THE NEGOTIATED PRICE OF 3378.13 EACH. THIS IS NO LONGER AN NTE ORDER, IT HAS BEEN CHANGED TO FFP.				Open

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
1						12-APR-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 1: / ject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
2						13-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division	

*Confidential Treatment Requested

ditions
s Land Systems website at
r terms and conditions.

MARY DONOHUE

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 2: Q Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
3						08-JUN-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3: Qty Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
4						15-JUN-2008		Closed For Invoice

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4: Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
5						15-JUN-2008		Closed For Invoice

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 5: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
6						20-JUN-2008		Closed For Invoice

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 6: Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
7						20-JUN-2008		Closed For Invoice

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 7: Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
8						20-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 8: Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
9						27-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road	Distribution 9: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number

***Confidential Treatment Requested**

ions
Land Systems website at
terms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	Lima, OH 45804-1815 United States	W56HZV-06-G-0006, DPAS Rating						
10*						22-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 10.* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
11*						22-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution * Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating						
12*						14-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 12* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
13*						29-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 1* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
14*				)		18-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution* Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W5*-06-G-0006, DPAS Rating						
15*						15-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 15* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
16*						15-JUL-2008		Open
	SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 16*, Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-*9, DPAS Rating						
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*

***Confidential Treatment Requested**

...ons
...and Systems website at
...erms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
17						25-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 17: Qty roject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating							
18						22-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 18: Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating							
19						01-AUG-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 19 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
20						29-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 2 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
21						29-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 21 roject ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating							
22						08-AUG-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 22 oject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating							
23						07-AUG-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 23 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
24						15-AUG-2008		Open
SHIP TO	TEXT							

*Confidential Treatment Requested

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 2* Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56H*-06-G-0006, DPAS Rating							
25*						14-AUG-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 25: Q* Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating							
26*						22-AUG-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 26* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G*06, DPAS Rating							
27*						21-AUG-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 27* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G*, DPAS Rating							
28*						29-AUG-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 28* roject ABRAM SPARES BOA 07-12, Task M1A2 SEP/HAB SPARES, Contract Number W52H09-07-G*01, DPAS Rating							
29*						28-AUG-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 2* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-*, DPAS Rating							
30*						05-SEP-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 30* roject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G*, DPAS Rating							
31*						05-SEP-2008		Open
SHIP TO	TEXT							
General Dynamics Land Systems Division								

*

***Confidential Treatment Requested**

itions
Land Systems website at
terms and conditions.

MARY DONOHUE

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 31: * Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
32 *						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 32: Qty * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
33 *						18-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 33: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
34 *						25-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 34: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
35 *						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 35: * Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
36 *						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 36: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
37 *						09-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 37: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
38 *						16-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 38: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

*

*Confidential Treatment Requested

...itions
...s Land Systems website at
...r terms and conditions.

MARY DONOHUE

United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
39						23-OCT-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 39: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
40						30-OCT-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 40: ect ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
41						07-NOV-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 41: roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
42						14-NOV-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 42: roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
43						21-NOV-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 43: oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
44						21-DEC-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 44: roject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating					
45						20-FEB-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 4 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*

***Confidential Treatment Requested**

itions
Land Systems website at
terms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
46						20-MAR-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 46: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
47						20-APR-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 47: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
48						20-MAY-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 48: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
49						20-JUN-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 49: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
50						20-JUL-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 50: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
51						20-AUG-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 51: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating					
52						20-AUG-2009		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 52: Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating					
53						20-SEP-2009		Open
SHIP TO		TEXT						

*Confidential Treatment Requested

tions
Land Systems website at
terms and conditions.

MARY DONOHUE

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 53: [illegible] Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56H[illegible]-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
54						20-OCT-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 54: Q[illegible] roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-[illegible]-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
55						20-NOV-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 55: [illegible] Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZ[illegible]-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
56						20-DEC-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 56: [illegible] Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
57						20-JAN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 57: [illegible] roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
58						20-FEB-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 58: [illegible] roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
59						20-MAR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 59: [illegible] roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
60						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

*Confidential Treatment Requested

itions
Land Systems website at
terms and conditions.

MARY DONOHUE

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 60: Qty Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
61						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 61: Qty Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
62						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 62: Qty Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
63						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 63: Qty Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
64						20-JUN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 64: Qty Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
65						20-JUL-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 65: Qty Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
66						20-AUG-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 66: Qty Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
67						20-SEP-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 67: Qty Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

*Confidential Treatment Requested

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
68						20-OCT-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 68: Qty ject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

End of Contract

*Confidential Treatment Requested

itions Land Systems website at terms and conditions.	MARY DONOHUE

PCL860001 REV 3

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GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 2

Bill to:	1161 Buckeye Road Lima, OH 45804-1815 United States
Payment Terms:	NET30
PO Currency:	USD
	This PO is subject to ERS/Pay on Receipt

PO Creation Date:	**09-JUL-2008**
Revision Date:	**28-JUL-2008**
PO Status:	**APPROVED**
Freight Terms:	**FCA SP**
Freight Carrier:	**REFER TO GDLS ROUTING GUI**
Total PO Value:	
PO Award Code:	**2A**
PO Description:	**Converted PO ETP-C088 PCL860001**

SUPPLIER

Company:	Optex Systems Inc
Site:	RICHARDSON
Address:	1420 Presidential Drive Richardson, TX United States
Attn:	VCN 23230 - OPTEX SY

BUYER
MARY DONOHUE
Phone: 586/825-4060
Email: donohuem@gdls.com

PLANNER
Phone:
Email:

ORACLE REVISION 2 ISSUED 7/28/08 TO REFLECT RELEASE OF GDMY3104. COPY OF ENGINEERING CHANGE SENT TO SUPPLIER 7/28/08 VIA VENDOR FREE FORM.
****

ORACLE REVISION 1 ISSUED 7/25/08 TO ADD PROGRESS PAYMENTS CLAUSE BACK ONTO THE ORDER PER VENDOR REQUEST.
****

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY BY PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.
****

SUPPLMENT 003 ISSUED 04-30-08 TO INCREASE RELEASE QTY PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 004 ISSUED 05-12-08 TO MODIFY DELIVERY SCHEDULE TO HELP VENDOR MEET SCHEDULE.

****

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RP00	
G0006 RQ00	
G0006 RT00	
G0006 RU00	
G0006 RV00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

LINE	PART	REV	DESCRIPTION	UoM	QA CLAUSE / ITEM TEXT	CONTRACT	MSDS	NOTE TO SUPPLIER	STATUS

Terms and Conditions
amics Land Systems website at
order terms and conditions.

MARY DONOHUE

*Confidential Treatment Requested

1	12548774		PERISCOPE ASSEMBLY	Each	1. ADDITIONAL PROCUREMENT DATA: NONE 2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008 WITH GDLV4616, GDMY3077 ** QUALITY REQUIREMENTS: QY11 WEB QG5 QJ21 QP93 QP6 QK11 MIL-STD-171 QY2 (205) QY3 QL31 12548769 QJ8 QG2A QK9 4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773) SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM TO THE NEGOTIATED PRICE OF EACH. THIS IS NO LONGER AN NTE ORDER, IT HAS BEEN CHANGED TO FFP.				Open

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
1						12-APR-2008		Closed

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
2						13-JUN-2008		Closed For Receiving

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 2 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	United States							
3						08-JUN-2008		Closed
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
4						15-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution oject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating						
5						15-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 5: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
6						20-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating						
7						20-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution , Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating						
[illegible]						20-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating						
[illegible]						27-JUN-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT: Distribution 9: oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating						
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*

Terms and Conditions
nics Land Systems website at
der terms and conditions.

MARY DONOHUE

*Confidential Treatment Requested

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
10						22-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 10 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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11						22-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 11 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

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12						14-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 12 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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13						29-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 13 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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14						18-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 14 Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
15						15-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 15 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
16						15-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 16 Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
17				)		25-JUL-2008		Open

SHIP TO	TEXT

Terms and Conditions
...cs Land Systems website at
...er terms and conditions.

MARY DONOHUE

*Confidential Treatment Requested

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 17: [redacted] roject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-00[redacted], DPAS Rating						
18 [redacted]						22-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 18: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating					
19 [redacted]						01-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 19: [redacted] Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
20 [redacted]						29-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 20: [redacted] oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
21 [redacted]						29-JUL-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 21: [redacted] oject ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating					
22 [redacted]						08-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution 22: [redacted], Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-00[redacted], DPAS Rating					
23 [redacted]						07-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	TEXT	Distribution [redacted] Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
2[redacted]						15-AUG-2008		Open
SHIP TO	General Dynamics Land Systems Division	TEXT						

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 24: Qty Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

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25						14-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution oject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

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26						22-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution ject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
27						21-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution ject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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28						29-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution , Project ABRAM SPARES BOA 07-12, Task M1A2 SEP/HAB SPARES, Contract Number W52H09-07-G-0001, DPAS Rating

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29						28-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
30						05-SEP-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution roject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

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31						05-SEP-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
32						05-SEP-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3 ect ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-uuu6, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
33						18-SEP-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 33 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
34						25-SEP-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 34 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-uuu6, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
35						02-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 35 oject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
36						02-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 36 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-uuu6, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
37						09-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 37 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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38						16-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 38 oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

Terms and Conditions
cs Land Systems website at
er terms and conditions.

*Confidential Treatment Requested

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
39*						23-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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40*						30-OCT-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 40* oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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41*						07-NOV-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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42*						14-NOV-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 42* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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43*						21-NOV-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
44*						21-DEC-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 44* roject ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56H -0006, DPAS Rating

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45*						20-FEB-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4* Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

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46*						20-MAR-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 46 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

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47						20-APR-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 47 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

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48						20-MAY-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 48 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

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49						20-JUN-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 49 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

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50						20-JUL-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 50 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

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51						20-AUG-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 51 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

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52						20-AUG-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 52 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

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53						20-SEP-2009		Open

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General Dynamics Land Systems Division	

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1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 53* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
54*				5		20-OCT-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 54* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
55*						20-NOV-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 55* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
56*						20-DEC-2009		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 56* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
57*						20-JAN-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 57* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
58*						20-FEB-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 58* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
59*						20-MAR-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 59* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
60*						20-APR-2010		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 60* Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

*

Terms and Conditions
...cs Land Systems website at
...er terms and conditions.

MARY DONOHUE

*Confidential Treatment Requested

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
61	[redacted]					20-APR-2010		Open
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	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 61 oject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating					
						20-MAY-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 62 ject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
						20-MAY-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 63 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating					
64						20-JUN-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 64 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
						20-JUL-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 65 , Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
						20-AUG-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 66 roject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
67						20-SEP-2010		Open
	SHIP TO		TEXT					
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		Distribution 67 oject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating					
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*Confidential Treatment Requested

68		20-OCT-2010		Open
	SHIP TO	TEXT		
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 68 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-, DPAS Rating		

End of Contract

*Confidential Treatment Requested

ditions s Land Systems website at r terms and conditions.	MARY DONOHUE

PCL860001 REV 2

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GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 1

Bill to:	1161 Buckeye Road Lima, OH 45804-1815 United States
Payment Terms:	NET30
PO Currency:	USD
	This PO is subject to ERS/Pay on Receipt

PO Creation Date: **09-JUL-2008**
Revision Date: **25-JUL-2008**
PO Status: **APPROVED**
Freight Terms: **FCA SP**
Freight Carrier: **REFER TO GDLS ROUTING GUI**
Total PO Value*
PO Award Code: **2A**
PO Description: **Converted PO ETP-C088 PCL860001**

SUPPLIER

Company:	Optex Systems Inc
Site:	RICHARDSON
Address:	1420 Presidential Drive Richardson, TX United States
Attn:	VCN 23230 - OPTEX SY

BUYER
MARY DONOHUE
Phone: 586/825-4060
Email: donohuem@gdls.com

PLANNER
Phone:
Email:

ORACLE REVISION 1 ISSUED 7/25/08 TO ADD PROGRESS PAYMENTS CLAUSE BACK ONTO THE ORDER PER VENDOR REQUEST.
****

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.
****

SUPPLMENT 003 ISSUED 04-30-08 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

SUPPLEMENT 004 ISSUED 05-12-08 TO MODIFY DELIVERY SCHEDULE TO HELP VENDOR MEET SCHEDULE.

****

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RP00	*
G0006 RQ00	
G0006 RT00	
G0006 RU00	
G0006 RV00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

LINE	PART	REV	DESCRIPTION	UoM	QA CLAUSE / ITEM TEXT	CONTRACT	MSDS	NOTE TO SUPPLIER	STATUS

<u>Terms and Conditions</u>
Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

*confidential treatment requested

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

1	12548774		PERISCOPE ASSEMBLY	Each	1. ADDITIONAL PROCUREMENT DATA: NONE 2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008 WITH GDLV4616, GDMY3077 ** QUALITY REQUIREMENTS: QY11 WEB QG5 QJ21 QP93 QP6 QK11 MIL-STD-171 QY2 (205) QY3 QL31 12548769 QJ8 QG2A QK9 4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773) SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM * EA TO THE NEGOTIATED PRICE OF * EACH. THIS IS NO LONGER AN NTE ORDER. IT HAS BEEN CHANGED TO FFP.					Open

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
1	*					12-APR-2008		Closed

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 1: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
2	*					13-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 2: * Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

MARY DONOHUE

*confidential treatment requested

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
3						08-JUN-2008		Closed For Receiving

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
4						15-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4 Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
5						15-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 5 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
6						20-JUN-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 6 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
7						20-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 7 Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
8						20-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 8 Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56[illegible]-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
9						27-JUN-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 9 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

*confidential treatment requested

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
10						22-JUN-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 10: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
11						22-JUN-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 11: Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating							
12						14-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 12: , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
13						29-JUN-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 13: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
14						18-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 14: , Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating							
15						15-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 15: Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating							
16						15-JUL-2008		Open
SHIP TO: General Dynamics Land Systems Division, 1161 Buckeye Road, Lima, OH 45804-1815, United States	TEXT: Distribution 16: Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating							
17						25-JUL-2008		Open
SHIP TO	TEXT							

Terms and Conditions
Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

*Confidential treatment requested

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 17 Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
18						22-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 18 Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
19						01-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 19 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
20						29-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 20 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
21						29-JUL-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 21 Project ABRAMS 2006 PROD BOA, Task SEPRET60BASEPROD, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
22						08-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 22 Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
23						07-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 23 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
24						15-AUG-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

confidential treatment requested

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 24: Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
25						14-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 25 Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
26						22-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 26: , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
27						21-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 27 , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
28						29-AUG-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 28 , Project ABRAM SPARES BOA 07-12, Task M1A2 SEP/HAB SPARES, Contract Number W52H09-07-G-0001, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
29						28-AUG-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 29 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
30						05-SEP-2008		Open

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General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 8, Project ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
31						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating

Confidential treatment requested

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI

STANDARD PURCHASE ORDER

PO #PCL860001
PO Revision 1

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
32						05-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3 oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
33						18-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3 oject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
34						25-SEP-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 3 roject ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
35						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 35 roject ABRAMS SPARES BOA 2002, Task SEP SPARE PARTS, Contract Number DAAE20-02-G-0009, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
36						02-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 36 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
37						09-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
38						16-OCT-2008		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 38 , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

MARY DONOHUE

*confidential treatment requested

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
39						23-OCT-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 39 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
40						30-OCT-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 40, Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
41						07-NOV-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
42						14-NOV-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
43						21-NOV-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 43 , Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
44						21-DEC-2008		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution Project ABRAMS 2006 PROD BOA, Task MATERIAL AND TOUCH LABOR 240, Contract Number W56HZV-06-G-0006, DPAS Rating					
45						20-FEB-2009		Open
	SHIP TO: General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States		TEXT: Distribution 45 Project ABRAMS 2006 PROD BOA, Task VEHICLE PRODUCTION, Contract Number W56HZV-06-G-0006, DPAS Rating					
46						20-MAR-2009		Open
	SHIP TO		TEXT					

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4 , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
47						20-APR-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 47 'roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
48						20-MAY-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 4 , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
49						20-JUN-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 49 , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
50						20-JUL-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 50 , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
51						20-AUG-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 51 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP60, Contract Number W56HZV-06-G- DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
52						20-AUG-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 52 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
53						20-SEP-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division	

SHIP TO	TEXT
1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 53 roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
54				75		20-OCT-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 54 'roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
55						20-NOV-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 55 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
56						20-DEC-2009		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 56 , Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
57						20-JAN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 57 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
58						20-FEB-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 58 Project ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
59						20-MAR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 59 'roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56H...-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
60						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815	Distribution 60 'roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 90, Contract Number W56HZV-06-G-0006, DPAS Rating

United States	

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
61*						20-APR-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 61* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
62*						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 62* roject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
63*						20-MAY-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 63* roject ABRAMS 2006 PROD BOA, Task PRODUCTION ON SEP UPGRD 8, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
64*						20-JUN-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 64* oject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
65*						20-JUL-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 65* Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
66*						20-AUG-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 66* ject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS
67*						20-SEP-2010		Open

SHIP TO	TEXT
General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 67:* ject ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	STATUS

68		20-OCT-2010		Open
	SHIP TO	TEXT		
	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States	Distribution 68 Project ABRAMS 2006 PROD BOA, Task SEP UPGRADE QTY 260, Contract Number W56HZV-06-G-0006, DPAS Rating		

End of Contract

PCL860001 REV 1

*1 TOTAL PO VALUE

*2 QTY

*3 QTY

*4 DELIVERY QTYS

*5 UNIT PRICE

*6 UNIT PRICE

*7 QTY, UNIT PRICE, EXT. PRICE

*8 DISTRIBUTION

*9 QTY, UNIT PRICE, EXT. PRICE

*10 DISTRIBUTION

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*143 DISTRIBUTION

ORIGINATOR: JULIE M ADAMSON NUMBER: 9726800650
MESSAGE: B003 PCL860001

GENERAL DYNAMICS RELEASE TO BLANKET ORDER

DATE: 04/30/2008 ORDER NO: PCL860001
SUPPL.DATE: 04/30/2008 SUPPL.NO: 004

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****
SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.
****
SUPPLMENT 003 ISSUED 04-30-08 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****

ITEM QUANTITY PART-DESCRIPTION PRICE F UM-REV. EXT.PRICE*
*0001 12548774 * EA

PERISCOPE ASSEMBLY

SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM* EA TO THE NEGOTIATED PRICE OF* ACH. THIS IS NO LONGER AN NTE ORDER, IT HAS BEEN CHANGED TO FFP.

DELIVERY SCHEDULE: CONTRACT:

DATE	ORIG PROM	QUANTITY	ALIAS	SEG	WBS
01/18/2008		*	G0006	RN00	
01/25/2008			G0006	RN00	
02/01/2008			G0006	RL00	
02/01/2008			G0006	RN00	
02/08/2008			G0006	RL00	
02/08/2008			2G0009	SK73	
02/08/2008			G0006	RST3	
02/15/2008			G0006	RST3	
02/22/2008			G0006	RST3	
02/29/2008			G0006	RST3	
03/07/2008			G0006	RST3	
03/14/2008			G0006	RST3	

*confidential treatment requested

03/21/2008 ✱ G0006 RST3

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003

ORDER NO: PCL860001
PAGE 1 OF
RELEASE TO BLANKET

GENERAL DYNAMICS

ORDER

DATE: 04/30/2008
SUPPL.DATE: 04/30/2008

ORDER NO: PCL860001
SUPPL.NO: 004

✱

03/28/2008	G0006	RN00
03/28/2008	2G0009	SK73
03/28/2008	G0006	RST3
04/05/2008	G0006	RN00
04/05/2008	G0006	RST3
04/08/2008	2G0009	SK73
04/12/2008	G0006	RN00
04/12/2008	2G0009	SK73
04/19/2008	G0006	RN00
04/26/2008	G0006	RN00
05/03/2008	G0006	RN00
05/03/2008	2G0009	SK73
05/10/2008	G0006	RN00
05/10/2008	2G0009	SK73
05/17/2008	G0006	RN00
05/17/2008	G0006	RST3
05/24/2008	7G0001	FB01
05/24/2008	2G0009	SK73
05/24/2008	G0006	RST3
06/01/2008	G0006	RP00
06/01/2008	2G0009	SK73
06/08/2008	G0006	RP00
06/15/2008	G0006	RST3
06/15/2008	G0006	RP00
06/22/2008	G0006	RP00
06/22/2008	2G0009	SK73
06/29/2008	G0006	RP00
07/15/2008	G0006	RP00
07/15/2008	2G0009	SK73
07/22/2008	G0006	RL00
07/29/2008	G0006	RP00
07/29/2008	G0006	RL00
08/07/2008	G0006	RP00
08/14/2008	G0006	RST3
08/21/2008	G0006	RP00
08/28/2008	G0006	RP00
09/05/2008	G0006	RP00
09/18/2008	G0006	RP00
09/25/2008	G0006	RP00
10/02/2008	G0006	RP00
10/09/2008	G0006	RP00

✱ confidential treatment requested

10/16/2008 *	G0006	RP00
10/23/2008	G0006	RP00
10/30/2008	G0006	RP00
11/07/2008	G0006	RP00

BUYER:

EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

ORDER NO: PCL860001

RELEASE TO BLANKET

GENERAL DYNAMICS
ORDER

DATE: 04/30/2008
SUPPL.DATE: 04/30/2008

ORDER NO: PCL860001
SUPPL.NO: 004

11/14/2008 *	G0006	RP00
11/21/2008	G0006	RP00
12/21/2008	G0006	RST3
02/20/2009	G0006	RP00
03/20/2009	G0006	RQ00
04/20/2009	G0006	RQ00
05/20/2009	G0006	RQ00
06/20/2009	G0006	RQ00
07/20/2009	G0006	RQ00
08/20/2009	G0006	RQ00
08/20/2009	G0006	RT00
09/20/2009	G0006	RT00
10/20/2009	G0006	RT00
11/20/2009	G0006	RT00
12/20/2009	G0006	RT00
01/20/2010	G0006	RT00
02/20/2010	G0006	RT00
03/20/2010	G0006	RT00
04/20/2010	G0006	RT00
04/20/2010	G0006	RU00
05/20/2010	G0006	RV00
05/20/2010	G0006	RU00
06/20/2010	G0006	RV00
07/20/2010	G0006	RV00
08/20/2010	G0006	RV00
09/20/2010	G0006	RV00
10/20/2010	G0006	RV00

CONTRACT	SEG	PRIORITY RATING	* ACCUMULATIVE QUANTITY
W56HZV-06-G-0006	RL00	DOA4	)
W56HZV-06-G-0006	RN00	NONE	)
W56HZV-06-G-0006	RP00	NONE	)
W56HZV-06-G-0006	RQ00	DOA4	)
W56HZV-06-G-0006	RST3	DOA4	)
W56HZV-06-G-0006	RT00	DOA4	)
W56HZV-06-G-0006	RU00	DOA4	)
W56HZV-06-G-0006	RV00	DAO4	)

*Confidential treatment requested

DAAE20-02-G-0009 SK73 DXA5
W52H09-07-G-0001 FB01 DOA5

ACCOUNTS: ORGANIZATION DIV ACCOUNT 79500 CENTER 2313

*

TOTAL P.O. VALUE

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001

RELEASE TO BLANKET

GENERAL DYNAMICS
ORDER

DATE: 04/30/2008
SUPPL.DATE: 04/30/2008

ORDER NO: PCL860001
SUPPL.NO: 004

****

BLANKET AMOUNT REMAINING
$0.00

*Confidential treatment requested

BUYER:

____

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001

...

~~*~*~*~*~*~*~*~*

Verified at: 4:58:06 PM on: 4/30/2008 by Domino Process

~~*~*~*~*~*~*~*~*

PCL860001 SUPPL 004

*1 QTY

*2 QTY

*3 QTY

*4 PRICE

*5 EXT PRICE

*6 UNIT PRICE FROM...

*7 UNIT PRICE TO...

*8 DELIVERY QTYS

*9 DELIVERY QTYS

*10 DELIVERY QTYS

*11 DELIVERY QTYS

*12 DELIVERY QTYS

*13 ACCUMULATIVE QTYS

*14 ACCUMULATIVE QTYS

*15 TOTAL PO VALUE

ORIGINATOR: JULIE M ADAMSON NUMBER: 9726800650
MESSAGE: B003 PCL860001

GENERAL DYNAMICS RELEASE TO BLANKET ORDER

DATE: 02/08/2008 ORDER NO: PCL860001
SUPPL.DATE: 02/08/2008 SUPPL.NO: 003

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY BY* PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****
SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.

ITEM	QUANTITY	PART-DESCRIPTION	PRICE F	UM-REV.	EXT.PRICE
0001	*	2548774	*	EA	*
		PERISCOPE ASSEMBLY			

SUPPLEMENT 001 TO THIS RELEASE CHANGES THE UNIT PRICE FROM EA TO THE NEGOTIATED PRICE* EACH. THIS IS NO LONGER AN NTE ORDER, IT HAS BEEN CHANGED TO FFP.

DELIVERY SCHEDULE:

DATE	ORIG PROM	QUANTITY	CONTRACT: ALIAS	SEG	WBS
01/18/2008		*	G0006	RN00	
01/25/2008			G0006	RN00	
02/01/2008			G0006	RL00	
02/01/2008			G0006	RN00	
02/08/2008			GN001	RK00	
02/08/2008			G0006	RST3	
02/15/2008			G0006	RST3	
02/22/2008			G0006	RST3	
02/29/2008			G0006	RST3	
03/07/2008			G0006	RST3	
03/14/2008			G0006	RST3	
03/21/2008			G0006	RST3	
03/28/2008			G0006	RN00	
03/28/2008			GN001	RK00	
03/28/2008			G0006	RST3	
04/05/2008			G0006	RN00	

*Confidential treatment requested

04/05/2008 * G0006 RST3

BUYER: EXPEDITOR: E003

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

ORDER NO: PCL860001
PAGE 1 OF
RELEASE TO BLANKET

GENERAL DYNAMICS

ORDER

DATE: 02/08/2008 ORDER NO: PCL860001
SUPPL.DATE: 02/08/2008 SUPPL.NO: 003

04/12/2008 *	G0006	RN00
04/12/2008	GN001	RK00
04/12/2008	2G0009	SK73
04/19/2008	G0006	RN00
04/26/2008	G0006	RN00
05/03/2008	G0006	RN00
05/03/2008	2G0009	SK73
05/10/2008	G0006	RN00
05/10/2008	2G0009	SK73
05/17/2008	G0006	RN00
05/17/2008	G0006	RST3
05/24/2008	2G0009	SK73
05/24/2008	G0006	RST3
06/01/2008	G0006	RP00
06/01/2008	2G0009	SK73
06/08/2008	G0006	RP00
06/15/2008	G0006	RP00
06/22/2008	G0006	RP00
06/22/2008	2G0009	SK73
06/29/2008	G0006	RP00
07/15/2008	G0006	RP00
07/15/2008	2G0009	SK73
07/22/2008	G0006	RL00
07/29/2008	G0006	RP00
07/29/2008	G0006	RL00
08/07/2008	G0006	RP00
08/14/2008	G0006	RP00
08/21/2008	G0006	RP00
08/28/2008	G0006	RP00
09/05/2008	G0006	RP00
09/18/2008	G0006	RP00
09/25/2008	G0006	RP00
10/02/2008	G0006	RP00
10/09/2008	G0006	RP00
10/16/2008	G0006	RP00
10/23/2008	G0006	RP00
10/30/2008	G0006	RP00
11/07/2008	G0006	RP00
11/14/2008	G0006	RP00
11/21/2008	G0006	RP00

*Confidential treatment requested

CONTRACT	SEG	PRIORITY RATING	ACCUMULATIVE QUANTITY
DAAE07-01-G-N001	RK00	DXA4	*
W56HZV-06-G-0006	RL00	DOA4	

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001
PAGE 2 OF
RELEASE TO BLANKET

GENERAL DYNAMICS
ORDER

DATE: 02/08/2008
SUPPL.DATE: 02/08/2008

ORDER NO: PCL860001
SUPPL.NO: 003

W56HZV-06-G-0006	RN00	NONE	*
W56HZV-06-G-0006	RP00	NONE	
W56HZV-06-G-0006	RST3	DOA4	
DAAE20-02-G-0009	SK73	DXA5	

ACCOUNTS:	ORGANIZATION	ACCOUNT	CENTER
	DIV	79500	2313

TOTAL P.O. VALUE

****

BLANKET AMOUNT REMAINING

$0.00

*confidential treatment requested

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001

...
~~*~*~*~*~*~*~*~*

Verified at: 8:50:30 AM on: 2/8/2008 by Domino Process

~~*~*~*~*~*~*~*~*

PCL860001 SUPPL 003

*1	QTY
*2	QTY
*3	PRICE
*4	EXT PRICE
*5	NEGOTIATED PRICE EACH
*6	DELIVERY QTYS
*7	DELIVERY QTYS
*8	DELIVERY QTYS
*9	ACCUMULATIVE QTYS
*10	DELIVERY QTYS

ORIGINATOR: JULIE M ADAMSON　　　　　　　　NUMBER: 9726800650
MESSAGE: B003 PCL860001

GENERAL DYNAMICS　　　　　　RELEASE TO BLANKET ORDER

DATE: 09/06/2007　　　　　　　　　　ORDER NO: PCL860001
SUPPL.DATE: 09/06/2007　　　　　　　SUPPL.NO: 002

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230　　CATEGORY: S N
SHIP VIA: TRUCK　　　　CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY * CS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.
****
SUPPLEMENT 002 ISSUED 9-6-07 TO MODIFY DELIVERY SCHEDULE TO HELP MEET PRODUCTION REQUIERMENTS.

ITEM	QUANTITY	PART-DESCRIPTION		PRICE F	UM-REV	EXT.PRICE
0001	*	2548774 PERISCOPE ASSEMBLY	*		EA	*

DELIVERY SCHEDULE:

DATE	ORIG PROM	QUANTITY	CONTRACT: ALIAS	SEG	WBS
12/04/2007		*	G0006	RN00	
12/11/2007			G0006	RN00	
12/18/2007			G0006	RN00	
12/26/2007			G0006	RN00	
01/02/2008			G0006	RN00	
01/02/2008			GN001	RK00	
01/09/2008			GN001	RK00	
01/09/2008			G0006	RST3	
01/16/2008			G0006	RST3	
01/23/2008			G0006	RST3	
03/07/2008			G0006	RST3	
03/14/2008			G0006	RST3	
03/21/2008			G0006	RST3	
03/28/2008			G0006	RN00	
03/28/2008			GN001	RK00	
03/28/2008			G0006	RST3	
04/05/2008			G0006	RN00	
04/05/2008			G0006	RST3	
04/12/2008			G0006	RN00	
04/12/2008			GN001	RK00	
04/12/2008			2G0009	SK73	

BUYER:　　　　　　　　　　　　　　　　EXPEDITOR: E003

JULIE M. ADAMSON　BUYER:B003
P:586-825-8756 F:586-268-7437

ORDER NO: PCL860001

* confidential treatment requested

EMAIL: ADAMSONJ@GDLS.COM

GENERAL DYNAMICS

RELEASE TO BLANKET ORDER

DATE: 09/06/2007
SUPPL.DATE: 09/06/2007

ORDER NO: PCL860001
SUPPL.NO: 002

*

04/19/2008	G0006	RN00
04/26/2008	G0006	RN00
05/03/2008	G0006	RN00
05/03/2008	2G0009	SK73
05/10/2008	G0006	RN00
05/10/2008	2G0009	SK73
05/17/2008	G0006	RN00
05/17/2008	G0006	RST3
05/24/2008	2G0009	SK73
05/24/2008	G0006	RST3
06/01/2008	G0006	RP00
06/01/2008	2G0009	SK73
06/08/2008	G0006	RP00
06/15/2008	G0006	RP00
06/22/2008	G0006	RP00
06/22/2008	2G0009	SK73
06/29/2008	G0006	RP00
07/15/2008	G0006	RP00
07/15/2008	2G0009	SK73
07/22/2008	2G0009	SK79
07/29/2008	G0006	RP00
07/29/2008	2G0009	SK79
08/07/2008	G0006	RP00
08/14/2008	G0006	RP00
08/21/2008	G0006	RP00
08/28/2008	G0006	RP00
09/05/2008	G0006	RP00
09/18/2008	G0006	RP00
09/25/2008	G0006	RP00
10/02/2008	G0006	RP00
10/09/2008	G0006	RP00
10/16/2008	G0006	RP00
10/23/2008	G0006	RP00
10/30/2008	G0006	RP00
11/07/2008	G0006	RP00
11/14/2008	G0006	RP00
11/21/2008	G0006	RP00

CONTRACT	SEG	PRIORITY RATING	ACCUMULATIVE QUANTITY *
DAAE07-01-G-N001	RK00	DXA4	
W56HZV-06-G-0006	RN00	NONE	
W56HZV-06-G-0006	RP00	NONE	
W56HZV-06-G-0006	RST3	DOA4	
DAAE20-02-G-0009	SK73	DXA5	

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001

* confidential treatment requested

GENERAL DYNAMICS RELEASE TO BLANKET ORDER

DATE: 09/06/2007
SUPPL.DATE: 09/06/2007

ORDER NO: PCL860001
SUPPL.NO: 002

DAAE20-02-G-0009 SK79 DXA4 * --- ---

ACCOUNTS:	ORGANIZATION	ACCOUNT	CENTER
	DIV	79500	2313

TOTAL P.O. VALUE *

****

BLANKET AMOUNT REMAINING $0.00

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001
PAGE 3 OF 3

...

*confidential treatment requested

~~*~*~*~*~*~*~*~*~*

Verified at: 4:08:32 PM on: 9/6/2007 by Domino Process

~~*~*~*~*~*~*~*~*~*

PCL 860001 SUPPL 002

*1	QTY
*2	QTY
*3	PRICE
*4	EXT PRICE
*5	DELIVERY QTYS
*6	DELIVERY QTYS
*7	ACCUMULATATIVE QTY
*8	QTY
*9	TOTAL PO VALUE

ORIGINATOR: JULIE M SCHNEIDER
MESSAGE: B003 PCL860001

NUMBER: 9726800650

GENERAL DYNAMICS

RELEASE TO BLANKET ORDER

DATE: 06/26/2007
SUPPL.DATE: 06/26/2007

ORDER NO: PCL860001
SUPPL.NO: 001

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

SUPPLEMENT 001 ISSUED 6-26-07 TO INCREASE RELEASE QTY * PCS.
PLEASE NOTE DELIVERY SCHEDULE AND QTY CHANGES.

ITEM	QUANTITY	PART-DESCRIPTION		PRICE F	UM-REV.	EXT.PRICE
0001	*	2548774 PERISCOPE ASSEMBLY	*		EA *	

DELIVERY SCHEDULE: CONTRACT:

DATE	ORIG PROM	QUANTITY	ALIAS	SEG	WBS
12/20/2007		*	G0006	RN00	
12/20/2007			GN001	RK00	
12/20/2007			G0006	RST3	
01/20/2008			G0006	RST3	
02/20/2008			G0006	RST3	
03/20/2008			G0006	RST3	
04/20/2008			G0006	RN00	
04/20/2008			GN001	RK00	
04/20/2008			G0006	RST3	
05/20/2008			G0006	RN00	
05/20/2008			GN001	RK00	
05/20/2008			2G0009	SK73	
06/20/2008			G0006	RN00	
06/20/2008			2G0009	SK73	
07/20/2008			G0006	RN00	
07/20/2008			2G0009	SK73	
08/20/2008			G0006	RN00	
08/20/2008			G0006	RP00	
08/20/2008			2G0009	SK73	
09/20/2008			G0006	RP00	
09/20/2008			2G0009	SK73	
10/20/2008			G0006	RP00	
10/20/2008			2G0009	SK73	
11/20/2008			2G0009	SK73	

BUYER:

EXPEDITOR: E003

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437

ORDER NO: PCL860001

* confidential treatment requested

EMAIL: SCHNEIDJ@GDLS.COM

GENERAL DYNAMICS

PAGE 1 OF

RELEASE TO BLANKET ORDER

DATE: 06/26/2007

SUPPL.DATE: 06/26/2007

ORDER NO: PCL860001

SUPPL.NO: 001

01/20/2009	G0006	RP00
02/20/2009	G0006	RP00
03/20/2009	G0006	RP00
04/20/2009	G0006	RP00
05/20/2009	G0006	RP00

CONTRACT	SEG	PRIORITY RATING	CUMULATIVE QUANTITY
DAAE07-01-G-N001	RK00	DXA4	.000
W56HZV-06-G-0006	RN00	NONE	000
W56HZV-06-G-0006	RP00	NONE	000
W56HZV-06-G-0006	RST3	DOA4	000
DAAE20-02-G-0009	SK73	DXA5	000

ACCOUNTS:	ORGANIZATION	ACCOUNT	CENTER
	DIV	79500	2313

TOTAL P.O. VALUE

****

BLANKET AMOUNT REMAINING

BUYER:

JULIE M. SCHNEIDER BUYER:B003

P:586-825-8756 F:586-268-7437

EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003

SUPPLIER NO: 23230

ORDER NO: PCL860001

* confidential treatment requested

PCL860001 SUPPL 001

*1 QTY

*2 QTY

*3 PRICE

*4 EXT PRICE

*5 DELIVERY QTYS

*6 DELIVERY QTYS

*7 ACCUMULATIVE QTYS

*8 TOTAL PO VALUE

*9 BLANKET AMOUNT REMAINING

3/0 2006

ORIGINATOR: JULIE M SCHNEIDER
MESSAGE: B003 PCL860001

NUMBER: 9726800650

GENERAL DYNAMICS

RELEASE TO BLANKET ORDER

DATE: 04/09/2007

ORDER NO: PCL860001

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

ITEM	QUANTITY	PART-DESCRIPTION		PRICE F	UM-REV.		EXT.PRICE
0001	*	12548774 PERISCOPE ASSEMBLY	*		EA	*	

DELIVERY SCHEDULE:

DATE	ORIG PROM	QUANTITY	CONTRACT: ALIAS	SEG	WBS
12/20/2007		*	G0006	RN00	
12/20/2007			GN001	RK00	
12/20/2007			G0006	RST3	
01/20/2008			G0006	RST3	
02/20/2008			G0006	RST3	
03/20/2008			G0006	RST3	
04/20/2008			G0006	RN00	
04/20/2008			G0006	RST3	
05/20/2008			G0006	RN00	
06/20/2008			G0006	RN00	
07/20/2008			G0006	RN00	
08/20/2008			G0006	RN00	
08/20/2008			G0006	RP00	
09/20/2008			G0006	RP00	
10/20/2008			G0006	RP00	
01/20/2009			G0006	RP00	
02/20/2009			G0006	RP00	
03/20/2009			G0006	RP00	
04/20/2009			G0006	RP00	
05/20/2009			G0006	RP00	

120 120 120

CONTRACT	SEG	PRIORITY RATING	* ACCUMULATIVE QUANTITY
DAAE07-01-G-N001	RK00	DXA4	000
W56HZV-06-G-0006	RN00	NONE	000
W56HZV-06-G-0006	RP00	NONE	000
W56HZV-06-G-0006	RST3	DOA4	000

BUYER:

EXPEDITOR: E003

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437

ORDER NO: PCL860001

* confidential treatment requested

EMAIL: SCHNEIDJ@GDLS.COM

GENERAL DYNAMICS

PAGE 1 OF

RELEASE TO BLANKET ORDER

DATE: 04/09/2007

ORDER NO: PCL860001

ACCOUNTS:	ORGANIZATION	ACCOUNT	CENTER
	DIV	79500	2313

TOTAL P.O. VALUE *

****

BLANKET AMOUNT REMAINING $0.00

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860001
PAGE 2 OF 2

*confidential treatment requested

PCL860001

*1 QTY

*2 PRICE

*3 EXT PRICE

*4 DELIVERY QTYS

*5 ACCUMULATIVE QTYS

*6 TOTAL PO VALUE

ORIGINATOR: JULIE M ADAMSON NUMBER: 9726800650
MESSAGE: B003 PCL860000

GENERAL DYNAMICS BLANKET ORDER

DATE: 03/20/2008 ORDER NO: PCL860000
SUPPL.DATE: 03/20/2008 SUPPL.NO: 005

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

EFFECTIVE DATE: 04/02/2007 EXPIRATION DATE: 12/30/2008

ORIGINAL BLANKET PO ISSUE DATE - 04/09/07

****

PART NUMBER : 12548774 DESCRIPTION: PERISCOPE ASSY

****

QUANTITY:* CS

****

SUPPLEMENT 005 ISSUED TO MODIFY THE LANGUAGE WRITTEN IN SUPPLEMENT 004. SEE CHANGES BELOW.

****

SUPPLEMENT 004 ISSUED 2-08-08 TO DEFINITIZE THIS CONTRACT. UPON AUDIT AND NEGOTIATIONS, THIS PURCHASE ORDER IS CHANGED FROM A *NOT TO EXCEED ORDER, *TO A FIRM FIXED PRICE. THE UNIT PRICE CHANGED FROM* TO FFP OF* THIS ALSO REMOVES NTE LANGUAGE ON THIS PURCHASE ORDER TEXT. THIS SUPPLEMENT ALSO REMOVES PROGRESS PAYMENT CLAUSE, AS ASKED FOR BY THE VENDOR AND MUTUALLY AGREED UPON BY GDLS.

****

SUPPLEMENT 003 ISSUED 6-26-07 TO INCREASE ORDER* B. CS AT THE CURRENT UNIT PRICE. THESE ARE PART OF THE NTE AGREEMENT AND ARE SUBJECT TO DOWNWARD PRICE ADJUSTMENT.

****

SUPPLEMENT 002 ISSUED 04/17/07 TO INCREASE ORD* CS AT CURRENT UNIT PRICE. REF SB0128225. THIS PRICE IS PART OF THE NTE ORDER AND IS SUBJECT TO DOWNWARD PRICE ADJUSMENT BASED ON AUDIT AND NEGOTIATIONS.

****

SUPPLEMENT 001 ISSUED 4/11/07 CHANGES AUDIT AND NEGOTIATION SCHEDULE BELOW. PLEASE NOTE.

****

****

THIS ORDER HAS BEEN RELEASED AS A BLANKET PURCHASE ORDER. THE SUPPLIER WILL RECEIVE SUBSEQUENT RELEASES THAT WILL CONFIRM THE SHIPPING SCHEDULE FOR THIS ORDER. ALL SHIPMENTS

BUYER: EXPEDITOR: E003

*confidential treatment requested

JULIE M. ADAMSON   BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

GENERAL DYNAMICS

DATE: 03/20/2008
SUPPL.DATE: 03/20/2008

ORDER NO: PCL860000
SUPPL.NO: 005

AGAINST THESE RELEASES MUST MEET THE REQUIREMENTS SPECIFIED IN THE BLANKET PURCHASE ORDER. SUBSEQUENT RELEASES WILL HAVE THE SAME ORDER NUMBER AS THE BLANKET PURCHASE ORDER, EXCEPT IT WILL BE SEQUENTIALLY INCREASED BY ONE FOR EACH RELEASE,(IE: BLANKET P.O. NO.: PBA020000; RELEASES; PBA020001, PBA020002, ETC.).

{BPL}

VALUE ENGINEERING INCENTIVE IN ACCORDANCE WITH FAR52.248-1 (INSTANT CONTRACT SAVING ONLY) APPLIES. SELLER'S SHARE IS PAYABLE TO SELLER PROMPTLY AFTER PAYMENT OF CREDIT BY THE GOVERNMENT TO BUYER. {VE1}

* *

****

PURCHASER AGREES TO PURCHASE AND SELLER AGREES TO FURNISH THE SUPPLIES OR SERVICES DESCRIBED BELOW IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE HEREOF.

THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE, AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). SUPPLIER IS REQUIRED TO PLACE RATED ORDERS WITH SUB-TIER SUPPLIERS FOR ITEMS NEEDED TO FILL THIS ORDER. {POTEXT}

****

SELLER SHALL MAKE NO CHANGE IN DESIGN, MATERIALS, MANUFACTURING LOCATION, MANUFACTURING PROCESSES, OR SOURCES OF SUPPLY, AFTER BUYER'S ACCEPTANCE OF THE FIRST PRODUCTION TEST ITEM OR AFTER ACCEPTANCE OF THE FIRST COMPLETED END ITEM, WITHOUT THE WRITTEN APPROVAL OF THE BUYER.

FOR ELECTRICAL COMPONENTS:
THE APPROVAL OF THE BUYER WILL NOT BE REQUIRED FOR THE SELLER TO MAKE CHANGES IN THE SOURCE OF SUPPLY OF COMPONENT PARTS WHICH ARE CLASSIFIED AS "PASSIVE COMPONENTS" SO LONG AS SUCH SUPPLY SOURCE CHANGES DO NOT AFFECT FORM, FIT, FUNCTION, QUALITY, RELIABILITY OR SAFETY OF THE END ITEM.

{NCG}

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

BLANKET ORDER

DATE: 03/20/2008
SUPPL.DATE: 03/20/2008

ORDER NO: PCL860000
SUPPL.NO: 005

SCHEDULE ADJUSTMENT CLAUSE

GENERAL DYNAMICS LAND SYSTEMS DIVISION (GDLS) RESERVES THE RIGHT TO ADJUST EACH DELIVERY SCHEDULE DATE IN OR OUT BY UP TO FOUR (4) WEEKS (30 CALENDAR DAYS) FROM THE SCHEDULED ON DOCK NEED DATE. NOTIFICATION BY GDLS WILL BE RELEASED NO LATER THAN 60 DAYS PRIOR TO THE DELIVERY DATE IMPACTED. (SAC)

STATISTICAL METHODS AND STATISTICAL PROCESS CONTROL (SPC) IS MANDATORY FOR UTILIZATION BY THE SUPPLIER TO CONTROL THE MANUFACTURING PROCESS, CONTINUALLY IMPROVE QUALITY, AND REDUCE COSTS ASSOCIATED WITH THE DELIVERABLE END PRODUCT.
THE REQUIREMENTS FOR A PROCEDURE, CONTROL PLAN, AND SUPPLIER CERTIFICATION SHALL BE IN ACCORDANCE WITH THE GDLS SUPPLIER INSTRUCTIONS QCS-83-7.
ANY QUESTIONS REGARDING THE GDLS SPC PROGRAM SHOULD BE DIRECTED TO YOUR BUYER. (SPC1)

VENDOR TO INVOICE EACH LINE ITEM EXACTLY AS SHOWN ON PURCHASE ORDER/RELEASE TO INSURE PROMPT PAYMENT. INVOICE MUST SHOW VENDOR NAME, PURCHASE ORDER NUMBER/RELEASE NUMBER, LINE ITEM NUMBER, PART NUMBER, QUANTITY SHIPPED, AND PRICE. (PS2)

ALL COMMUNICATION CONCERNING THIS P.O. SHOULD BE DIRECTED TO THE UNDERSIGNED GDLS BUYER:

****

THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS LISTED ON GDLS FORM 84-005-807, 0808 AND 0809 IN EFFECT OF THE DATE OF THIS ORDER. TERMS AND CONDITIONS CAN BE FOUND AT WWW.GDLS.COM/PROCUREMENT/HTML.
(DTC3)

THE UNIT PRICE SHALL BE ADJUSTED EITHER UPWARD OR DOWNWARD AS REQUIRED AS THE RESULT OF ANY ENIGINEERING CHANGE OR ANY ACTION AFFECTING HARDWARE CONFIGURATION AND/OR TECHNICAL DATA PACKAGE (TDP) REQUIREMENTS. ALL PRICES THAT SHALL APPLY WILL BE THOSE REFLECTING THE MOST RECENT HARDWARE CONFIGURATION OR TDP REQUIREMENTS.

* *

—

TECHNICAL DATA FURNISHED BY BUYER TO SELLER, IN ORDER TO

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

BLANKET ORDER

DATE: 03/20/2008
SUPPL.DATE: 03/20/2008

ORDER NO: PCL860000
SUPPL.NO: 005

FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, IS GOVERNED BY THE U.S. INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR) SECTION 124.13. IF TECHNICAL DATA IS TO BE EXPORTED, A STATE DEPARTMENT EXPORT LICENSE WILL BE REQUESTED BY THE BUYER/GDLS CONTRACTS DEPARTMENT. WHEN THIS IS RECEIVED, THE APPROPRIATE LICENSE WILL BE LODGED WITH THE CUSTOMS DEPARTMENT AND THE LICENSE # WILL BE FURNISHED TO YOU FOR INCLUSION ON THE PAPERWORK IN ORDER TO ALLOW FOR TRANSFERENCE OF TECHNICAL DATA OUTSIDE OF THE USA.

SELLER HEREBY AGREES TO:

1. LIMIT THE USE OF THE TECHNICAL DATA TO THE MANUFACTURE OF THE DEFENSE ARTICLES REQUIRED BY THE PURCHASE ORDER ONLY; AND
2. PROHIBIT THE DISCLOSURE OF THE TECHNICAL DATA TO ANY OTHER PERSON EXCEPT SUBCONTRACTORS WITHIN SELLER'S COUNTRY; AND
3. PROHIBIT THE ACQUISITION OF ANY RIGHTS IN THE TECHNICAL DATA BY ANY FOREIGN PERSON; AND
4. ASSURE THAT ANY SUBCONTRACTS ISSUED BY SELLER TO SUB CONTRACTORS WITHIN SELLER'S COUNTRY, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, INCLUDE ALL SIX (6) LIMITATIONS CONTAINED IN THIS CLAUSE; AND
5. DESTROY OR RETURN TO BUYER ALL OF THE TECHNICAL DATA EXPORTED BY BUYER PURSUANT TO EXECUTION OF THE PURCHASE ORDER AND UPON FULFILLMENT OF ITS TERMS; AND
6. ASSURE DELIVERY OF THE DEFENSE ARTICLES MANUFACTURED BY SELLER UNDER THE TERMS OF THIS PURCHASE ORDER ONLY TO BUYER IN THE U.S. OR TO AN AGENCY OF THE U.S. GOVERNMENT.

X

FURTHERMORE, TECHNICAL DATA WHICH MAY BE ACQUIRED OR GENERATED UNDER THIS PURCHASE ORDER MAY REQUIRE APPROPRIATE AUTHORIZATION FROM THE DEPARTMENT OF STATE, OFFICE OF DEFENSE TRADE CONTROLS OR DEPARTMENT OF COMMERCE, OFFICE OF EXPORT ADMINISTRATION BEFORE IT IS RELEASED TO A FOREIGN PERSON. THEREFORE, SELLER UNDERSTANDS THAT, IF IT IS A FOREIGN ENTITY, IT SHALL NOT RE-EXPORT OR, IF IT IS A U.S. ENTITY, IT SHALL NOT DISCLOSE TO ANY FOREIGN PERSON, ANY TECHNICAL DATA ACQUIRED UNDER THIS PURCHASE ORDER UNTIL AFTER NOTIFYING BUYER AND WRITTEN AUTHORIZATION FROM THE APPROPRIATE U.S. GOVERNMENT AGENCY IS OBTAINED.
(ELR)

BYRD AMENDMENT CLAUSE

THE UNDERSIGNED CERTIFIES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT:

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

BLANKET ORDER

DATE: 03/20/2008
SUPPL.DATE: 03/20/2008

ORDER NO: PCL860000
SUPPL.NO: 005

NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID, BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OR A MEMBER OF CONGRESS IN CONNECTION WITH THE AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN, THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.

IF ANY FUNDS OTHER THAN FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID, OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM-LLL, "DISCLOSURE FORM TO REPORT LOBBYING," IN ACCORDANCE WITH ITS INSTRUCTIONS.

THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUBAWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUBGRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS).

THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS CERTIFICATION IS A PRE-REQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. (BAC)

****

WOOD PACKAGING REQUIREMENTS (WPR)
ALL NON-MANUFACTURED CONIFEROUS WOOD (SOFT WOODS FROM CONIFEROUS TREES AND HARD WOODS FROM NON-CONIFEROUS TREES), SHALL BE TREATED TO INSURE THE WOOD IS BUG FREE. MATERIAL SHALL BE HEAT TREATED (HT)

BUYER: EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM
GENERAL DYNAMICS

ORDER NO: PCL860000

BLANKET ORDER

DATE: 03/20/2008
SUPPL.DATE: 03/20/2008

ORDER NO: PCL860000
SUPPL.NO: 005

MATERIAL CERTIFIED BY AN ACCREDITED AGENCY AND RECOGNIZED BY THE AMERICAN LUMBER STANDARDS COMMITTEE (ALSC) AND MARKED WITH THE HT STAMP. HT LUMBER IS LUMBER THAT HAS BEEN HEATED TO 56 DEGREES C (CORE TEMERATURE) FOR 30 MINUTES AND MARKED WITH THE APPROPRIATE QUALITY MARK. THE MATERIAL MAY ALSO BE FUMIGATED (MB) WITH METHYL BROMIDE. THE ALSC APPROVED MARKINGS FOR BOXES AND CRATES SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING BETWEEN THE END CLEATS OR END BATTENS IN AT LEAST ONE INCH HIGH LETTERS. MARKS MAY BE PLACED ABOVE REQUIRED MIL-STD-129 MARKINGS. INTERNAL BLOCKING AND BRACING MUST COMPLY ALSO AND BE MARKED IF AT ALL POSSIBLE. FOR PRODUCT IMPORTED BY A DOMESTIC SUPPLIER FROM AN INTERNATIONAL SOURCE, IT IS THE SOLE RESPONSIBILITY OF THE DOMESTIC SOURCE TO INSURE THAT THIS STANDARD (ISPM 15) IS MET.
(WPR)

"FOR COMPLETE FREIGHT ROUTING INSTRUCTIONS PLEASE GO TO THE GENERAL DYNAMICS LAND SYSTEMS WEBSITE AT HTTP:\\WWW.GDLS.COM, CLICK ON PROCUREMENT, THEN CLICK ON TRANSPORTATION ROUTING INSTRUCTIONS/ROUTING GUIDE. IF YOU HAVE FREIGHT ROUTING QUESTIONS, PLEASE FORWARD THEM TO 'TRAFFIC@GDLS.COM'." (RTE)

ITEM	QUANTITY	PART-DESCRIPTION	PRICE F	UM-REV.
EXT.PRICE				
* 0001	*	12548774	*	EA

PERISCOPE ASSEMBLY

* TOTAL BLANKET LIMIT

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/26/04
   WITH OD1993-C021, OD1995-L008

** QUALITY REQUIREMENTS:

QY11.8 (5/21/98) FIRST PIECE INSPECTION

*confidential treatment requested

THE DETAIL LANGUAGE FOR THE QUALITY REQUIREMENTS CAN BE FOUND IN THE GENERAL DYNAMICS WEBSITE ON THE WORLD WIDE WEB ADDRESS HTTP://WWW.GDLS.COM UNDER THE PROCUREMENT BUTTON.
(WEB)

QG5.2 (04/18/00) C = O SAMPLING PLAN
QJ21.1 (12/8/97) INSPECTION DELEGATION

QP93.0 (5/1/90) PACKING SLIP REQUIREMENT

BUYER:

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

BLANKET ORDER

DATE: 03/20/2008
SUPPL.DATE: 03/20/2008

ORDER NO: PCL860000
SUPPL.NO: 005

QP6.0 (1/1/86) ORDERING DATA SHEETS

QK11.1 (1/19/99) PHY/TEST DATA-FILL IN
MIL-STD-171

QY2.9 (09/26/01) FAT-QCS-4
(205)

QY3.5 (1/22/94) C.T. - QCS-4A (TDP)

QL31.0 (12/4/87) FUNCTIONAL TEST (FILL-IN)
12548769

QJ8.1 (1/18/88) GOVERNMENT SELECTIVE EVALUATION

QG2A.4 (11/21/96) (MIL-1-45208 ANS1/ISO 9000)

QK9.1 (1/19/99) QAP-CERT (FILL-IN)

4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773)

CONTRACTS ARE ASSIGNED AS FOLLOWS:

ALIAS	SEGMENT	WBS	PRIORITY RATING
G0006	RN00 --	---	---------------
G0006	RP00		
G0006	RST3		

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED
PER YEAR * ES STARTING JANUARY 2008.

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE
IN QUANTITY.

BUYER:	EXPEDITOR: E003
	SUPPLIER NO: 23230
JULIE M. ADAMSON BUYER:B003	
P:586-825-8756 F:586-268-7437	ORDER NO: PCL860000
EMAIL: ADAMSONJ@GDLS.COM	PAGE 7 OF
GENERAL DYNAMICS	BLANKET ORDER
DATE: 03/20/2008	ORDER NO: PCL860000
SUPPL.DATE: 03/20/2008	SUPPL.NO: 005

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. {TQR}

*confidential treatment requested

BUYER:	EXPEDITOR: E003
	SUPPLIER NO: 23230
JULIE M. ADAMSON BUYER:B003	
P:586-825-8756 F:586-268-7437	ORDER NO: PCL860000
EMAIL: ADAMSONJ@GDLS.COM	PAGE 8 OF 8

...
~~*~*~*~*~*~*~*~*~*

Verified at: 1:32:26 PM on: 3/20/2008 by Domino Process

~~*~*~*~*~*~*~*~*~*

PCL860000 SUPPL 005

*1 QTY

*2 UNIT COST FROM…

*3 UNIT COST TO….

*4 QTY

*5 QTY

*6 QTY

*7 PRICE

*8 EXT PRICE

*9 QTY

*10 QTY

ORIGINATOR: JULIE M ADAMSON NUMBER: 9726800650
MESSAGE: B003 PCL860000

GENERAL DYNAMICS BLANKET ORDER

DATE: 02/08/2008 ORDER NO: PCL860000
SUPPL.DATE: 02/08/2008 SUPPL.NO: 004

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

EFFECTIVE DATE: 04/02/2007 EXPIRATION DATE: 12/30/2008

ORIGINAL BLANKET PO ISSUE DATE - 04/09/07

****

PART NUMBER : 12548774 DESCRIPTION: PERISCOPE ASSY

****

QUANTITY * PCS

****

SUPPLEMENT 004 ISSUED 2-08-08 TO DEFINITIZE THIS CONTRACT. UPON AUDIT AND NEGOTIATIONS, THIS PURCHASE ORDER IS CHANGED FROM A NOT TO EXCEED ORDER, TO A FIRM FIXED PRICE. THE UNIT PRICE CHANGED FROM * TO FFP OF * THIS ALSO REMOVES NTE LANGUAGE ON THIS PURCHASE ORDER TEXT. THIS SUPPLEMENT ALSO REMOVES PROGRESS PAYMENT CLAUSE, AS VENDOR HAS ASKED NOT TO HAVE PROGRESS PAYMENTS ANY LONGER.

****

SUPPLEMENT 003 ISSUED 6-26-07 TO INCREASE ORDER BY * PCS AT THE CURRENT UNIT PRICE. THESE ARE PART OF THE NTE AGREEMENT AND ARE SUBJECT TO DOWNWARD PRICE ADJUSTMENT.

****

SUPPLEMENT 002 ISSUED 04/17/07 TO INCREASE ORDER BY 17 PCS AT CURRENT UNIT PRICE. REF SB0128225. THIS PRICE IS PART OF THE NTE ORDER AND IS SUBJECT TO DOWNWARD PRICE ADJUSMENT BASED ON AUDIT AND NEGOTIATIONS.

****

SUPPLEMENT 001 ISSUED 4/11/07 CHANGES AUDIT AND NEGOTIATION SCHEDULE BELOW. PLEASE NOTE.

****

****

THIS ORDER HAS BEEN RELEASED AS A BLANKET PURCHASE ORDER. THE SUPPLIER WILL RECEIVE SUBSEQUENT RELEASES THAT WILL CONFIRM THE SHIPPING SCHEDULE FOR THIS ORDER. ALL SHIPMENTS AGAINST THESE RELEASES MUST MEET THE REQUIREMENTS SPECIFIED IN THE BLANKET PURCHASE ORDER. SUBSEQUENT RELEASES WILL HAVE THE SAME ORDER NUMBER AS THE BLANKET PURCHASE ORDER,

BUYER: EXPEDITOR: E003

*Confidential treatment requested

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

DATE: 02/08/2008
SUPPL.DATE: 02/08/2008

ORDER NO: PCL860000
SUPPL.NO: 004

EXCEPT IT WILL BE SEQUENTIALLY INCREASED BY ONE FOR EACH RELEASE,(IE: BLANKET P.O. NO.: PBA020000; RELEASES; PBA020001, PBA020002, ETC.).

{BPL}

VALUE ENGINEERING INCENTIVE IN ACCORDANCE WITH FAR52.248-1 (INSTANT CONTRACT SAVING ONLY) APPLIES. SELLER'S SHARE IS PAYABLE TO SELLER PROMPTLY AFTER PAYMENT OF CREDIT BY THE GOVERNMENT TO BUYER. {VE1}

* *

****

PURCHASER AGREES TO PURCHASE AND SELLER AGREES TO FURNISH THE SUPPLIES OR SERVICES DESCRIBED BELOW IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE HEREOF.

THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE, AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). SUPPLIER IS REQUIRED TO PLACE RATED ORDERS WITH SUB-TIER SUPPLIERS FOR ITEMS NEEDED TO FILL THIS ORDER. {POTEXT}

****

SELLER SHALL MAKE NO CHANGE IN DESIGN, MATERIALS, MANUFACTURING LOCATION, MANUFACTURING PROCESSES, OR SOURCES OF SUPPLY, AFTER BUYER'S ACCEPTANCE OF THE FIRST PRODUCTION TEST ITEM OR AFTER ACCEPTANCE OF THE FIRST COMPLETED END ITEM, WITHOUT THE WRITTEN APPROVAL OF THE BUYER.

FOR ELECTRICAL COMPONENTS:
THE APPROVAL OF THE BUYER WILL NOT BE REQUIRED FOR THE SELLER TO MAKE CHANGES IN THE SOURCE OF SUPPLY OF COMPONENT PARTS WHICH ARE CLASSIFIED AS "PASSIVE COMPONENTS" SO LONG AS SUCH SUPPLY SOURCE CHANGES DO NOT AFFECT FORM, FIT, FUNCTION, QUALITY, RELIABILITY OR SAFETY OF THE END ITEM.

{NCG}

SCHEDULE ADJUSTMENT CLAUSE

GENERAL DYNAMICS LAND SYSTEMS DIVISION (GDLS) RESERVES THE RIGHT TO ADJUST EACH DELIVERY SCHEDULE DATE IN OR OUT BY UP TO FOUR (4) WEEKS (30 CALENDAR DAYS) FROM THE SCHEDULED ON DOCK NEED DATE. NOTIFICATION BY GDLS WILL BE RELEASED NO LATER THAN 60 DAYS PRIOR TO THE DELIVERY DATE IMPACTED. (SAC)

STATISTICAL METHODS AND STATISTICAL PROCESS CONTROL (SPC) IS MANDATORY FOR UTILIZATION BY THE SUPPLIER TO CONTROL THE MANUFACTURING PROCESS, CONTINUALLY IMPROVE QUALITY, AND REDUCE COSTS ASSOCIATED WITH THE DELIVERABLE END PRODUCT.
THE REQUIREMENTS FOR A PROCEDURE, CONTROL PLAN, AND SUPPLIER CERTIFICATION SHALL BE IN ACCORDANCE WITH THE GDLS SUPPLIER INSTRUCTIONS QCS-83-7.
ANY QUESTIONS REGARDING THE GDLS SPC PROGRAM SHOULD BE DIRECTED TO YOUR BUYER. (SPC1)

VENDOR TO INVOICE EACH LINE ITEM EXACTLY AS SHOWN ON PURCHASE ORDER/RELEASE TO INSURE PROMPT PAYMENT. INVOICE MUST SHOW VENDOR NAME, PURCHASE ORDER NUMBER/RELEASE NUMBER, LINE ITEM NUMBER, PART NUMBER, QUANTITY SHIPPED, AND PRICE. (PS2)
ALL COMMUNICATION CONCERNING THIS P.O. SHOULD BE DIRECTED TO THE UNDERSIGNED GDLS BUYER:
****
THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS LISTED ON GDLS FORM 84-005-807, 0808 AND 0809 IN EFFECT OF THE DATE OF THIS ORDER. TERMS AND CONDITIONS CAN BE FOUND AT WWW.GDLS.COM/PROCUREMENT/HTML.
(DTC3)

THE UNIT PRICE SHALL BE ADJUSTED EITHER UPWARD OR DOWNWARD AS REQUIRED AS THE RESULT OF ANY ENIGINEERING CHANGE OR ANY ACTION AFFECTING HARDWARE CONFIGURATION AND/OR TECHNICAL DATA PACKAGE (TDP) REQUIREMENTS. ALL PRICES THAT SHALL APPLY WILL BE THOSE REFLECTING THE MOST RECENT HARDWARE CONFIGURATION OR TDP REQUIREMENTS.

* *

TECHNICAL DATA FURNISHED BY BUYER TO SELLER, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, IS GOVERNED BY THE U.S. INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR) SECTION 124.13. IF TECHNICAL DATA IS TO BE EXPORTED, A STATE DEPARTMENT EXPORT LICENSE WILL BE REQUESTED BY THE BUYER/GDLS CONTRACTS DEPARTMENT. WHEN THIS IS RECEIVED, THE APPROPRIATE LICENSE WILL BE LODGED WITH THE CUSTOMS DEPARTMENT

AND THE LICENSE # WILL BE FURNISHED TO YOU FOR INCLUSION ON THE PAPERWORK IN ORDER TO ALLOW FOR TRANSFERENCE OF TECHNICAL

DATA OUTSIDE OF THE USA.

SELLER HEREBY AGREES TO:

1. LIMIT THE USE OF THE TECHNICAL DATA TO THE MANUFACTURE OF THE DEFENSE ARTICLES REQUIRED BY THE PURCHASE ORDER ONLY; AND
2. PROHIBIT THE DISCLOSURE OF THE TECHNICAL DATA TO ANY OTHER PERSON EXCEPT SUBCONTRACTORS WITHIN SELLER'S COUNTRY; AND
3. PROHIBIT THE ACQUISITION OF ANY RIGHTS IN THE TECHNICAL DATA BY ANY FOREIGN PERSON; AND
4. ASSURE THAT ANY SUBCONTRACTS ISSUED BY SELLER TO SUB CONTRACTORS WITHIN SELLER'S COUNTRY, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, INCLUDE ALL SIX (6) LIMITATIONS CONTAINED IN THIS CLAUSE; AND
5. DESTROY OR RETURN TO BUYER ALL OF THE TECHNICAL DATA EXPORTED BY BUYER PURSUANT TO EXECUTION OF THE PURCHASE ORDER AND UPON FULFILLMENT OF ITS TERMS; AND
6. ASSURE DELIVERY OF THE DEFENSE ARTICLES MANUFACTURED BY SELLER UNDER THE TERMS OF THIS PURCHASE ORDER ONLY TO BUYER IN THE U.S. OR TO AN AGENCY OF THE U.S. GOVERNMENT.

X

FURTHERMORE, TECHNICAL DATA WHICH MAY BE ACQUIRED OR GENERATED UNDER THIS PURCHASE ORDER MAY REQUIRE APPROPRIATE AUTHORIZATION FROM THE DEPARTMENT OF STATE, OFFICE OF DEFENSE TRADE CONTROLS OR DEPARTMENT OF COMMERCE, OFFICE OF EXPORT ADMINISTRATION BEFORE IT IS RELEASED TO A FOREIGN PERSON. THEREFORE, SELLER UNDERSTANDS THAT, IF IT IS A FOREIGN ENTITY, IT SHALL NOT RE-EXPORT OR, IF IT IS A U.S. ENTITY, IT SHALL NOT DISCLOSE TO ANY FOREIGN PERSON, ANY TECHNICAL DATA ACQUIRED UNDER THIS PURCHASE ORDER UNTIL AFTER NOTIFYING BUYER AND WRITTEN AUTHORIZATION FROM THE APPROPRIATE U.S. GOVERNMENT AGENCY IS OBTAINED. (ELR)

BYRD AMENDMENT CLAUSE

THE UNDERSIGNED CERTIFIES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT:

NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID, BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE

OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OR A MEMBER OF CONGRESS IN CONNECTION WITH THE AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN,

THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.

IF ANY FUNDS OTHER THAN FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID, OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM-LLL, "DISCLOSURE FORM TO REPORT LOBBYING," IN ACCORDANCE WITH ITS INSTRUCTIONS.

THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUBAWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUBGRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS).

THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS CERTIFICATION IS A PRE-REQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. (BAC)

****

WOOD PACKAGING REQUIREMENTS (WPR)

ALL NON-MANUFACTURED CONIFEROUS WOOD (SOFT WOODS FROM CONIFEROUS TREES AND HARD WOODS FROM NON-CONIFEROUS TREES), SHALL BE TREATED TO INSURE THE WOOD IS BUG FREE. MATERIAL SHALL BE HEAT TREATED (HT) MATERIAL CERTIFIED BY AN ACCREDITED AGENCY AND RECOGNIZED BY THE AMERICAN LUMBER STANDARDS COMMITTEE (ALSC) AND MARKED WITH THE HT

STAMP. HT LUMBER IS LUMBER THAT HAS BEEN HEATED TO 56 DEGREES C (CORE TEMERATURE) FOR 30 MINUTES AND MARKED WITH THE APPROPRIATE QUALITY MARK. THE MATERIAL MAY ALSO BE FUMIGATED (MB) WITH METHYL BROMIDE. THE ALSC APPROVED MARKINGS FOR BOXES AND CRATES SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING BETWEEN THE END CLEATS OR END BATTENS IN AT LEAST ONE INCH HIGH LETTERS.

BUYER: EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437 ORDER NO: PCL860000
EMAIL: ADAMSONJ@GDLS.COM PAGE 5 OF
GENERAL DYNAMICS BLANKET ORDER

DATE: 02/08/2008 ORDER NO: PCL860000
SUPPL.DATE: 02/08/2008 SUPPL.NO: 004

MARKS MAY BE PLACED ABOVE REQUIRED MIL-STD-129 MARKINGS. INTERNAL BLOCKING AND BRACING MUST COMPLY ALSO AND BE MARKED IF AT ALL POSSIBLE. FOR PRODUCT IMPORTED BY A DOMESTIC SUPPLIER FROM AN INTERNATIONAL SOURCE, IT IS THE SOLE RESPONSIBILITY OF THE DOMESTIC SOURCE TO INSURE THAT THIS STANDARD (ISPM 15) IS MET.
(WPR)

"FOR COMPLETE FREIGHT ROUTING INSTRUCTIONS PLEASE GO TO THE GENERAL DYNAMICS LAND SYSTEMS WEBSITE AT HTTP:\\WWW.GDLS.COM, CLICK ON PROCUREMENT, THEN CLICK ON TRANSPORTATION ROUTING INSTRUCTIONS/ROUTING GUIDE. IF YOU HAVE FREIGHT ROUTING QUESTIONS, PLEASE FORWARD THEM TO 'TRAFFIC@GDLS.COM'." (RTE)

ITEM	QUANTITY	PART-DESCRIPTION	PRICE F	UM-REV.
EXT.PRICE				
* 0001	*	12548774	*	EA

PERISCOPE ASSEMBLY

TOTAL BLANKET LIMIT
$7,786,589.65

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/26/04
   WITH OD1993-C021, OD1995-L008

** QUALITY REQUIREMENTS:

QY11.8 (5/21/98) FIRST PIECE INSPECTION

THE DETAIL LANGUAGE FOR THE QUALITY REQUIREMENTS CAN BE FOUND IN THE GENERAL DYNAMICS WEBSITE ON THE WORLD WIDE WEB ADDRESS HTTP://WWW.GDLS.COM UNDER THE PROCUREMENT BUTTON.
(WEB)

QG5.2 (04/18/00) C = O SAMPLING PLAN
QJ21.1 (12/8/97) INSPECTION DELEGATION

*Confidential treatment requested

QP93.0 (5/1/90) PACKING SLIP REQUIREMENT

QP6.0 (1/1/86) ORDERING DATA SHEETS

QK11.1 (1/19/99) PHY/TEST DATA-FILL IN
MIL-STD-171

QY2.9 (09/26/01) FAT-QCS-4
(205)

BUYER:

EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM
GENERAL DYNAMICS

ORDER NO: PCL860000
PAGE 6 OF
BLANKET ORDER

DATE: 02/08/2008
SUPPL.DATE: 02/08/2008

ORDER NO: PCL860000
SUPPL.NO: 004

QY3.5 (1/22/94) C.T. - QCS-4A (TDP)

QL31.0 (12/4/87) FUNCTIONAL TEST (FILL-IN)
12548769

QJ8.1 (1/18/88) GOVERNMENT SELECTIVE EVALUATION

QG2A.4 (11/21/96) (MIL-1-45208 ANS1/ISO 9000)

QK9.1 (1/19/99) QAP-CERT (FILL-IN)

4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773)

CONTRACTS ARE ASSIGNED AS FOLLOWS:

ALIAS	SEGMENT	WBS	PRIORITY RATING
G0006	RN00 --	---	---------------
G0006	RP00		
G0006	RST3		

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED
PER YEAR* PIECES STARTING JANUARY 2008.
------ ---- -------- -------

*confidential treatment requested

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE IN QUANTITY.

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. (TQR)

BUYER:

____

JULIE M. ADAMSON BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: ADAMSONJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

...
~~*~*~*~*~*~*~*~*

Verified at: 8:45:35 AM on: 2/8/2008 by Domino Process

~~*~*~*~*~*~*~*~*

PCL860000 SUPPL 004

*1 QTY

*2 UNIT PRICE CHANGE FROM...

*3 UNIT PRICE CHANGED TO....

*4 QTY

*5 QTY

*6 PRICE

*7 EXT. PRICE

*8 QTY

Backorder

5/0 2004

ORIGINATOR: JULIE M SCHNEIDER
MESSAGE: B003 PCL860000

NUMBER: 9726800650

GENERAL DYNAMICS

BLANKET ORDER

DATE: 06/26/2007
SUPPL.DATE: 06/26/2007

ORDER NO: PCL860000
SUPPL.NO: 003

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

EFFECTIVE DATE: 04/02/2007 EXPIRATION DATE: 12/30/2008

ORIGINAL BLANKET PO ISSUE DATE - 04/09/07

****

PART NUMBER : 12548774 DESCRIPTION: PERISCOPE ASSY

****

QUANTITY* S

****

SUPPLEMENT 003 ISSUED 6-26-07 TO INCREASE ORDER B* PCS AT THE CURRENT UNIT PRICE. THESE ARE PART OF THE NTE AGREEMENT AND ARE SUBJECT TO DOWNWARD PRICE ADJUSTMENT.

****

SUPPLEMENT 002 ISSUED 04/17/07 TO INCREASE ORDER B* CS AT CURRENT UNIT PRICE. REF SB0128225. THIS PRICE IS PART OF THE NTE ORDER AND IS SUBJECT TO DOWNWARD PRICE ADJUSMENT BASED ON AUDIT AND NEGOTIATIONS.

****

SUPPLEMENT 001 ISSUED 4/11/07 CHANGES AUDIT AND NEGOTIATION SCHEDULE BELOW. PLEASE NOTE.

****

****

PRICES STATED HEREIN ARE CEILING PRICES SUBJECT TO DOWNWARD ONLY ADJUSTMENT RESULTING FROM BUYER'S OR U.S. GOVERNMENT'S AUDIT REVIEW OF SELLER'S COST AND PRICING DATA AND SUBSEQUENT FINAL NEGOTIATION.

ALL OTHER UNIT PRICES CONTAINED WITHIN THE BODY OF THIS PURCHASE ORDER ARE ALSO NOT TO EXCEED (NTE) CEILING PRICES SUBJECT TO THE SAME AUDIT/NEGOTIATION AND SHALL ALSO BE ADJUSTED AS REQUIRED UPON CONTRACT PRICING DEFINITIZATION. SELLER AGREES TO SUBMIT SUCH DATA IN FORM AND DETAIL ACCEPTABLE TO BUYER NOT LATER THAN THIRTY (30) DAYS FROM THE DATE OF THIS PURCHASE ORDER. PENDING FINAL AGREEMENT OF PRICE, THE AMOUNT ALLOCATED TO THIS ORDER AND AVAILABLE FOR PAYMENT I*

BUYER:

EXPEDITOR: E003

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437

ORDER NO: PCL860000

*Confidential treatment requested

DATE: 06/26/2007
SUPPL.DATE: 06/26/2007

ORDER NO: PCL860000
SUPPL.NO: 003

UNLESS INCREASED BY BUYER IN WRITING. FINAL PRICE AGREEMENT WILL BE SET FORTH IN A PURCHASE ORDER CHANGE HERETO NO LATER THAN 180 DAYS FROM DATE HEREOF.

CONVERSION OF NOT TO EXCEED PRICE TO A FIRM FIXED PRICE AUTOMATICALLY CANCELS THIS CLAUSE.

SCHEDULE FOR DEFINITIZATION

SUBMISSION OF PRICE PROPOSAL	COMPLETE
AUDIT	6/11/2007
COMMENCE NEGOTIATIONS	7/11/2007
TARGET DATE FOR PRICE DEFINITIZATION	8/11/2007

****

THIS ORDER HAS BEEN RELEASED AS A BLANKET PURCHASE ORDER. THE SUPPLIER WILL RECEIVE SUBSEQUENT RELEASES THAT WILL CONFIRM THE SHIPPING SCHEDULE FOR THIS ORDER. ALL SHIPMENTS AGAINST THESE RELEASES MUST MEET THE REQUIREMENTS SPECIFIED IN THE BLANKET PURCHASE ORDER. SUBSEQUENT RELEASES WILL HAVE THE SAME ORDER NUMBER AS THE BLANKET PURCHASE ORDER, EXCEPT IT WILL BE SEQUENTIALLY INCREASED BY ONE FOR EACH RELEASE,(IE: BLANKET P.O. NO.: PBA020000; RELEASES; PBA020001, PBA020002, ETC.).

{BPL}

VALUE ENGINEERING INCENTIVE IN ACCORDANCE WITH FAR52.248-1 (INSTANT CONTRACT SAVING ONLY) APPLIES. SELLER'S SHARE IS PAYABLE TO SELLER PROMPTLY AFTER PAYMENT OF CREDIT BY THE GOVERNMENT TO BUYER. {VE1}

* *

****

PURCHASER AGREES TO PURCHASE AND SELLER AGREES TO FURNISH THE SUPPLIES OR SERVICES DESCRIBED BELOW IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE HEREOF.

THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE, AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). SUPPLIER IS REQUIRED TO PLACE RATED ORDERS WITH SUB-TIER SUPPLIERS FOR ITEMS NEEDED TO FILL THIS ORDER. {POTEXT}

****

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

SELLER SHALL MAKE NO CHANGE IN DESIGN, MATERIALS, MANUFACTURING LOCATION, MANUFACTURING PROCESSES, OR SOURCES OF SUPPLY, AFTER BUYER'S ACCEPTANCE OF THE FIRST PRODUCTION TEST ITEM OR AFTER ACCEPTANCE OF THE FIRST COMPLETED END ITEM, WITHOUT THE WRITTEN APPROVAL OF THE BUYER.

FOR ELECTRICAL COMPONENTS:
THE APPROVAL OF THE BUYER WILL NOT BE REQUIRED FOR THE SELLER TO MAKE CHANGES IN THE SOURCE OF SUPPLY OF COMPONENT PARTS WHICH ARE CLASSIFIED AS "PASSIVE COMPONENTS" SO LONG AS SUCH SUPPLY SOURCE CHANGES DO NOT AFFECT FORM, FIT, FUNCTION, QUALITY, RELIABILITY OR SAFETY OF THE END ITEM.

(NCG)

SCHEDULE ADJUSTMENT CLAUSE

GENERAL DYNAMICS LAND SYSTEMS DIVISION (GDLS) RESERVES THE RIGHT TO ADJUST EACH DELIVERY SCHEDULE DATE IN OR OUT BY UP TO FOUR (4) WEEKS (30 CALENDAR DAYS) FROM THE SCHEDULED ON DOCK NEED DATE. NOTIFICATION BY GDLS WILL BE RELEASED NO LATER THAN 60 DAYS PRIOR TO THE DELIVERY DATE IMPACTED. (SAC)

STATISTICAL METHODS AND STATISTICAL PROCESS CONTROL (SPC) IS MANDATORY FOR UTILIZATION BY THE SUPPLIER TO CONTROL THE MANUFACTURING PROCESS, CONTINUALLY IMPROVE QUALITY, AND REDUCE COSTS ASSOCIATED WITH THE DELIVERABLE END PRODUCT.
THE REQUIREMENTS FOR A PROCEDURE, CONTROL PLAN, AND SUPPLIER CERTIFICATION SHALL BE IN ACCORDANCE WITH THE GDLS SUPPLIER INSTRUCTIONS QCS-83-7.
ANY QUESTIONS REGARDING THE GDLS SPC PROGRAM SHOULD BE DIRECTED TO YOUR BUYER. (SPC1)

VENDOR TO INVOICE EACH LINE ITEM EXACTLY AS SHOWN ON PURCHASE ORDER/RELEASE TO INSURE PROMPT PAYMENT. INVOICE MUST SHOW VENDOR NAME, PURCHASE ORDER NUMBER/RELEASE NUMBER, LINE ITEM NUMBER, PART NUMBER, QUANTITY SHIPPED, AND PRICE. (PS2)
ALL COMMUNICATION CONCERNING THIS P.O. SHOULD
BE DIRECTED TO THE UNDERSIGNED GDLS BUYER:
****
THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS LISTED ON GDLS FORM 84-005-807, 0808 AND 0809 IN EFFECT OF THE DATE OF THIS ORDER. TERMS AND CONDITIONS CAN BE FOUND AT WWW.GDLS.COM/PROCUREMENT/HTML.
(DTC3)

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

DATE: 06/26/2007
SUPPL.DATE: 06/26/2007

ORDER NO: PCL860000
SUPPL.NO: 003

THE UNIT PRICE SHALL BE ADJUSTED EITHER UPWARD OR DOWNWARD AS REQUIRED AS THE RESULT OF ANY ENIGINEERING CHANGE OR ANY ACTION AFFECTING HARDWARE CONFIGURATION AND/OR TECHNICAL DATA PACKAGE (TDP) REQUIREMENTS. ALL PRICES THAT SHALL APPLY WILL BE THOSE REFLECTING THE MOST RECENT HARDWARE CONFIGURATION OR TDP REQUIREMENTS.

* *

TECHNICAL DATA FURNISHED BY BUYER TO SELLER, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, IS GOVERNED BY THE U.S. INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR) SECTION 124.13. IF TECHNICAL DATA IS TO BE EXPORTED, A STATE DEPARTMENT EXPORT LICENSE WILL BE REQUESTED BY THE BUYER/GDLS CONTRACTS DEPARTMENT. WHEN THIS IS RECEIVED, THE APPROPRIATE LICENSE WILL BE LODGED WITH THE CUSTOMS DEPARTMENT AND THE LICENSE # WILL BE FURNISHED TO YOU FOR INCLUSION ON THE PAPERWORK IN ORDER TO ALLOW FOR TRANSFERENCE OF TECHNICAL DATA OUTSIDE OF THE USA.

SELLER HEREBY AGREES TO:

1. LIMIT THE USE OF THE TECHNICAL DATA TO THE MANUFACTURE OF THE DEFENSE ARTICLES REQUIRED BY THE PURCHASE ORDER ONLY; AND
2. PROHIBIT THE DISCLOSURE OF THE TECHNICAL DATA TO ANY OTHER PERSON EXCEPT SUBCONTRACTORS WITHIN SELLER'S COUNTRY; AND
3. PROHIBIT THE ACQUISITION OF ANY RIGHTS IN THE TECHNICAL DATA BY ANY FOREIGN PERSON; AND
4. ASSURE THAT ANY SUBCONTRACTS ISSUED BY SELLER TO SUB CONTRACTORS WITHIN SELLER'S COUNTRY, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, INCLUDE ALL SIX (6) LIMITATIONS CONTAINED IN THIS CLAUSE; AND
5. DESTROY OR RETURN TO BUYER ALL OF THE TECHNICAL DATA EXPORTED BY BUYER PURSUANT TO EXECUTION OF THE PURCHASE ORDER AND UPON FULFILLMENT OF ITS TERMS; AND
6. ASSURE DELIVERY OF THE DEFENSE ARTICLES MANUFACTURED BY SELLER UNDER THE TERMS OF THIS PURCHASE ORDER ONLY TO BUYER IN THE U.S. OR TO AN AGENCY OF THE U.S. GOVERNMENT.

X

FURTHERMORE, TECHNICAL DATA WHICH MAY BE ACQUIRED OR GENERATED UNDER THIS PURCHASE ORDER MAY REQUIRE APPROPRIATE AUTHORIZATION

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

BLANKET ORDER

FROM THE DEPARTMENT OF STATE, OFFICE OF DEFENSE TRADE CONTROLS OR DEPARTMENT OF COMMERCE, OFFICE OF EXPORT ADMINISTRATION BEFORE IT IS RELEASED TO A FOREIGN PERSON. THEREFORE, SELLER UNDERSTANDS THAT, IF IT IS A FOREIGN ENTITY, IT SHALL NOT RE-EXPORT OR, IF IT IS A U.S. ENTITY, IT SHALL NOT DISCLOSE TO ANY FOREIGN PERSON, ANY TECHNICAL DATA ACQUIRED UNDER THIS PURCHASE ORDER UNTIL AFTER NOTIFYING BUYER AND WRITTEN AUTHORIZATION FROM THE APPROPRIATE U.S. GOVERNMENT AGENCY IS OBTAINED. (ELR)

BYRD AMENDMENT CLAUSE

THE UNDERSIGNED CERTIFIES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT:

NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID, BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OR A MEMBER OF CONGRESS IN CONNECTION WITH THE AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN, THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.

IF ANY FUNDS OTHER THAN FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID, OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM-LLL, "DISCLOSURE FORM TO REPORT LOBBYING," IN ACCORDANCE WITH ITS INSTRUCTIONS.

THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUBAWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUBGRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS).

THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS CERTIFICATION IS A PRE-

REQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. (BAC)

****

WOOD PACKAGING REQUIREMENTS (WPR)

ALL NON-MANUFACTURED CONIFEROUS WOOD (SOFT WOODS FROM CONIFEROUS TREES AND HARD WOODS FROM NON-CONIFEROUS TREES), SHALL BE TREATED TO INSURE THE WOOD IS BUG FREE. MATERIAL SHALL BE HEAT TREATED (HT) MATERIAL CERTIFIED BY AN ACCREDITED AGENCY AND RECOGNIZED BY THE AMERICAN LUMBER STANDARDS COMMITTEE (ALSC) AND MARKED WITH THE HT STAMP. HT LUMBER IS LUMBER THAT HAS BEEN HEATED TO 56 DEGREES C (CORE TEMERATURE) FOR 30 MINUTES AND MARKED WITH THE APPROPRIATE QUALITY MARK. THE MATERIAL MAY ALSO BE FUMIGATED (MB) WITH METHYL BROMIDE. THE ALSC APPROVED MARKINGS FOR BOXES AND CRATES SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING BETWEEN THE END CLEATS OR END BATTENS IN AT LEAST ONE INCH HIGH LETTERS. MARKS MAY BE PLACED ABOVE REQUIRED MIL-STD-129 MARKINGS. INTERNAL BLOCKING AND BRACING MUST COMPLY ALSO AND BE MARKED IF AT ALL POSSIBLE. FOR PRODUCT IMPORTED BY A DOMESTIC SUPPLIER FROM AN INTERNATIONAL SOURCE, IT IS THE SOLE RESPONSIBILITY OF THE DOMESTIC SOURCE TO INSURE THAT THIS STANDARD (ISPM 15) IS MET. (WPR)

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
GN001 RK00	*
G0006 RN00	
G0006 RP00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT

*Confidential treatment requested

AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT. (PP4)

ITEM	QUANTITY	PART-DESCRIPTION	PRICE F	UM-REV.	EXT.PRICE
0001	[redacted]	.2548774 PERISCOPE ASSEMBLY	[redacted]	EA	[redacted]

TOTAL BLANKET LIMIT [redacted]

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/26/04
   WITH OD1993-C021, OD1995-L008

** QUALITY REQUIREMENTS:

QY11.8 (5/21/98) FIRST PIECE INSPECTION

THE DETAIL LANGUAGE FOR THE QUALITY REQUIREMENTS CAN BE FOUND IN THE GENERAL DYNAMICS WEBSITE ON THE WORLD WIDE WEB ADDRESS HTTP://WWW.GDLS.COM UNDER THE PROCUREMENT BUTTON. (WEB)

QG5.2 (04/18/00) C = O SAMPLING PLAN
QJ21.1 (12/8/97) INSPECTION DELEGATION

QP93.0 (5/1/90) PACKING SLIP REQUIREMENT

QP6.0 (1/1/86) ORDERING DATA SHEETS

QK11.1 (1/19/99) PHY/TEST DATA-FILL IN
MIL-STD-171

QY2.9 (09/26/01) FAT-QCS-4
(205)

QY3.5 (1/22/94) C.T. - QCS-4A (TDP)

QL31.0 (12/4/87) FUNCTIONAL TEST (FILL-IN)
12548769

QJ8.1 (1/18/88) GOVERNMENT SELECTIVE EVALUATION

QG2A.4 (11/21/96) (MIL-1-45208 ANS1/ISO 9000)

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000
PAGE 7 OF
BLANKET ORDER

DATE: 06/26/2007
SUPPL.DATE: 06/26/2007

ORDER NO: PCL860000
SUPPL.NO: 003

*confidential treatment requested

QK9.1 (1/19/99) QAP-CERT (FILL-IN)

4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773)

CONTRACTS ARE ASSIGNED AS FOLLOWS:

ALIAS	SEGMENT	WBS	PRIORITY RATING
G0006	RN00 --	---	---------------
G0006	RP00		
G0006	RST3		

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED PER YEAR* PIECES STARTING JANUARY 2008.

------ ---- -------- -------

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE IN QUANTITY.

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. (TQR)

BUYER:

____

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000
PAGE 8 OF 8

...
~~*~*~*~*~*~*~*~*

Verified at: 7:45:49 AM on: 6/26/2007 by Domino Process

~~*~*~*~*~*~*~*~*

*confidential treatment requested

PCL860000 SUPPL 003

*1 QTY

*2 QTY

*3 QTY

*4 AMOUNT ALLOCATED TO THIS ORDER

*5 QTYS

*6 QTY

*7 PRICE

*8 EXT. PRICE

*9 TOTAL BLANKET LIMIT

*10 QTY

ORIGINATOR: JULIE M SCHNEIDER NUMBER: 9726800650
MESSAGE: B003 PCL860000

GENERAL DYNAMICS BLANKET ORDER

DATE: 04/17/2007 ORDER NO: PCL860000
SUPPL.DATE: 04/17/2007 SUPPL.NO: 002

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230 CATEGORY: S N CRC2A
SHIP VIA: TRUCK
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

EFFECTIVE DATE: 04/02/2007 EXPIRATION DATE: 12/30/2008

ORIGINAL BLANKET PO ISSUE DATE - 04/09/07
****
PART NUMBER : 12548774 DESCRIPTION: PERISCOPE ASSY
****
QUANTI* PCS
****
SUPPLEMENT 002 ISSUED 04/17/07 TO INCREASE ORDER B* PCS AT CURRENT UNIT PRICE. REF SBO128225. THIS PRICE IS PART OF THE NTE ORDER AND IS SUBJECT TO DOWNWARD PRICE ADJUSMENT BASED ON AUDIT AND NEGOTIATIONS.
****
SUPPLEMENT 001 ISSUED 4/11/07 CHANGES AUDIT AND NEGOTIATION SCHEDULE BELOW. PLEASE NOTE.
****
****

PRICES STATED HEREIN ARE CEILING PRICES SUBJECT TO DOWNWARD ONLY ADJUSTMENT RESULTING FROM BUYER'S OR U.S. GOVERNMENT'S AUDIT REVIEW OF SELLER'S COST AND PRICING DATA AND SUBSEQUENT FINAL NEGOTIATION.

ALL OTHER UNIT PRICES CONTAINED WITHIN THE BODY OF THIS PURCHASE ORDER ARE ALSO NOT TO EXCEED (NTE) CEILING PRICES SUBJECT TO THE SAME AUDIT/NEGOTIATION AND SHALL ALSO BE ADJUSTED AS REQUIRED UPON CONTRACT PRICING DEFINITIZATION. SELLER AGREES TO SUBMIT SUCH DATA IN FORM AND DETAIL ACCEPTABLE TO BUYER NOT LATER THAN THIRTY (30) DAYS FROM THE DATE OF THIS PURCHASE ORDER. PENDING FINAL AGREEMENT OF PRICE, *HE AMOUNT ALLOCATED TO THIS ORDER AND AVAILABLE FOR PAYMENT I* UNLESS INCREASED BY BUYER IN WRITING. FINAL PRICE AGREEMENT WILL BE SET FORTH IN A PURCHASE ORDER CHANGE HERETO NO LATER THAN 180 DAYS FROM DATE HEREOF.

BUYER: EXPEDITOR: E003

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437

ORDER NO: PCL860000

*confidential treatment requested

DATE: 04/17/2007
SUPPL.DATE: 04/17/2007

ORDER NO: PCL860000
SUPPL.NO: 002

~~CONVERSION OF NOT TO EXCEED PRICE TO A FIRM FIXED PRICE~~
AUTOMATICALLY CANCELS THIS CLAUSE.

SCHEDULE FOR DEFINITIZATION

SUBMISSION OF PRICE PROPOSAL	COMPLETE
AUDIT	6/11/2007
COMMENCE NEGOTIATIONS	7/11/2007
TARGET DATE FOR PRICE DEFINITIZATION	8/11/2007

****

THIS ORDER HAS BEEN RELEASED AS A BLANKET PURCHASE ORDER. THE SUPPLIER WILL RECEIVE SUBSEQUENT RELEASES THAT WILL CONFIRM THE SHIPPING SCHEDULE FOR THIS ORDER. ALL SHIPMENTS AGAINST THESE RELEASES MUST MEET THE REQUIREMENTS SPECIFIED IN THE BLANKET PURCHASE ORDER. SUBSEQUENT RELEASES WILL HAVE THE SAME ORDER NUMBER AS THE BLANKET PURCHASE ORDER, EXCEPT IT WILL BE SEQUENTIALLY INCREASED BY ONE FOR EACH RELEASE,(IE: BLANKET P.O. NO.: PBA020000; RELEASES; PBA020001, PBA020002, ETC.).
{BPL}

VALUE ENGINEERING INCENTIVE IN ACCORDANCE WITH FAR52.248-1 (INSTANT CONTRACT SAVING ONLY) APPLIES. SELLER'S SHARE IS PAYABLE TO SELLER PROMPTLY AFTER PAYMENT OF CREDIT BY THE GOVERNMENT TO BUYER. {VE1}

* *

****

PURCHASER AGREES TO PURCHASE AND SELLER AGREES TO FURNISH THE SUPPLIES OR SERVICES DESCRIBED BELOW IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE HEREOF.

THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE, AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). SUPPLIER IS REQUIRED TO PLACE RATED ORDERS WITH SUB-TIER SUPPLIERS FOR ITEMS NEEDED TO FILL THIS ORDER. {POTEXT}

****

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

DATE: 04/17/2007 ORDER NO: PCL860000
SUPPL.DATE: 04/17/2007 SUPPL.NO: 002

SELLER SHALL MAKE NO CHANGE IN DESIGN, MATERIALS, MANUFACTURING LOCATION, MANUFACTURING PROCESSES, OR SOURCES OF SUPPLY, AFTER BUYER'S ACCEPTANCE OF THE FIRST PRODUCTION TEST ITEM OR AFTER ACCEPTANCE OF THE FIRST COMPLETED END ITEM, WITHOUT THE WRITTEN APPROVAL OF THE BUYER.

FOR ELECTRICAL COMPONENTS:
THE APPROVAL OF THE BUYER WILL NOT BE REQUIRED FOR THE SELLER TO MAKE CHANGES IN THE SOURCE OF SUPPLY OF COMPONENT PARTS WHICH ARE CLASSIFIED AS "PASSIVE COMPONENTS" SO LONG AS SUCH SUPPLY SOURCE CHANGES DO NOT AFFECT FORM, FIT, FUNCTION, QUALITY, RELIABILITY OR SAFETY OF THE END ITEM.
(NCG)

SCHEDULE ADJUSTMENT CLAUSE

GENERAL DYNAMICS LAND SYSTEMS DIVISION (GDLS) RESERVES THE RIGHT TO ADJUST EACH DELIVERY SCHEDULE DATE IN OR OUT BY UP TO FOUR (4) WEEKS (30 CALENDAR DAYS) FROM THE SCHEDULED ON DOCK NEED DATE. NOTIFICATION BY GDLS WILL BE RELEASED NO LATER THAN 60 DAYS PRIOR TO THE DELIVERY DATE IMPACTED. (SAC)

STATISTICAL METHODS AND STATISTICAL PROCESS CONTROL (SPC) IS MANDATORY FOR UTILIZATION BY THE SUPPLIER TO CONTROL THE MANUFACTURING PROCESS, CONTINUALLY IMPROVE QUALITY, AND REDUCE COSTS ASSOCIATED WITH THE DELIVERABLE END PRODUCT.
THE REQUIREMENTS FOR A PROCEDURE, CONTROL PLAN, AND SUPPLIER CERTIFICATION SHALL BE IN ACCORDANCE WITH THE GDLS SUPPLIER INSTRUCTIONS QCS-83-7.
ANY QUESTIONS REGARDING THE GDLS SPC PROGRAM SHOULD BE DIRECTED TO YOUR BUYER. (SPC1)

VENDOR TO INVOICE EACH LINE ITEM EXACTLY AS SHOWN ON PURCHASE ORDER/RELEASE TO INSURE PROMPT PAYMENT. INVOICE MUST SHOW VENDOR NAME, PURCHASE ORDER NUMBER/RELEASE NUMBER, LINE ITEM NUMBER, PART NUMBER, QUANTITY SHIPPED, AND PRICE. (PS2)
ALL COMMUNICATION CONCERNING THIS P.O. SHOULD BE DIRECTED TO THE UNDERSIGNED GDLS BUYER:
****
THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS LISTED ON GDLS FORM 84-005-807, 0808 AND 0809 IN EFFECT OF THE DATE OF THIS ORDER. TERMS AND CONDITIONS CAN BE FOUND AT WWW.GDLS.COM/PROCUREMENT/HTML.
(DTC3)

BUYER: EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

THE UNIT PRICE SHALL BE ADJUSTED EITHER UPWARD OR DOWNWARD AS REQUIRED AS THE RESULT OF ANY ENIGINEERING CHANGE OR ANY ACTION AFFECTING HARDWARE CONFIGURATION AND/OR TECHNICAL DATA PACKAGE (TDP) REQUIREMENTS. ALL PRICES THAT SHALL APPLY WILL BE THOSE REFLECTING THE MOST RECENT HARDWARE CONFIGURATION OR TDP REQUIREMENTS.

* *

TECHNICAL DATA FURNISHED BY BUYER TO SELLER, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, IS GOVERNED BY THE U.S. INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR) SECTION 124.13. IF TECHNICAL DATA IS TO BE EXPORTED, A STATE DEPARTMENT EXPORT LICENSE WILL BE REQUESTED BY THE BUYER/GDLS CONTRACTS DEPARTMENT. WHEN THIS IS RECEIVED, THE APPROPRIATE LICENSE WILL BE LODGED WITH THE CUSTOMS DEPARTMENT AND THE LICENSE # WILL BE FURNISHED TO YOU FOR INCLUSION ON THE PAPERWORK IN ORDER TO ALLOW FOR TRANSFERENCE OF TECHNICAL DATA OUTSIDE OF THE USA.

SELLER HEREBY AGREES TO:

1. LIMIT THE USE OF THE TECHNICAL DATA TO THE MANUFACTURE OF THE DEFENSE ARTICLES REQUIRED BY THE PURCHASE ORDER ONLY; AND
2. PROHIBIT THE DISCLOSURE OF THE TECHNICAL DATA TO ANY OTHER PERSON EXCEPT SUBCONTRACTORS WITHIN SELLER'S COUNTRY; AND
3. PROHIBIT THE ACQUISITION OF ANY RIGHTS IN THE TECHNICAL DATA BY ANY FOREIGN PERSON; AND
4. ASSURE THAT ANY SUBCONTRACTS ISSUED BY SELLER TO SUB CONTRACTORS WITHIN SELLER'S COUNTRY, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, INCLUDE ALL SIX (6) LIMITATIONS CONTAINED IN THIS CLAUSE; AND
5. DESTROY OR RETURN TO BUYER ALL OF THE TECHNICAL DATA EXPORTED BY BUYER PURSUANT TO EXECUTION OF THE PURCHASE ORDER AND UPON FULFILLMENT OF ITS TERMS; AND
6. ASSURE DELIVERY OF THE DEFENSE ARTICLES MANUFACTURED BY SELLER UNDER THE TERMS OF THIS PURCHASE ORDER ONLY TO BUYER IN THE U.S. OR TO AN AGENCY OF THE U.S. GOVERNMENT.

X

FURTHERMORE, TECHNICAL DATA WHICH MAY BE ACQUIRED OR GENERATED UNDER THIS PURCHASE ORDER MAY REQUIRE APPROPRIATE AUTHORIZATION

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

FROM THE DEPARTMENT OF STATE, OFFICE OF DEFENSE TRADE CONTROLS OR DEPARTMENT OF COMMERCE, OFFICE OF EXPORT ADMINISTRATION BEFORE IT IS RELEASED TO A FOREIGN PERSON. THEREFORE, SELLER UNDERSTANDS THAT, IF IT IS A FOREIGN ENTITY, IT SHALL NOT RE-EXPORT OR, IF IT IS A U.S. ENTITY, IT SHALL NOT DISCLOSE TO ANY FOREIGN PERSON, ANY TECHNICAL DATA ACQUIRED UNDER THIS PURCHASE ORDER UNTIL AFTER NOTIFYING BUYER AND WRITTEN AUTHORIZATION FROM THE APPROPRIATE U.S. GOVERNMENT AGENCY IS OBTAINED.
(ELR)

BYRD AMENDMENT CLAUSE

THE UNDERSIGNED CERTIFIES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT:

NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID, BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OR A MEMBER OF CONGRESS IN CONNECTION WITH THE AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN, THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.

IF ANY FUNDS OTHER THAN FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID, OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM-LLL, "DISCLOSURE FORM TO REPORT LOBBYING," IN ACCORDANCE WITH ITS INSTRUCTIONS.

THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUBAWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUBGRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS).

THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS CERTIFICATION IS A PRE-

REQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION
IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. (BAC)

****

WOOD PACKAGING REQUIREMENTS (WPR)

ALL NON-MANUFACTURED CONIFEROUS WOOD (SOFT WOODS FROM CONIFEROUS TREES AND HARD WOODS FROM NON-CONIFEROUS TREES), SHALL BE TREATED TO INSURE THE WOOD IS BUG FREE. MATERIAL SHALL BE HEAT TREATED (HT) MATERIAL CERTIFIED BY AN ACCREDITED AGENCY AND RECOGNIZED BY THE AMERICAN LUMBER STANDARDS COMMITTEE (ALSC) AND MARKED WITH THE HT STAMP. HT LUMBER IS LUMBER THAT HAS BEEN HEATED TO 56 DEGREES C (CORE TEMERATURE) FOR 30 MINUTES AND MARKED WITH THE APPROPRIATE QUALITY MARK. THE MATERIAL MAY ALSO BE FUMIGATED (MB) WITH METHYL BROMIDE. THE ALSC APPROVED MARKINGS FOR BOXES AND CRATES SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING BETWEEN THE END CLEATS OR END BATTENS IN AT LEAST ONE INCH HIGH LETTERS. MARKS MAY BE PLACED ABOVE REQUIRED MIL-STD-129 MARKINGS. INTERNAL BLOCKING AND BRACING MUST COMPLY ALSO AND BE MARKED IF AT ALL POSSIBLE. FOR PRODUCT IMPORTED BY A DOMESTIC SUPPLIER FROM AN INTERNATIONAL SOURCE, IT IS THE SOLE RESPONSIBILITY OF THE DOMESTIC SOURCE TO INSURE THAT THIS STANDARD (ISPM 15) IS MET.
(WPR)

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
GN001 RK00	✱
G0006 RN00	
G0006 RP00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT

✱confidential treatment requested

AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT. (PP4)

ITEM	QUANTITY	PART-DESCRIPTION		PRICE F	UM-REV	EXT.PRICE
0001	*	2548774 PERISCOPE ASSEMBLY	*		EA *	

TOTAL BLANKET LIMIT *

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008

** QUALITY REQUIREMENTS:

QY11.8 (5/21/98) FIRST PIECE INSPECTION

THE DETAIL LANGUAGE FOR THE QUALITY REQUIREMENTS CAN BE FOUND IN THE GENERAL DYNAMICS WEBSITE ON THE WORLD WIDE WEB ADDRESS HTTP://WWW.GDLS.COM UNDER THE PROCUREMENT BUTTON. (WEB)

QG5.2 (04/18/00) C - O SAMPLING PLAN
QJ21.1 (12/8/97) INSPECTION DELEGATION

QP93.0 (5/1/90) PACKING SLIP REQUIREMENT

QP6.0 (1/1/86) ORDERING DATA SHEETS

QK11.1 (1/19/99) PHY/TEST DATA-FILL IN MIL-STD-171

QY2.9 (09/26/01) FAT-QCS-4 (205)

QY3.5 (1/22/94) C.T. - QCS-4A (TDP)

QL31.0 (12/4/87) FUNCTIONAL TEST (FILL-IN) 12548769

QJ8.1 (1/18/88) GOVERNMENT SELECTIVE EVALUATION

QG2A.4 (11/21/96) (MIL-1-45208 ANS1/ISO 9000)

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

BLANKET ORDER

DATE: 04/17/2007
SUPPL.DATE: 04/17/2007

ORDER NO: PCL860000
SUPPL.NO: 002

*confidential treatment requested

QK9.1 (1/19/99) QAP-CERT (FILL-IN)

4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773)

CONTRACTS ARE ASSIGNED AS FOLLOWS:

ALIAS	SEGMENT	WBS	PRIORITY RATING
G0006	RN00 --	---	---------------
G0006	RP00		
G0006	RST3		

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED PER YEAR IS PIECES STARTING JANUARY 2008.

------ ---- -------- -------

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE IN QUANTITY.

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. (TQR)

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

...

--*-*-*-*-*-*-*-*-*

Verified at: 11:03:38 AM on: 4/17/2007 by Domino Process

--*-*-*-*-*-*-*-*-*

*confidential treatment requested

PCL860000 SUPPL 002

*1 QTY

*2 INCREASED QTY

*3 AMT ALLOCATED TO THIS ORDER

*4 PROGRESS PAYMENT QTYS

*5 QTY

*6 PRICE

*7 EXT. PRICE

*8 TOTAL BLANKET LIMIT

*9 QTY

ORIGINATOR: JULIE M SCHNEIDER   NUMBER: 9726800650
MESSAGE: B003   PCL860000
GENERAL DYNAMICS   BLANKET ORDER

DATE: 04/11/2007   ORDER NO: PCL860000
SUPPL.DATE: 04/11/2007   SUPPL.NO: 001

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

SUPPLIER NO: 23230   CATEGORY: S N CRC2A
SHIP VIA: TRUCK
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

EFFECTIVE DATE: 04/02/2007   EXPIRATION DATE: 12/30/2008

ORIGINAL BLANKET PO ISSUE DATE - 04/09/07

****

PART NUMBER : 12548774   DESCRIPTION: PERISCOPE ASSY

****

QUANTITY*   3

****

SUPPLEMENT 001 ISSUED 4/11/07 CHANGES AUDIT AND NEGOTIATION SCHEDULE BELOW. PLEASE NOTE.

****

****

PRICES STATED HEREIN ARE CEILING PRICES SUBJECT TO DOWNWARD ONLY ADJUSTMENT RESULTING FROM BUYER'S OR U.S. GOVERNMENT'S AUDIT REVIEW OF SELLER'S COST AND PRICING DATA AND SUBSEQUENT FINAL NEGOTIATION.

ALL OTHER UNIT PRICES CONTAINED WITHIN THE BODY OF THIS PURCHASE ORDER ARE ALSO NOT TO EXCEED (NTE) CEILING PRICES SUBJECT TO THE SAME AUDIT/NEGOTIATION AND SHALL ALSO BE ADJUSTED AS REQUIRED UPON CONTRACT PRICING DEFINITIZATION. SELLER AGREES TO SUBMIT SUCH DATA IN FORM AND DETAIL ACCEPTABLE TO BUYER NOT LATER THAN THIRTY (30) DAYS FROM THE DATE OF THIS PURCHASE ORDER. PENDING FINAL AGREEMENT OF PRICE*, THE AMOUNT ALLOCATED TO THIS ORDER AND AVAILABLE FOR PAYMENT*
UNLESS INCREASED BY BUYER IN WRITING. FINAL PRICE AGREEMENT WILL BE SET FORTH IN A PURCHASE ORDER CHANGE HERETO NO LATER THAN 180 DAYS FROM DATE HEREOF.

CONVERSION OF NOT TO EXCEED PRICE TO A FIRM FIXED PRICE AUTOMATICALLY CANCELS THIS CLAUSE.

SCHEDULE FOR DEFINITIZATION

BUYER: EXPEDITOR: E003

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437   ORDER NO: PCL860000

*confidential treatment requested

DATE: 04/11/2007
SUPPL.DATE: 04/11/2007

ORDER NO: PCL860000
SUPPL.NO: 001

SUBMISSION OF PRICE PROPOSAL	COMPLETE
AUDIT	6/11/2007
COMMENCE NEGOTIATIONS	7/11/2007
TARGET DATE FOR PRICE DEFINITIZATION	8/11/2007

****

THIS ORDER HAS BEEN RELEASED AS A BLANKET PURCHASE ORDER. THE SUPPLIER WILL RECEIVE SUBSEQUENT RELEASES THAT WILL CONFIRM THE SHIPPING SCHEDULE FOR THIS ORDER. ALL SHIPMENTS AGAINST THESE RELEASES MUST MEET THE REQUIREMENTS SPECIFIED IN THE BLANKET PURCHASE ORDER. SUBSEQUENT RELEASES WILL HAVE THE SAME ORDER NUMBER AS THE BLANKET PURCHASE ORDER, EXCEPT IT WILL BE SEQUENTIALLY INCREASED BY ONE FOR EACH RELEASE,(IE: BLANKET P.O. NO.: PBA020000; RELEASES; PBA020001, PBA020002, ETC.). {BPL}

VALUE ENGINEERING INCENTIVE IN ACCORDANCE WITH FAR52.248-1 (INSTANT CONTRACT SAVING ONLY) APPLIES. SELLER'S SHARE IS PAYABLE TO SELLER PROMPTLY AFTER PAYMENT OF CREDIT BY THE GOVERNMENT TO BUYER. {VE1}

* *

****

PURCHASER AGREES TO PURCHASE AND SELLER AGREES TO FURNISH THE SUPPLIES OR SERVICES DESCRIBED BELOW IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE HEREOF.

THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE, AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). SUPPLIER IS REQUIRED TO PLACE RATED ORDERS WITH SUB-TIER SUPPLIERS FOR ITEMS NEEDED TO FILL THIS ORDER. {POTEXT}

****

BUYER:

____

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

SELLER SHALL MAKE NO CHANGE IN DESIGN, MATERIALS, MANUFACTURING LOCATION, MANUFACTURING PROCESSES, OR SOURCES OF SUPPLY, AFTER BUYER'S ACCEPTANCE OF THE FIRST PRODUCTION TEST ITEM OR AFTER ACCEPTANCE OF THE FIRST COMPLETED END ITEM, WITHOUT THE WRITTEN APPROVAL OF THE BUYER.

FOR ELECTRICAL COMPONENTS:
THE APPROVAL OF THE BUYER WILL NOT BE REQUIRED FOR THE SELLER TO MAKE CHANGES IN THE SOURCE OF SUPPLY OF COMPONENT PARTS WHICH ARE CLASSIFIED AS "PASSIVE COMPONENTS" SO LONG AS SUCH SUPPLY SOURCE CHANGES DO NOT AFFECT FORM, FIT, FUNCTION, QUALITY, RELIABILITY OR SAFETY OF THE END ITEM.
(NCG)

SCHEDULE ADJUSTMENT CLAUSE

GENERAL DYNAMICS LAND SYSTEMS DIVISION (GDLS) RESERVES THE RIGHT TO ADJUST EACH DELIVERY SCHEDULE DATE IN OR OUT BY UP TO FOUR (4) WEEKS (30 CALENDAR DAYS) FROM THE SCHEDULED ON DOCK NEED DATE. NOTIFICATION BY GDLS WILL BE RELEASED NO LATER THAN 60 DAYS PRIOR TO THE DELIVERY DATE IMPACTED. (SAC)

STATISTICAL METHODS AND STATISTICAL PROCESS CONTROL (SPC) IS MANDATORY FOR UTILIZATION BY THE SUPPLIER TO CONTROL THE MANUFACTURING PROCESS, CONTINUALLY IMPROVE QUALITY, AND REDUCE COSTS ASSOCIATED WITH THE DELIVERABLE END PRODUCT.
THE REQUIREMENTS FOR A PROCEDURE, CONTROL PLAN, AND SUPPLIER CERTIFICATION SHALL BE IN ACCORDANCE WITH THE GDLS SUPPLIER INSTRUCTIONS QCS-83-7.
ANY QUESTIONS REGARDING THE GDLS SPC PROGRAM SHOULD BE DIRECTED TO YOUR BUYER. (SPC1)

VENDOR TO INVOICE EACH LINE ITEM EXACTLY AS SHOWN ON PURCHASE ORDER/RELEASE TO INSURE PROMPT PAYMENT. INVOICE MUST SHOW VENDOR NAME, PURCHASE ORDER NUMBER/RELEASE NUMBER, LINE ITEM NUMBER, PART NUMBER, QUANTITY SHIPPED, AND PRICE. (PS2)
ALL COMMUNICATION CONCERNING THIS P.O. SHOULD BE DIRECTED TO THE UNDERSIGNED GDLS BUYER:
****
THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS LISTED ON GDLS FORM 84-005-807, 0808 AND 0809 IN EFFECT OF THE DATE OF THIS ORDER. TERMS AND CONDITIONS CAN BE FOUND AT WWW.GDLS.COM/PROCUREMENT/HTML.
(DTC3)

THE UNIT PRICE SHALL BE ADJUSTED EITHER UPWARD OR DOWNWARD AS REQUIRED AS THE RESULT OF ANY ENIGINEERING CHANGE OR ANY ACTION AFFECTING HARDWARE CONFIGURATION AND/OR TECHNICAL DATA PACKAGE (TDP) REQUIREMENTS. ALL PRICES THAT SHALL APPLY WILL BE THOSE REFLECTING THE MOST RECENT HARDWARE CONFIGURATION OR TDP REQUIREMENTS.

* *

TECHNICAL DATA FURNISHED BY BUYER TO SELLER, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, IS GOVERNED BY THE U.S. INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR) SECTION 124.13. IF TECHNICAL DATA IS TO BE EXPORTED, A STATE DEPARTMENT EXPORT LICENSE WILL BE REQUESTED BY THE BUYER/GDLS CONTRACTS DEPARTMENT. WHEN THIS IS RECEIVED, THE APPROPRIATE LICENSE WILL BE LODGED WITH THE CUSTOMS DEPARTMENT AND THE LICENSE # WILL BE FURNISHED TO YOU FOR INCLUSION ON THE PAPERWORK IN ORDER TO ALLOW FOR TRANSFERENCE OF TECHNICAL DATA OUTSIDE OF THE USA.

SELLER HEREBY AGREES TO:

1. LIMIT THE USE OF THE TECHNICAL DATA TO THE MANUFACTURE OF THE DEFENSE ARTICLES REQUIRED BY THE PURCHASE ORDER ONLY; AND
2. PROHIBIT THE DISCLOSURE OF THE TECHNICAL DATA TO ANY OTHER PERSON EXCEPT SUBCONTRACTORS WITHIN SELLER'S COUNTRY; AND
3. PROHIBIT THE ACQUISITION OF ANY RIGHTS IN THE TECHNICAL DATA BY ANY FOREIGN PERSON; AND
4. ASSURE THAT ANY SUBCONTRACTS ISSUED BY SELLER TO SUB CONTRACTORS WITHIN SELLER'S COUNTRY, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, INCLUDE ALL SIX (6) LIMITATIONS CONTAINED IN THIS CLAUSE; AND
5. DESTROY OR RETURN TO BUYER ALL OF THE TECHNICAL DATA EXPORTED BY BUYER PURSUANT TO EXECUTION OF THE PURCHASE ORDER AND UPON FULFILLMENT OF ITS TERMS; AND
6. ASSURE DELIVERY OF THE DEFENSE ARTICLES MANUFACTURED BY SELLER UNDER THE TERMS OF THIS PURCHASE ORDER ONLY TO BUYER IN THE U.S. OR TO AN AGENCY OF THE U.S. GOVERNMENT.

X

FURTHERMORE, TECHNICAL DATA WHICH MAY BE ACQUIRED OR GENERATED UNDER THIS PURCHASE ORDER MAY REQUIRE APPROPRIATE AUTHORIZATION

FROM THE DEPARTMENT OF STATE, OFFICE OF DEFENSE TRADE CONTROLS OR DEPARTMENT OF COMMERCE, OFFICE OF EXPORT ADMINISTRATION BEFORE IT IS RELEASED TO A FOREIGN PERSON. THEREFORE, SELLER UNDERSTANDS THAT, IF IT IS A FOREIGN ENTITY, IT SHALL NOT RE-EXPORT OR, IF IT IS A U.S. ENTITY, IT SHALL NOT DISCLOSE TO ANY FOREIGN PERSON, ANY TECHNICAL DATA ACQUIRED UNDER THIS PURCHASE ORDER UNTIL AFTER NOTIFYING BUYER AND WRITTEN AUTHORIZATION FROM THE APPROPRIATE U.S. GOVERNMENT AGENCY IS OBTAINED. (ELR)

BYRD AMENDMENT CLAUSE

THE UNDERSIGNED CERTIFIES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT:

NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID, BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OR A MEMBER OF CONGRESS IN CONNECTION WITH THE AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN, THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.

IF ANY FUNDS OTHER THAN FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID, OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM-LLL, "DISCLOSURE FORM TO REPORT LOBBYING," IN ACCORDANCE WITH ITS INSTRUCTIONS.

THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUBAWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUBGRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS).

THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS CERTIFICATION IS A PRE-

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM
GENERAL DYNAMICS

REQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. (BAC)

****

WOOD PACKAGING REQUIREMENTS (WPR)

ALL NON-MANUFACTURED CONIFEROUS WOOD (SOFT WOODS FROM CONIFEROUS TREES AND HARD WOODS FROM NON-CONIFEROUS TREES), SHALL BE TREATED TO INSURE THE WOOD IS BUG FREE. MATERIAL SHALL BE HEAT TREATED (HT) MATERIAL CERTIFIED BY AN ACCREDITED AGENCY AND RECOGNIZED BY THE AMERICAN LUMBER STANDARDS COMMITTEE (ALSC) AND MARKED WITH THE HT STAMP. HT LUMBER IS LUMBER THAT HAS BEEN HEATED TO 56 DEGREES C (CORE TEMERATURE) FOR 30 MINUTES AND MARKED WITH THE APPROPRIATE QUALITY MARK. THE MATERIAL MAY ALSO BE FUMIGATED (MB) WITH METHYL BROMIDE. THE ALSC APPROVED MARKINGS FOR BOXES AND CRATES SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING BETWEEN THE END CLEATS OR END BATTENS IN AT LEAST ONE INCH HIGH LETTERS. MARKS MAY BE PLACED ABOVE REQUIRED MIL-STD-129 MARKINGS. INTERNAL BLOCKING AND BRACING MUST COMPLY ALSO AND BE MARKED IF AT ALL POSSIBLE. FOR PRODUCT IMPORTED BY A DOMESTIC SUPPLIER FROM AN INTERNATIONAL SOURCE, IT IS THE SOLE RESPONSIBILITY OF THE DOMESTIC SOURCE TO INSURE THAT THIS STANDARD (ISPM 15) IS MET. (WPR)

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
GN001 RK00	*
G0006 RN00	
G0006 RP00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT

*confidential treatment requested

AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT. (PP4)

ITEM	QUANTITY	PART-DESCRIPTION		PRICE F	UM-REV	EXT.PRICE
0001	*	2548774 PERISCOPE ASSEMBLY	*		EA	*$

TOTAL BLANKET LIMIT *

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/26/04 WITH OD1993-C021, OD1995-L008

** QUALITY REQUIREMENTS:

QY11.8 (5/21/98) FIRST PIECE INSPECTION

THE DETAIL LANGUAGE FOR THE QUALITY REQUIREMENTS CAN BE FOUND IN THE GENERAL DYNAMICS WEBSITE ON THE WORLD WIDE WEB ADDRESS HTTP://WWW.GDLS.COM UNDER THE PROCUREMENT BUTTON. (WEB)

QG5.2 (04/18/00) C = O SAMPLING PLAN
QJ21.1 (12/8/97) INSPECTION DELEGATION

QP93.0 (5/1/90) PACKING SLIP REQUIREMENT

QP6.0 (1/1/86) ORDERING DATA SHEETS

QK11.1 (1/19/99) PHY/TEST DATA-FILL IN
MIL-STD-171

QY2.9 (09/26/01) FAT-QCS-4
(205)

QY3.5 (1/22/94) C.T. - QCS-4A (TDP)

QL31.0 (12/4/87) FUNCTIONAL TEST (FILL-IN)
12548769

QJ8.1 (1/18/88) GOVERNMENT SELECTIVE EVALUATION

QG2A.4 (11/21/96) (MIL-1-45208 ANS1/ISO 9000)

BUYER:

EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM
GENERAL DYNAMICS

ORDER NO: PCL860000
PAGE 7 OF
BLANKET ORDER

DATE: 04/11/2007
SUPPL.DATE: 04/11/2007

ORDER NO: PCL860000
SUPPL.NO: 001

*confidential treatment requested

QK9.1 (1/19/99) QAP-CERT (FILL-IN)

4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773)

CONTRACTS ARE ASSIGNED AS FOLLOWS:

ALIAS	SEGMENT	WBS	PRIORITY RATING
G0006	RN00		
G0006	RP00		
G0006	RST3		

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED PER YEAR IS* PIECES STARTING JANUARY 2008.

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE IN QUANTITY.

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. (TQR)

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

...
~~*~*~*~*~*~*~*~*

Verified at: 3:22:16 PM on: 4/11/2007 by Domino Process

~~*~*~*~*~*~*~*~*

*confidential treatment requested

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED
PER YEAR IS* IECES STARTING JANUARY 2008.
------ ---- -------- -------

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE
IN QUANTITY.

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. {TQR}

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000
PAGE 8 OF 8

...
~~*~*~*~*~*~*~*~*

Verified at: 9:43:20 AM on: 4/2/2007 by Domino Process

~~*~*~*~*~*~*~*~*

*Confidential treatment requested

PCL860000 SUPPL 001

*1 QTY

*2 TOTAL AMT OF ORDER

*3 PROGRESS PAYMENT QTYS

*4 QTY

*5 PRICE

*6 EXT. PRICE

*7 TOTAL BLANKET LIMIT

*8 QTY

*9 QTY

ORIGINATOR: JULIE M SCHNEIDER NUMBER: 9726800650
MESSAGE: B003 PCL860000

GENERAL DYNAMICS BLANKET ORDER

DATE: 04/02/2007 ORDER NO: PCL860000

TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081

SHIP TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
LIMA FACILITY
1161 BUCKEYE RD
LIMA OH 45804-1815

BASE ORDER

SUPPLIER NO: 23230 CATEGORY: S N
SHIP VIA: TRUCK CRC2A
F.O.B.: RICHARDSON TX
TERMS: NET 30 DAYS

INVOICE TO: GENERAL DYNAMICS
LAND SYSTEMS DIVISION
ACCOUNTING DEPARTMENT
1161 BUCKEYE ROAD
LIMA OH 45804-1815

EFFECTIVE DATE: 04/02/2007 EXPIRATION DATE: 12/30/2008

ORIGINAL BLANKET PO ISSUE DATE - 04/09/07

****

PART NUMBER : 12548774 DESCRIPTION: PERISCOPE ASSY

****

QUANTITY* PCS

****

****

PRICES STATED HEREIN ARE CEILING PRICES SUBJECT TO DOWNWARD ONLY ADJUSTMENT RESULTING FROM BUYER'S OR U.S. GOVERNMENT'S AUDIT REVIEW OF SELLER'S COST AND PRICING DATA AND SUBSEQUENT FINAL NEGOTIATION.

ALL OTHER UNIT PRICES CONTAINED WITHIN THE BODY OF THIS PURCHASE ORDER ARE ALSO NOT TO EXCEED (NTE) CEILING PRICES SUBJECT TO THE SAME AUDIT/NEGOTIATION AND SHALL ALSO BE ADJUSTED AS REQUIRED UPON CONTRACT PRICING DEFINITIZATION. SELLER AGREES TO SUBMIT SUCH DATA IN FORM AND DETAIL ACCEPTABLE TO BUYER NOT LATER THAN THIRTY (30) DAYS FROM THE DATE OF THIS PURCHASE ORDER. PENDING FINAL AGREEMENT OF PRICE, THE AMOUNT ALLOCATED TO THIS ORDER AND AVAILABLE FOR PAYMENT IS UNLESS INCREASED BY BUYER IN WRITING. FINAL PRICE AGREEMENT WILL BE SET FORTH IN A PURCHASE ORDER CHANGE HERETO NO LATER THAN 180 DAYS FROM DATE HEREOF.

CONVERSION OF NOT TO EXCEED PRICE TO A FIRM FIXED PRICE AUTOMATICALLY CANCELS THIS CLAUSE.

SCHEDULE FOR DEFINITIZATION

SUBMISSION OF PRICE PROPOSAL	COMPLETE
AUDIT	5/11/2007
COMMENCE NEGOTIATIONS	6/11/2007

BUYER: EXPEDITOR: E003

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437

ORDER NO: PCL860000

* *

*Confidential Treatment Requested

DATE: 04/02/2007

ORDER NO: PCL860000

TARGET DATE FOR PRICE DEFINITIZATION 7/11/2007

****

THIS ORDER HAS BEEN RELEASED AS A BLANKET PURCHASE ORDER. THE SUPPLIER WILL RECEIVE SUBSEQUENT RELEASES THAT WILL CONFIRM THE SHIPPING SCHEDULE FOR THIS ORDER. ALL SHIPMENTS AGAINST THESE RELEASES MUST MEET THE REQUIREMENTS SPECIFIED IN THE BLANKET PURCHASE ORDER. SUBSEQUENT RELEASES WILL HAVE THE SAME ORDER NUMBER AS THE BLANKET PURCHASE ORDER, EXCEPT IT WILL BE SEQUENTIALLY INCREASED BY ONE FOR EACH RELEASE,(IE: BLANKET P.O. NO.: PBA020000; RELEASES; PBA020001, PBA020002, ETC.).

{BPL}

VALUE ENGINEERING INCENTIVE IN ACCORDANCE WITH FAR52.248-1 (INSTANT CONTRACT SAVING ONLY) APPLIES. SELLER'S SHARE IS PAYABLE TO SELLER PROMPTLY AFTER PAYMENT OF CREDIT BY THE GOVERNMENT TO BUYER. {VE1}

* *

****

PURCHASER AGREES TO PURCHASE AND SELLER AGREES TO FURNISH THE SUPPLIES OR SERVICES DESCRIBED BELOW IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE HEREOF.

THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE, AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). SUPPLIER IS REQUIRED TO PLACE RATED ORDERS WITH SUB-TIER SUPPLIERS FOR ITEMS NEEDED TO FILL THIS ORDER. {POTEXT}

****

SELLER SHALL MAKE NO CHANGE IN DESIGN, MATERIALS, MANUFACTURING LOCATION, MANUFACTURING PROCESSES, OR SOURCES OF SUPPLY, AFTER BUYER'S ACCEPTANCE OF THE FIRST PRODUCTION TEST ITEM OR AFTER ACCEPTANCE OF THE FIRST COMPLETED END ITEM, WITHOUT THE WRITTEN APPROVAL OF THE BUYER.

FOR ELECTRICAL COMPONENTS:
THE APPROVAL OF THE BUYER WILL NOT BE REQUIRED FOR THE SELLER TO MAKE CHANGES IN THE SOURCE OF SUPPLY OF COMPONENT PARTS WHICH ARE CLASSIFIED AS "PASSIVE COMPONENTS" SO LONG AS SUCH SUPPLY SOURCE CHANGES DO NOT AFFECT FORM, FIT, FUNCTION, QUALITY, RELIABILITY OR SAFETY OF THE END ITEM.

{NCG}

BUYER:

EXPEDITOR: E003
SUPPLIER NO: 23230

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

SCHEDULE ADJUSTMENT CLAUSE

GENERAL DYNAMICS LAND SYSTEMS DIVISION (GDLS) RESERVES THE RIGHT TO ADJUST EACH DELIVERY SCHEDULE DATE IN OR OUT BY UP TO FOUR (4) WEEKS (30 CALENDAR DAYS) FROM THE SCHEDULED ON DOCK NEED DATE. NOTIFICATION BY GDLS WILL BE RELEASED NO LATER THAN 60 DAYS PRIOR TO THE DELIVERY DATE IMPACTED. (SAC)

STATISTICAL METHODS AND STATISTICAL PROCESS CONTROL (SPC) IS MANDATORY FOR UTILIZATION BY THE SUPPLIER TO CONTROL THE MANUFACTURING PROCESS, CONTINUALLY IMPROVE QUALITY, AND REDUCE COSTS ASSOCIATED WITH THE DELIVERABLE END PRODUCT.
THE REQUIREMENTS FOR A PROCEDURE, CONTROL PLAN, AND SUPPLIER CERTIFICATION SHALL BE IN ACCORDANCE WITH THE GDLS SUPPLIER INSTRUCTIONS QCS-83-7.
ANY QUESTIONS REGARDING THE GDLS SPC PROGRAM SHOULD BE DIRECTED TO YOUR BUYER. (SPC1)

VENDOR TO INVOICE EACH LINE ITEM EXACTLY AS SHOWN ON PURCHASE ORDER/RELEASE TO INSURE PROMPT PAYMENT. INVOICE MUST SHOW VENDOR NAME, PURCHASE ORDER NUMBER/RELEASE NUMBER, LINE ITEM NUMBER, PART NUMBER, QUANTITY SHIPPED, AND PRICE. (PS2)

ALL COMMUNICATION CONCERNING THIS P.O. SHOULD BE DIRECTED TO THE UNDERSIGNED GDLS BUYER:

****

THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS LISTED ON GDLS FORM 84-005-807, 0808 AND 0809 IN EFFECT OF THE DATE OF THIS ORDER. TERMS AND CONDITIONS CAN BE FOUND AT WWW.GDLS.COM/PROCUREMENT/HTML. (DTC3)

THE UNIT PRICE SHALL BE ADJUSTED EITHER UPWARD OR DOWNWARD AS REQUIRED AS THE RESULT OF ANY ENIGINEERING CHANGE OR ANY ACTION AFFECTING HARDWARE CONFIGURATION AND/OR TECHNICAL DATA PACKAGE (TDP) REQUIREMENTS. ALL PRICES THAT SHALL APPLY WILL BE THOSE REFLECTING THE MOST RECENT HARDWARE CONFIGURATION OR TDP REQUIREMENTS.

* *

TECHNICAL DATA FURNISHED BY BUYER TO SELLER, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, IS

GOVERNED BY THE U.S. INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR) SECTION 124.13. IF TECHNICAL DATA IS TO BE EXPORTED, A STATE DEPARTMENT EXPORT LICENSE WILL BE REQUESTED BY THE BUYER/GDLS CONTRACTS DEPARTMENT. WHEN THIS IS RECEIVED, THE APPROPRIATE LICENSE WILL BE LODGED WITH THE CUSTOMS DEPARTMENT AND THE LICENSE # WILL BE FURNISHED TO YOU FOR INCLUSION ON THE PAPERWORK IN ORDER TO ALLOW FOR TRANSFERENCE OF TECHNICAL DATA OUTSIDE OF THE USA.

SELLER HEREBY AGREES TO:

1. LIMIT THE USE OF THE TECHNICAL DATA TO THE MANUFACTURE OF THE DEFENSE ARTICLES REQUIRED BY THE PURCHASE ORDER ONLY; AND
2. PROHIBIT THE DISCLOSURE OF THE TECHNICAL DATA TO ANY OTHER PERSON EXCEPT SUBCONTRACTORS WITHIN SELLER'S COUNTRY; AND
3. PROHIBIT THE ACQUISITION OF ANY RIGHTS IN THE TECHNICAL DATA BY ANY FOREIGN PERSON; AND
4. ASSURE THAT ANY SUBCONTRACTS ISSUED BY SELLER TO SUB CONTRACTORS WITHIN SELLER'S COUNTRY, IN ORDER TO FACILITATE SELLER'S EXECUTION OF THIS PURCHASE ORDER, INCLUDE ALL SIX (6) LIMITATIONS CONTAINED IN THIS CLAUSE; AND
5. DESTROY OR RETURN TO BUYER ALL OF THE TECHNICAL DATA EXPORTED BY BUYER PURSUANT TO EXECUTION OF THE PURCHASE ORDER AND UPON FULFILLMENT OF ITS TERMS; AND
6. ASSURE DELIVERY OF THE DEFENSE ARTICLES MANUFACTURED BY SELLER UNDER THE TERMS OF THIS PURCHASE ORDER ONLY TO BUYER IN THE U.S. OR TO AN AGENCY OF THE U.S. GOVERNMENT.

X

FURTHERMORE, TECHNICAL DATA WHICH MAY BE ACQUIRED OR GENERATED UNDER THIS PURCHASE ORDER MAY REQUIRE APPROPRIATE AUTHORIZATION FROM THE DEPARTMENT OF STATE, OFFICE OF DEFENSE TRADE CONTROLS OR DEPARTMENT OF COMMERCE, OFFICE OF EXPORT ADMINISTRATION BEFORE IT IS RELEASED TO A FOREIGN PERSON. THEREFORE, SELLER UNDERSTANDS THAT, IF IT IS A FOREIGN ENTITY, IT SHALL NOT RE-EXPORT OR, IF IT IS A U.S. ENTITY, IT SHALL NOT DISCLOSE TO ANY FOREIGN PERSON, ANY TECHNICAL DATA ACQUIRED UNDER THIS PURCHASE ORDER UNTIL AFTER NOTIFYING BUYER AND WRITTEN AUTHORIZATION FROM THE APPROPRIATE U.S. GOVERNMENT AGENCY IS OBTAINED.

{ELR}

BYRD AMENDMENT CLAUSE

THE UNDERSIGNED CERTIFIES, TO THE BEST OF HIS OR HER KNOWLEDGE AND BELIEF, THAT:

NO FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID OR WILL BE PAID,

BY OR ON BEHALF OF THE UNDERSIGNED, TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OR A MEMBER OF CONGRESS IN CONNECTION WITH THE AWARDING OF ANY FEDERAL CONTRACT, THE MAKING OF ANY FEDERAL GRANT, THE MAKING OF ANY FEDERAL LOAN, THE ENTERING INTO OF ANY COOPERATIVE AGREEMENT, AND THE EXTENSION, CONTINUATION, RENEWAL, AMENDMENT, OR MODIFICATION OF ANY FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT.

IF ANY FUNDS OTHER THAN FEDERAL APPROPRIATED FUNDS HAVE BEEN PAID, OR WILL BE PAID TO ANY PERSON FOR INFLUENCING OR ATTEMPTING TO INFLUENCE AN OFFICER OR EMPLOYEE OF ANY AGENCY, A MEMBER OF CONGRESS, AN OFFICER OR EMPLOYEE OF CONGRESS, OR AN EMPLOYEE OF A MEMBER OF CONGRESS IN CONNECTION WITH THIS FEDERAL CONTRACT, GRANT, LOAN, OR COOPERATIVE AGREEMENT, THE UNDERSIGNED SHALL COMPLETE AND SUBMIT STANDARD FORM-LLL, "DISCLOSURE FORM TO REPORT LOBBYING," IN ACCORDANCE WITH ITS INSTRUCTIONS.

THE UNDERSIGNED SHALL REQUIRE THAT THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN THE AWARD DOCUMENTS FOR ALL SUBAWARDS AT ALL TIERS (INCLUDING SUBCONTRACTS, SUBGRANTS, AND CONTRACTS UNDER GRANTS, LOANS, AND COOPERATIVE AGREEMENTS).

THIS CERTIFICATION IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THIS TRANSACTION WAS MADE OR ENTERED INTO. SUBMISSION OF THIS CERTIFICATION IS A PRE-REQUISITE FOR MAKING OR ENTERING INTO THIS TRANSACTION IMPOSED BY SECTION 1352, TITLE 31, U.S. CODE. (BAC)

****

WOOD PACKAGING REQUIREMENTS (WPR)

ALL NON-MANUFACTURED CONIFEROUS WOOD (SOFT WOODS FROM CONIFEROUS TREES AND HARD WOODS FROM NON-CONIFEROUS TREES), SHALL BE TREATED TO INSURE THE WOOD IS BUG FREE. MATERIAL SHALL BE HEAT TREATED (HT) MATERIAL CERTIFIED BY AN ACCREDITED AGENCY AND RECOGNIZED BY THE AMERICAN LUMBER STANDARDS COMMITTEE (ALSC) AND MARKED WITH THE HT STAMP. HT LUMBER IS LUMBER THAT HAS BEEN HEATED TO 56 DEGREES

DATE: 04/02/2007 ORDER NO: PCL860000

C (CORE TEMERATURE) FOR 30 MINUTES AND MARKED WITH THE APPROPRIATE QUALITY MARK. THE MATERIAL MAY ALSO BE FUMIGATED (MB) WITH METHYL BROMIDE. THE ALSC APPROVED MARKINGS FOR BOXES AND CRATES SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING BETWEEN THE END CLEATS OR END BATTENS IN AT LEAST ONE INCH HIGH LETTERS. MARKS MAY BE PLACED ABOVE REQUIRED MIL-STD-129 MARKINGS. INTERNAL BLOCKING AND BRACING MUST COMPLY ALSO AND BE MARKED IF AT ALL POSSIBLE. FOR PRODUCT IMPORTED BY A DOMESTIC SUPPLIER FROM AN INTERNATIONAL SOURCE, IT IS THE SOLE RESPONSIBILITY OF THE DOMESTIC SOURCE TO INSURE THAT THIS STANDARD (ISPM 15) IS MET.
(WPR)

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
GN001 RK00	*
G0006 RN00	
G0006 RP00	
G0006 RST3	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.
(PP4)

ITEM	QUANTITY	PART-DESCRIPTION	PRICE F	UM-REV	EXT.PRICE
0001	*	12548774 PERISCOPE ASSEMBLY	*	EA	*

TOTAL BLANKET LIMIT *

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/26/04
   WITH OD1993-C021, OD1995-L008

** QUALITY REQUIREMENTS:

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

DATE: 04/02/2007

ORDER NO: PCL860000

confidential treatment requested

QY11.8 (5/21/98) FIRST PIECE INSPECTION

THE DETAIL LANGUAGE FOR THE QUALITY REQUIREMENTS CAN BE FOUND IN THE GENERAL DYNAMICS WEBSITE ON THE WORLD WIDE WEB ADDRESS HTTP://WWW.GDLS.COM UNDER THE PROCUREMENT BUTTON.
(WEB)

QG5.2 (04/18/00) C = O SAMPLING PLAN
QJ21.1 (12/8/97) INSPECTION DELEGATION

QP93.0 (5/1/90) PACKING SLIP REQUIREMENT

QP6.0 (1/1/86) ORDERING DATA SHEETS

QK11.1 (1/19/99) PHY/TEST DATA-FILL IN
MIL-STD-171

QY2.9 (09/26/01) FAT-QCS-4
(205)

QY3.5 (1/22/94) C.T. - QCS-4A (TDP)

QL31.0 (12/4/87) FUNCTIONAL TEST (FILL-IN)
12548769

QJ8.1 (1/18/88) GOVERNMENT SELECTIVE EVALUATION

QG2A.4 (11/21/96) (MIL-1-45208 ANS1/ISO 9000)

QK9.1 (1/19/99) QAP-CERT (FILL-IN)

4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET. (12548773)

CONTRACTS ARE ASSIGNED AS FOLLOWS:

ALIAS	SEGMENT	WBS	PRIORITY RATING
G0006	RN00 --	---	---------------
G0006	RP00		
G0006	RST3		

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM
GENERAL DYNAMICS

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000
PAGE 7 OF
BLANKET ORDER

DATE: 04/02/2007

ORDER NO: PCL860000

THE APPROXIMATE FORECASTED QUANTITY OF PARTS TO BE RELEASED PER YEAR IS 1927 PIECES STARTING JANUARY 2008.

THESE RELEASES WILL BE SUBJECT TO A 20% INCREASE OR DECREASE IN QUANTITY.

RELEASES WILL BE GENERATED AND MAILED APPROXIMATELY 4 WEEKS PRIOR TO "DUE ON DOCK" DATES. THESE DATES MAY SHOW SOME VARIATION DUE TO SCRAP RATE, RETURNS, MANUFACTURING SCHEDULE CHANGES ETC.

SUPPLIERS MUST BE PREPARED TO SUPPORT GDLS DELIVERY REQUIREMENTS WITH AS LITTLE AS SEVEN (7) DAYS NOTICE. {TQR}

BUYER:

JULIE M. SCHNEIDER BUYER:B003
P:586-825-8756 F:586-268-7437
EMAIL: SCHNEIDJ@GDLS.COM

EXPEDITOR: E003
SUPPLIER NO: 23230

ORDER NO: PCL860000

...
~~*~*~*~*~*~*~*~*

Verified at: 9:43:20 AM on: 4/2/2007 by Domino Process

~~*~*~*~*~*~*~*~*

PCL860000 BASE

*1 QTY

*2 PROGRESS PAYMENT QTYS

*3 QTY

*4 UNIT PRICE

*5 EX. PRICE

*6 TOTAL BLANKET LIMIT

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-09-D-0128	0001	2009MAR24	SEE SCHEDULE	DOA5

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GLK-A
KEVIN GILMORE (309) 782-3558
ROCK ISLAND IL 61299-7630

WEAPON SYSTEM: IFV XM2 /CFV XM3
EMAIL: KEVIN.GILMORE@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: B PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 08K64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS-COLUMBUS CENTER
DFAS CO-WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS, OH 43218-2381
PHONE: 1-800-756-4571

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation Payment will be made by Electronic Funds Transfer, Dated ______ furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
BRIAN W. SCHMIDT /SIGNED/ 2009MAR24
BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP. NO.	29. D.O. VOUCHER NO.	30. INITIALS
	[ ] PARTIAL [ ] FINAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	31. PAYMENT	34. CHECK NUMBER
		[ ] COMPLETE [ ] PARTIAL [ ] FINAL	35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.

a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

PREVIOUS EDITION IS OBSOLETE.

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SUPPLEMENTAL INFORMATION

1. THIS DELIVERY ORDER IS ISSUED TO OPTEX SYSTEM INC THIS WILL SATISFY THE MINIMUM GUARANTEED QUANTITY UNDER CONTRACT W52H09-09-D-0128 FOR THE FOLLOWING BELOW ITEM:

CLIN	NOUN	NSN	P/N	QTY
0002AA	PERICSOPE, ARMORED	1240-01-319-8995	12357792	*

2. DELIVERY IS FOB DESTINATION. DELIVERY SCHEDULE IS SET FORTH IN SECTION B. EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST TO THE GOVERNMENT.

3. THERE IS NO FIRST ARTICLE TEST REQUIREMENT FOR THIS AWARD.

4. THE UNIT PRICE IS $*

5. TOTAL AMOUNT FOR THIS AWARD IS $*

*** END OF NARRATIVE A0001 ***

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0002	NSN: 1240-01-319-8995 FSCM: 19200 PART NR: 12357792 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	EA	*	*

NOUN: PERISCOPE,ARMORED V
PRON: M191A478M1 PRON AMD: 01 ACRN: AA
AMS CD: 070011MMTUR

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H099026H951	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	14-AUG-2009
002		14-SEP-2009

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND,PA,17070-5002

CONTRACT/DELIVERY ORDER NUMBER
W52H09-09-D-0128/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H099026H952	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	06-OCT-2009

FOB POINT: Destination

SHIP TO:
(W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUIN
TRANSPORTATION OFFICER
PO BOX 960001
TRACY CA 95304-5000

VERY ORDER NUMBER

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-09-D-0128/0001				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0126/0001 MOD/AMD	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION				JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0002AA	M191A478M1 070011MMTUR	AA	2	97	X4930AC6G 6D	26FB	S11116		W52H09	$
									TOTAL	$

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION				ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	97	X4930AC6G 6D	26FB	S11116	W52H09	$
						TOTAL	$

ACRN	EDI ACCOUNTING CLASSIFICATION				
AA	97	0X0X4930AC6G	S11116	96D0000070011MMTUR26FB	S11116

*Confidential Treatment Requested

W52H0909D01028

*1	Total cost
*2	Qty
*3	Unit price
*4	Total Amount for award
*5	0002AA Qty
*6	0002AA Unit price
*7	0002AA Total amount
*8	Delivery 001 Qty
*9	Delivery 002 Qty
*10	Delivery 001 Qty
*11	Obligated Amount
*12	Obligated Total Amount
*13	Obligated Amount
*14	Obligated Total amount

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page
Firm-Fixed-Price	1 Of 6

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
03		SEE SCHEDULE	

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND CCTA-AR-FA MATTHEW KOPEL (309)782-7888 ROCK ISLAND IL 61299-7630 EMAIL: MATTHEW.KOPEL@US.ARMY.MIL		DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS NONE ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 | Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0260/0003

10B. Dated (See Item 13)
2007JUN15

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AC NET INCREASE: $8,536.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 43.103(a)(1)

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		JOYCE L KLEIN JOYCE.KLEIN@US.ARMY.MIL (309)782-5051	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By (Signature of Contracting Officer)	16C. Date Signed

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this modification 03 to W52H09-05-D-0260 to DO 0003 is to:

1. Increase the unit price for CLINS 0001AB and 0001AC from* for a new unit price of*

2. For Administrative purposes, this increase will be represented on CLIN 1001AB.

3. Therefore, for each Panoramic Telescope shipped against CLIN 0001AB, the contractor shall bill against CLIN 0001AB and for a total unit price of* nd for CLIN 0001AC, the contractor shall bill against CLIN 0001A* an for a total unit price of*

4. To date, the total quantity left for delivery for CLIN's 0001AB and 0001AC * each, Panoramic Telescope, NSN: 1240-01-483-6103, PN: 12984713.

5. Revised the delivery schedule, see section B.

All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0004 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 02	

Name of Offeror or Contractor: OPTEK SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-6103 FSCM: 19200 PART NR: 12984713 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ *

NOUN: TELESCOPE, PANORAMIC
PRON: M171R213M1 PRON AMD: 02 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097151H975	W31G1Z	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	31-MAR-2010

FOB POINT: Destination

SHIP TO:
(W31G1Z) XR W0L7 ANNISTON MUNITIONS CTR
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG #380
ANNISTON AL 36201-4199

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H097151H976		J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-APR-2010

FOB POINT: Destination

SHIP TO:
(W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN
25600 S CHRISMAN ROAD
REC WHSE 16B PH 209 839 4307
TRACY,CA,95304-5000

CONTRACT/DELIVERY ORDER NUMBER
1-D-0260/0003

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$*	$*

NOUN: M119 HOWITZER M137
PRON: 2C8150221A   PRON AMD: 01   ACRN: AB
AMS CD: 32101366022

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin   ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W15BW982073345	Y00000	M		3

DEL REL CD	QUANTITY	DEL DATE
001	*	30-APR-2010
002		28-MAY-2010
003		27-AUG-2010
004		30-SEP-2010
005		29-OCT-2010
006		30-NOV-2010
007		31-DEC-2010
008		30-JAN-2011

FOB POINT: Destination

SHIP TO:
(Y00000)   CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0260/0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001	SECURITY CLASS: Unclassified				
1001AB	UNIT PRICE INCREASE				$

NOUN: PACKAGING FOR PANTELS
PRON: W19ABW35M1   PRON AMD: 01   ACRN: AC
AMS CD: 53459562147

Items shipped on CLIN 0001AB or 0001AC shall * also billed against this CLIN 1002AA for * each up to *

*

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPERATE DELIVERY REQUIRED. (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH REL CD / QUANTITY / PERF COMPL DATE 001 / 0 / 30-SEP-2011 $				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0260/0003 MOD/AMD 03	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
1001AB	W19ABW35M1 53459562147	AC	2 974W35	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AC	21 92035000096D6D02P53459525FB S11116	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	*

ACRN	EDI ACCOUNTING CLASSIFICATION
AC	21 091120350000 S11116 96D6D02534535621472 5FB 974W35S11116 W52H09

*Confidential Treatment Requested

W52H0905D0260/0003

*1 UNIT PRICE

*2 UNIT PRICE

*3 PRICE

*4 PRICE

*5 TOTAL UNIT PRICE

*6 PRICE

*7 PRICE

*8 TOTAL UNIT PRICE

*9 QTY

*10 QTY

*11 UNIT PRICE

*12 AMOUNT

*13 QTY

*14 QTY

*15 QTY

*16 UNIT PRICE

*17 AMOUNT

*18 DELIVERY QTY

*19 QTY

*20 QTY

*21 DELIVERY QTY

*22 PRIOR AMOUNT

*23 INCREASE/DECREASE AMOUNT

*24 CUMULATIVE OBLIG AMT

*25 NET CHANGE

*26 INCREASE/DECREASE AMOUNT

*27 NET CHANGE

*28 PRIOR AMOUNT OF AWARD

*29 INCREASE/DECREASE AMOUNT

*30 CUMULARTIVE OBLIG AMT